UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. ____)

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Section 240.14a-12

Inland Real Estate Income Trust, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

INLAND REAL ESTATE INCOME TRUST, INC.

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
AND
PROXY STATEMENT

Date:	November 2, 2021
Time:	10:00 a.m. central time
Place:	2901 Butterfield Road
Oak Brook, Illinois 60523

Inland Real Estate Income Trust, Inc.
2901 Butterfield Road
Oak Brook, Illinois 60523
(800) 826-8228

Notice of Annual Meeting of Stockholders
to be held November 2, 2021

Dear Stockholder:

Our annual stockholders’ meeting will be held on November 2 2021, at 10:00 a.m. central time, at our principal executive offices located at 2901 Butterfield Road in Oak Brook, Illinois 60523. At our annual meeting, we will ask you to consider and vote upon:

1.	a proposal to elect six directors;
2.	a proposal to ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;
3.	a proposal to amend our charter to remove or revise provisions that relate to the terms and rights of our classes and series of stock, including our common stock, and to offerings of our stock;
4.	a proposal to amend our charter to remove or revise, as applicable, provisions that relate to stockholder meetings;
5.	a proposal to amend our charter to remove or revise provisions that relate to stockholder information rights;
6.	a proposal to amend our charter to remove or revise those provisions that relate to the qualifications, number, election, removal and service of our directors;
7.	a proposal to amend our charter to remove or revise those provisions that relate to the conduct of our board of directors and our business manager;
8.	a proposal to amend our charter to remove or revise those provisions that limit or regulate how the Company operates and the process by which it engages in transactions;
9.	a proposal to amend our charter to revise or add provisions restricting transfer and ownership of shares;
10.	a proposal to amend our charter to remove provisions governing transactions with our business manager and its affiliates;
11.	a proposal to amend our charter to remove or revise provisions relating to amendments of the charter and entering into extraordinary transactions;
12.	a proposal to amend our charter to revise certain provisions that govern our ability to indemnify our officers, directors and business manager, among others;
13.	a proposal to amend our charter to make conforming changes and other ministerial modifications to and to restate our charter; and

14.	any other business that may be properly presented at the annual meeting and any postponement or adjournment thereof.

If you were a stockholder of record at the close of business on August 5, 2021, you may vote at the annual meeting and any postponements or adjournments of the meeting. We may mail a printed copy of our proxy materials to a stockholder or we may use the “Notice and Access” method of providing proxy materials to a stockholder via the Internet. The Notice and Access method provides stockholders with a convenient and quick way to access the proxy materials and vote, while lowering our costs and reducing the environmental impact of our meeting. On or about [__], 2021, we will begin mailing either (i) a full paper set of proxy materials or (ii) a Notice of Internet Availability of Proxy Materials (the “Notice”), and we will post our proxy materials on the website referenced in our proxy statement and in the Notice. As more fully described in the Notice, stockholders who receive the Notice may choose to access our proxy materials on the website or they may request to receive a printed set of our proxy materials.

Whether or not you plan to attend the meeting and vote in person, we urge you to have your vote recorded as early as possible. Stockholders have the following three options for submitting their votes by proxy: (1) via the Internet; (2) by telephone; or (3) by mail, if a paper proxy card has been provided to you.

Your vote is very important! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

By order of the Board of Directors,

Cathleen M. Hrtanek
Secretary

[__],2021

2

i

PROPOSAL NO. 3 – APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING OUR STOCK	34
PROPOSAL NO. 4 – APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING STOCKHOLDER MEETINGS	36
PROPOSAL NO. 5 – APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING STOCKHOLDER INFORMATION RIGHTS	37
PROPOSAL NO. 6 – APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING THE COMPOSITION OF OUR BOARD OF DIRECTORS	39
PROPOSAL NO. 7 – APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING THE CONDUCT OF OUR BOARD OF DIRECTORS AND OUR BUSINESS MANAGER	41
PROPOSAL NO. 8 – APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING THE CONDUCT OF COMPANY BUSINESS	43
PROPOSAL NO. 9 – APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REVISE OR ADD PROVISIONS RESTRICTING TRANSFER AND OWNERSHIP OF SHARES	45
PROPOSAL NO. 10 – APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE PROVISIONS GOVERNING TRANSACTIONS WITH THE BUSINESS MANAGER AND ITS AFFILIATES	47
PROPOSAL NO. 11 – APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE PROVISIONS RELATING TO AMENDMENTS AND EXTRAORDINARY ACTIONS	48
PROPOSAL NO. 12 – APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REVISE PROVISIONS REGARDING OUR ABILITY TO INDEMNIFY OUR OFFICERS, DIRECTORS AND AGENTS	49
PROPOSAL NO. 13 – APPROVAL OF PROPOSED AMENDMENTS REGARDING CONFORMING CHANGES AND OTHER MINISTERIAL MODIFICATIONS TO AND RESTATEMENT OF THE CHARTER	51
STOCKHOLDER PROPOSALS FOR 2022 ANNUAL MEETING	52
Director Candidates Proposed by Stockholders	52
Other Stockholder Proposals	52
FORM OF PROXY CARD	54

Exhibit A-I: Proposed Amended and Restated Charter

Exhibit A-II: Proposed Amended and Restated Charter – Marked to Show Changes Against THE Current Charter

ii

This proxy statement contains information related to the annual meeting of stockholders to be held November 2, 2021, beginning at 10:00 a.m. central time, at our principal executive offices located at 2901 Butterfield Road, Oak Brook, Illinois 60523, and at any postponements or adjournments thereof.

INFORMATION ABOUT THE ANNUAL MEETING

The board of directors of Inland Real Estate Income Trust, Inc. (referred to herein as the “Company,” “we,” “our” or “us”), a Maryland corporation, is soliciting your vote for the 2021 annual meeting of stockholders. At the meeting, you will be asked to consider and vote upon:

1.	a proposal to elect six directors;
2.	a proposal to ratify the selection of KPMG LLP (sometimes referred to herein as “KPMG”) as our independent registered public accounting firm for the fiscal year ending December 31, 2021;
3.	a proposal to amend our charter to remove or revise provisions that relate to the terms and rights of our classes and series of stock, including our common stock, and to offerings of our stock;
4.	a proposal to amend our charter to remove or revise, as applicable, provisions that relate to stockholder meetings;
5.	a proposal to amend our charter to remove or revise provisions that relate to stockholder information rights;
6.	a proposal to amend our charter to remove or revise those provisions that relate to the qualifications, number, election, removal and service of our directors;
7.	a proposal to amend our charter to remove or revise those provisions that relate to the conduct of our board of directors and our business manager;
8.	a proposal to amend our charter to remove or revise those provisions that limit or regulate how the Company operates and the process by which it engages in transactions;
9.	a proposal to amend our charter to revise or add provisions restricting transfer and ownership of shares;
10.	a proposal to amend our charter to remove provisions governing transactions with our business manager and its affiliates;
11.	a proposal to amend our charter to remove or revise provisions relating to amendments of the charter and entering into extraordinary transactions;
12.	a proposal to amend our charter to revise certain provisions that govern our ability to indemnify our officers, directors and business manager, among others;

13.	a proposal to amend our charter to make conforming changes and other ministerial modifications to and to restate our charter; and
14.	any other business that may be properly presented at the annual meeting and any postponement or adjournment thereof.

The board of directors recommends that you vote “FOR” each proposal.

Important Notice Regarding the Availability of Proxy Materials

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on November 2, 2021. This proxy statement and our 2020 annual report to stockholders, including our Annual Report on Form 10-K for the year ended December 31, 2020, are available at [__]. We may use the Securities and Exchange Commission (the “SEC”) notice and access rule that allows us to furnish our proxy materials over the Internet to our stockholders instead of mailing paper copies of those materials to each stockholder. This allows us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our annual meeting. On or about [__], 2021, we will begin mailing to our stockholders either (i) a full paper set of our proxy materials or (ii) a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy materials over the Internet and authorize your proxy online. The Notice is not a proxy and cannot be used to vote your shares. If you own shares of common stock in more than one account, such as individually and jointly with your spouse, you may have received more than one Notice or full paper set of proxy materials. Please make sure to vote all of your shares.

If you only receive the Notice, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the Notice or on the website referred to on the Notice. Paper copies of our Annual Report on Form 10-K for the year ended December 31, 2020 will be furnished to you, without charge, by writing us at 2901 Butterfield Road, Oak Brook, Illinois 60523, Attention: Investor Services. If requested by stockholders, we also will provide copies of exhibits to our Annual Report on Form 10-K for the year ended December 31, 2020 for a reasonable fee.

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read any reports, statements and other information we file with the SEC on the website maintained by the SEC at www.sec.gov.

Information About Attending the Annual Meeting

We welcome your attendance at the annual meeting of stockholders. If you plan on attending the meeting, please contact Ms. Roberta S. Matlin, our vice president, at (800) 826-8228, so that we can arrange for sufficient space to accommodate all attendees.

Information About Voting

Holders of our common stock at the close of business on August 5, 2021 (the “Record Date”) are entitled to receive notice of and to vote their shares at the annual meeting. As of the

Record Date, there were [__] shares of our common stock outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the meeting.

Your vote is needed to ensure that the proposals can be acted upon. Your vote is very important, even if you own a small number of shares. Your immediate response will help avoid potential delays and may save the Company significant additional expense associated with soliciting stockholder votes.

You may vote in person or by granting us a proxy to vote on the proposals. You may authorize a proxy in any of the following ways:

•	via the Internet, by following the instructions provided on the proxy card or the Notice;
•	via telephone, by calling ([__]) [__]-[__] and following the instructions provided on the proxy card; or
•	if you received a printed set of proxy materials, via mail, by completing, signing, dating and returning the paper proxy card provided to you in the envelope enclosed therewith.

If you return your proxy card but do not indicate how your shares should be voted, they will be voted “FOR” each proposal in accordance with the board’s recommendation.

If you grant us a proxy, you may nevertheless revoke your proxy at any time before it is exercised by: (1) sending written notice to us, Attention: Ms. Roberta S. Matlin, vice president; (2) providing us with a later-dated proxy; or (3) attending the annual meeting in person and voting your shares. Merely attending the annual meeting, without further action, will not revoke your proxy.

Information Regarding Tabulation of the Vote

We have hired Broadridge Investor Communication Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717 (“Broadridge ICS”), to solicit proxies on our behalf. In addition, Broadridge ICS will tabulate all votes cast at the annual meeting and will act as the inspector of election.

Quorum Requirement

The presence, in person or by proxy, of stockholders holding 50% or more of the shares of our common stock outstanding is necessary to constitute a “quorum.” There must be a quorum represented in order for the stockholders to take action at the annual meeting. If you submit a properly executed proxy card, even if you abstain from voting or do not give instructions for voting, then your shares will be considered present for purposes of establishing a quorum.

Information About Vote Necessary for Action to be Taken

Proposal No. 1. With regard to the election of directors, you may vote “FOR ALL” of the nominees, you may withhold your vote for all of the nominees by voting “WITHHOLD ALL,” or you may vote for all of the nominees except for certain nominee(s) by voting “FOR ALL” and striking a line through that nominee(s’) name(s) or number(s) on the proxy card or voting if electronically making individual selections. The affirmative vote of a majority of the shares of common stock present in person or by proxy at the annual meeting, assuming a quorum is represented, is required to elect each nominee for director.  Withheld votes will be counted for purposes of establishing a quorum and will have the effect of a vote against each nominee for director for which authority is withheld. Broker non-votes (discussed below) will be counted for purposes of establishing a quorum and will have the effect of a vote against each nominee for director.

Proposal No. 2. With regard to the proposal relating to the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021, you may vote “FOR” or “AGAINST” the proposal, or you may “ABSTAIN” from voting on the proposal. A majority of the votes cast at the annual meeting, assuming a quorum is represented, is required to ratify the selection of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Abstentions will not be counted as votes cast; however, a properly executed proxy card marked “ABSTAIN” will be counted for purposes of establishing a quorum. Because brokers are entitled to vote on Proposal No. 2, we do not anticipate any broker non-votes with regard to Proposal No. 2.

Proposal Nos. 3 through 13. With regard to proposal numbers 3 through 13, relating to the amendment and restatement of our charter, you may vote “FOR” or “AGAINST” each proposal, or you may “ABSTAIN” from voting on one or more of these proposals. Each of the proposals numbered 3 through 13 requires the affirmative vote (in other words, a vote “FOR” the proposal) of the stockholders entitled to cast a majority of all the votes entitled to be cast, which means that an abstention or failure to vote will have the effect of a vote “AGAINST” the proposal. In addition, approval of each of the proposals numbered 3 through 13 is conditioned on the approval of all of the other proposals numbered 3 through 13. An abstention, a failure to vote or a vote “AGAINST” one of the proposals numbered 3 through 13 will, if the proposal is not approved, have the effect of a vote “AGAINST” all of the other proposed amendments to our charter.

Our board of directors (including all of the independent directors) unanimously approved each of the proposals at its meeting on July 22, 2021, and recommends that you vote “FOR” each of them.

Broker Non-Votes

A “broker non-vote” occurs when a broker holding stock on behalf of a beneficial owner submits a proxy but does not vote on a particular proposal because the broker does not have discretionary power with respect to that particular proposal and has not received instructions from the beneficial owner. The ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021, is the only proposal for our stockholders’ consideration at the annual meeting on which brokers have discretionary voting power. Thus, beneficial owners of shares of common stock held in broker accounts are advised that, if they do not timely provide instructions to their broker, their shares will not be voted in connection with any of the proposals at the annual meeting other than Proposal No. 2, ratification of KPMG LLP.

Costs of Proxies

The Company will bear all costs and expenses incurred in connection with soliciting proxies. Our directors and executive officers, as well as certain employees of our business manager, IREIT Business Manager & Advisor, Inc. (sometimes referred to herein as the “Business Manager”), also may solicit proxies by mail, personal contact, letter, telephone, facsimile or other electronic means. These individuals will not receive any additional compensation for these activities, but may be reimbursed by us for their reasonable out-of-pocket expenses. In addition, the Company has hired Broadridge ICS to solicit proxies on its behalf. We expect to pay Broadridge ICS aggregate fees, costs and expenses of approximately $256,000 for soliciting proxies.

Other Matters

We are not aware of any other matter to be presented at the annual meeting. Generally, no business aside from the items discussed in this proxy statement may be transacted at the meeting. If, however, any other matter properly comes before the annual meeting as determined by the chairman of the meeting, your proxies are authorized to act on the proposal at their discretion.

STOCK OWNERSHIP

Stock Owned by Certain Beneficial Owners and Management

Based on a review of filings with the SEC, the following table reflects the amount of common stock beneficially owned (unless otherwise indicated) by (1) persons that beneficially own more than 5% of the outstanding shares of our common stock; (2) our directors and each nominee for director; (3) our executive officers; and (4) our directors and executive officers as a group. All information is as of June 30, 2021.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Class
Daniel L. Goodwin, Director and Chairman of the Board(3)	288,813	*
Lee A. Daniels, Lead Independent Director(4)	5,431	*
Stephen L. Davis, Independent Director(5)	4,243	*
Gwen Henry, Independent Director(6)	4,150	*
Bernard J. Michael, Independent Director(7)	3,699	*
Mitchell A. Sabshon, Director, President and Chief Executive Officer(8)	2,654	*
Catherine L. Lynch, Chief Financial Officer(9)	886	*
Roberta S. Matlin, Vice President(10)	503	*
Cathleen M. Hrtanek, Secretary(11)	222	*
All officers and directors as a group (9 persons)	310,600	*
____________

* Less than 1%

(1) The business address of each person listed in the table is c/o Inland Real Estate Income Trust, Inc., 2901 Butterfield Road, Oak Brook, Illinois 60523.

(2) All fractional ownership amounts have been rounded to the nearest whole number.

(3) Mr. Goodwin shares voting and dispositive power with his wife over 5,556 shares. Mr. Goodwin’s beneficial ownership includes 134,788 shares owned by the Goodwin 2012 Descendants Trust, 17,140 shares owned by a 2012 Gift Trust, 34,440 shares owned by another 2012 Gift Trust and 96,889 shares owned by Inland Real Estate Investment Corporation. Mr. Goodwin’s wife, as trustee, has sole voting and investment power over the shares owned by the Goodwin 2012 Descendants Trust. Mr. Goodwin controls the voting and disposition decisions with respect to the shares owned by the two 2012 Gift Trusts and Inland Real Estate Investment Corporation.

(4) Includes 735 unvested restricted shares. Does not include 249 restricted share units granted to Mr. Daniels, which will be settled in future periods pursuant to their terms. Each restricted share unit represents the right to receive one share of common stock and an amount equal to the cash value of the dividends that would have been paid to Mr. Daniels if one share of common stock had been issued on the grant date for each restricted share unit granted to Mr. Daniels under the award, but does not confer current dispositive or voting control of any shares of common stock. Mr. Daniels has sole voting and investment power over all of the shares that he beneficially owns..

(5) Includes 983 unvested restricted shares. Mr. Davis has sole voting and investment power over all of the shares that he beneficially owns.

(6) Includes 983 unvested restricted shares. Ms. Henry shares voting and dispositive power with her husband over all of the shares that they own.

(7) Includes 983 unvested restricted shares. Mr. Michael has sole voting and investment power over all of the shares that he beneficially owns.

(8) Mr. Sabshon has sole voting and investment power over all of the shares that he beneficially owns.

(9) Ms. Lynch shares voting and dispositive power with her husband over all of the shares that they own.

(10) Ms. Matlin has sole voting and investment power over all of the shares that she beneficially owns.

(11) Ms. Hrtanek has sole voting and investment power over all of the shares that she beneficially owns.

Interest of Certain Persons in Matters to Be Acted On

The Company’s Chairman has direct and indirect ownership interests in the Business Manager and its parent entities and affiliates, including our sponsor, Inland Real Estate Investment

Corporation (“IREIC” or the “Sponsor”), and its ultimate parent, The Inland Group, LLC, and our executive officers are variously officers, managers, directors and employees of certain of these affiliated entities. See “Certain Relationships and Related Transactions.” If stockholders approve the amendments to our Charter, and the Proposed Amended and Restated Charter (as defined below under “Introductory Note – Proposal Numbers 3 through 13”) becomes effective, the possibility will exist for future amendments to our Business Management Agreement and other transactions and agreements with entities affiliated with our Sponsor that would not have been permitted under the Charter currently in effect unless approved by a majority of our independent directors, including amendments to the fees, term and termination provisions of the Business Management Agreement.

Also, if stockholders approve the amendments to our Charter, and the Proposed Amended and Restated Charter becomes effective, our directors and officers will no longer be subject to limitations on exculpation and indemnification, as well as limitations on advancements to directors and officers for legal and other expenses and costs, in excess of the Maryland General Corporation Law (the “MGCL”).

CORPORATE GOVERNANCE PRINCIPLES

Independence

Our business is managed under the direction and oversight of our board. The members of our board are Lee A. Daniels, Stephen L. Davis, Daniel L. Goodwin, Gwen Henry, Bernard J. Michael and Mitchell A. Sabshon. As required by our charter, a majority of our directors must be “independent.” As defined by our charter, an “independent director” is a director who is not, and within the last two years has not been, directly or indirectly associated with our sponsor, Inland Real Estate Investment Corporation (“IREIC” or the “Sponsor”), or the Business Manager by virtue of (1) an ownership of an interest in the Sponsor, Business Manager or any of their affiliates, (2) employment by the Sponsor, Business Manager or any of their affiliates, (3) service as an officer or director of the Sponsor, Business Manager or any of their affiliates, (4) performance of services, other than as a director, for the Company, (5) service as a director or trustee of more than three REITs sponsored by the Sponsor or managed by the Business Manager, or (6) a material business or professional relationship with the Sponsor, Business Manager or any of their affiliates. For purposes of this definition, an indirect affiliation includes circumstances in which a director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law have any of the relationships identified in the immediately preceding sentence of this definition with the Company, the Sponsor, the Business Manager or any of their affiliates during the applicable two year period. For purposes of determining whether or not the business or professional relationship is material, the aggregate gross revenue derived by the person from the Company, the Sponsor, the Business Manager and their affiliates will be deemed material per se if it exceeds five percent (5.0%) of the person’s: (i) annual gross revenue, derived from all sources, during either of the prior two years; or (ii) net worth, on a fair market value basis, during the prior two years. The definition of ”independent director” may be found on our website at www.inland-investments.com/inland-income-trust under the “Corporate Governance” tab.

Although our shares are not listed for trading on any national securities exchange, our board has evaluated the independence of our board members according to the director independence standard of the New York Stock Exchange (“NYSE”). The NYSE standards provide that to qualify as an independent director, among other things, the board of directors must affirmatively determine that the director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company).

After reviewing any relevant transactions or relationships between each director, or any of his or her family members, and the Company, our management and our independent registered public accounting firm, and considering each director’s direct and indirect association with IREIC, the Business Manager or any of their affiliates, the board has determined that Messrs. Daniels, Davis and Michael and Ms. Henry qualify as independent directors.

The board considered the relationship between AWH Partners, LLC and Inland Private Capital Corporation (IPC), an affiliate of IREIC, and Mr. Michael’s interest in AWH and its affiliated hotel management company. In December 2019, AWH and its affiliates completed a transaction pursuant to which an affiliate of AWH agreed to manage a DoubleTree Hotel in downtown Nashville, Tennessee, owned by third-party investors and controlled by an affiliate of IPC, and to provide disposition and construction management services in exchange for negotiated fees customary in the industry. An affiliate of AWH also made a minority equity investment in the hotel. Mr. Michael has only an indirect interest in this transaction through his minority ownership of AWH and its affiliated management company and is not expected to participate directly in the management of the hotel or AWH’s investment in it. AWH and IPC had also considered a possible similar arrangement with respect to three secondary market select-service hotels, and AWH may enter into similar hotel transactions with affiliates of IPC in the future. Given the small size of the Nashville transaction relative to the size of AWH, the size of Mr. Michael’s indirect financial interest and lack of a direct management role, and the fact that the nature and size of future transactions between AWH and IPC, if any, are uncertain and unknown, the board concluded that Mr. Michael has no material relationship with IPC or IREIC and continues to be an independent director of the Company.

Board Leadership Structure and Risk Oversight

We have separated the roles of the president and chairman of the board in recognition of the differences between the two roles. Mr. Sabshon, in his role as both our president and chief executive officer and the president and chief executive officer of the Business Manager, is responsible for setting the strategic direction for the Company and for providing the day-to-day leadership of the Company. Mr. Goodwin, as chairman of the board, organizes the work of the board and ensures that the board has access to sufficient information to carry out its functions. Mr. Goodwin presides over meetings of the board of directors and stockholders, establishes the agenda for each meeting and oversees the distribution of information to directors.

Lee A. Daniels currently serves as our Lead Independent Director. Although each board member is kept apprised of our business and developments impacting our business, our board determined to designate a Lead Independent Director to coordinate the activities of the independent directors and serve as the principal liaison between the independent directors and the chairman of the board.

The Lead Independent Director presides at meetings when the chairman of the board is absent; establishes board meeting agendas in collaboration with the chairman of the board and the various committee chairs and recommends matters for the board and committees to consider; advises the chairman of the board as to the quality, quantity and timeliness of the information submitted to the directors that is appropriate for the directors to effectively perform their duties and approves the information submitted to them; calls meetings of the independent directors or calls for executive sessions during board meetings; and presides at meetings of the independent directors or executive sessions of the board. The Lead Independent Director also performs such other responsibilities as the board may determine.

Our board believes that its Lead Independent Director structure, including the duties and responsibilities described above, provides the same independent leadership, oversight, and benefits for the Company and the board that would be provided by an independent chairman of the board. Our full board of directors, including our independent directors, is responsible for approving all material transactions, and each transaction between us and the Business Manager or its affiliates must be approved by the affirmative vote of a majority of our directors, including a majority of our independent directors, not otherwise interested in the transaction. In addition, each board member is kept apprised of our business and developments impacting our business and has complete and open access to the members of our management team, the Business Manager and our real estate manager, Inland Commercial Real Estate Services LLC (our “Real Estate Manager”).

Our board is actively involved in overseeing risk management for the Company. Our board of directors oversees risk through: (1) its review and discussion of regular periodic reports to the board of directors and its committees, including management reports and studies on existing market conditions, leasing activity and property operating data, as well as actual and projected financial results, and various other matters relating to our business; (2) the required approval by the board of directors of material transactions, including, among others, acquisitions and dispositions of properties, financings and our agreements with the Business Manager, our Real Estate Manager and the ancillary service providers; (3) the oversight of our business by the audit committee; and (4) its review and discussion of regular periodic reports from our independent registered public accounting firm and other outside consultants regarding various areas of potential risk, including, among others, those relating to the qualification of the Company as a REIT for tax purposes and our internal control over financial reporting.

Communicating with Directors

Stockholders wishing to communicate with our board and the individual directors may send communications by letter, e-mail or telephone, in care of our corporate secretary, who will review and forward all correspondence to the appropriate person or persons for a response.

Our non-retaliation policy, also known as our “whistleblower” policy, prohibits us from retaliating or taking any adverse action against our employees (if we ever have employees), or the employees of the Business Manager or its affiliates, for raising a concern, including concerns about accounting, internal controls or auditing matters. Employees may raise their concerns by contacting our compliance officer at (630) 218-8000. In addition, confidential complaints involving the Company’s accounting, auditing, and internal auditing controls and disclosure practices may be raised anonymously via email or mail as described in our non-retaliation policy. A complete copy of our non-retaliation policy may be found on our website at www.inland-investments.com/inland-income-trust under the “Corporate Governance” tab.

Anti-Hedging Policy

The insider trading policy of IREIC and its affiliated entities, including our Business Manager and Real Estate Manager, prohibits officers, directors and employees of these entities, including our executive officers, from engaging, without the prior written consent of the applicable employer, in hedging or monetization transactions such as zero-cost collars and forward sale contracts that allow a person to lock in a portion of the value of his or her shares in any Inland entity or any entity sponsored by or advised by IREIC or by any of its direct or indirect subsidiaries. This includes our securities such as shares of our common stock. Because there is no established public trading market for our common stock and we do not have any employees, the Company itself has not separately adopted any specific practices or policies regarding the ability of our directors, officers or employees to purchase financial instruments or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our common stock or any other securities that we might issue.

Committees of our Board of Directors

Audit Committee. Our board has formed a separately-designated standing audit committee, comprised of Ms. Henry and Messrs. Daniels, Davis and Michael, each of whom is “independent” within the meaning of the applicable listing standards of the NYSE. Ms. Henry serves as the chairperson of this committee, and our board has determined that Ms. Henry qualifies as an “audit committee financial expert” as defined by the SEC. The audit committee assists the board in fulfilling its oversight responsibility relating to, among other things: (1) the integrity of our financial statements; (2) our compliance with legal and regulatory requirements; (3) the qualifications and independence of our independent registered public accounting firm; and (4) the performance of our internal audit function and independent registered public accounting firm. The report of the committee is included in this proxy statement.

Our board has adopted a written charter under which the audit committee operates. A copy of the charter is available on our website at www.inland-investments.com/inland-income-trust under the “Corporate Governance” tab.

Nominating and Corporate Governance Committee. Our board has formed a nominating and corporate governance committee consisting of Ms. Henry and Messrs. Daniels, Davis and Michael, each of whom is “independent” within the meaning of the applicable listing standards of the NYSE. Mr. Daniels serves as the chairman of this committee. The nominating and corporate governance committee is responsible for, among other things: (1) identifying individuals qualified to serve on the board and the nominating and corporate governance committee and recommending to the board a slate of director nominees for election by the stockholders at the annual meeting; (2) periodically reevaluating any corporate governance policies and principles adopted by the board, including recommending any amendments thereto if appropriate; and (3) overseeing an annual evaluation of the board. The nominating and corporate governance committee is also responsible for considering director nominees submitted by stockholders.

The committee considers all qualified candidates identified by members of the committee, by other members of the board of directors, by the Business Manager and by stockholders. In recommending candidates for director positions, the committee takes into account many factors and evaluates each director candidate in light of, among other things, the candidate’s knowledge, experience, judgment and skills such as an understanding of the real estate industry or financial industry or accounting or financial management expertise. Other considerations include the candidate’s independence from conflict with the Company, the Business Manager and the Sponsor and the ability of the candidate to devote an appropriate amount of effort to board duties. The committee also focuses on persons who are actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional or academic community. A majority of our directors must be “independent,” as defined in our charter. Moreover, as required by our charter, at least one of our independent directors must have at least three years of relevant real estate experience, and each director must have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets we acquire. The committee also considers diversity in its broadest sense, including persons diverse in geography, gender and ethnicity as well as representing diverse experiences, skills and backgrounds. The committee evaluates each individual candidate by considering all of these factors as a whole, favoring active deliberation rather than the use of rigid formulas to assign relative weights to these factors.

Our board has adopted a written charter under which the nominating and corporate governance committee operates. A copy of the charter is available on our website at www.inland-investments.com/inland-income-trust under the “Corporate Governance” tab.

Other Committees. Our board does not have a compensation committee or charter that governs the compensation process. Instead, the full board of directors performs the functions of a compensation committee, including reviewing and approving all forms of compensation for our independent directors that have been reviewed and recommended by our nominating and corporate governance committee. In addition, our independent directors determine, at least annually, that the compensation that we contract to pay to the Business Manager is reasonable in relation to the nature and quality of services performed or to be performed, and is within the limits prescribed by our charter and applicable law. Our board does not believe that it requires a separate compensation committee at this time because we neither separately compensate our executive officers for their service as officers, nor do we reimburse either the Business Manager or our Real Estate Manager for any compensation paid to their employees who also serve as our executive officers.

Code of Ethics

Our board has adopted a code of ethics applicable to our directors, officers and employees (if we ever have employees) which is available on our website at www.inland-investments.com/inland-income-trust. In addition, printed copies of the code of ethics are available to any stockholder, without charge, by writing us at 2901 Butterfield Road, Oak Brook, Illinois 60523, Attention: Investor Services.

Any waivers of the provisions of the code of ethics for executive officers or directors may be granted only in exceptional circumstances by our board or a committee of our board. Any waivers will be promptly disclosed to the extent required by law. Any amendments to the code of ethics must also be approved by our board. If we make any substantive amendments to the code of ethics or grant any waiver, including any implicit waiver, from a provision of the code of ethics to our chief executive officer, chief financial officer, chief accounting officer or controller or persons performing similar functions, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by posting such information on our website as necessary.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Our board has nominated the six individuals set forth below to serve as directors. Messrs. Daniels, Davis and Michael and Ms. Henry have been nominated to serve as independent directors. Messrs. Goodwin and Sabshon also have been nominated to serve as directors. The board nominated these six individuals to serve as members of the board on July 22, 2021.

If you return a proxy card but do not indicate how your shares should be voted, they will be voted “FOR” each of the nominees. We know of no reason why any nominee will be unable to serve if elected. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the board, or the board may reduce the number of directors to be elected. If any director resigns, is removed, dies or is otherwise unable to serve out his or her term, or if the board increases the number of directors, the board may fill the vacancy until the next annual meeting of stockholders.

The following sets forth each nominee’s principal occupation and business, as well as the specific experience, qualifications, attributes and skills that led to the conclusion by the board that the nominee should serve as a director of the Company. All ages are stated as of January 1, 2021. As used herein, “Inland” refers to some or all of the entities that are a part of The Inland Real Estate Group of Companies, Inc., which is comprised of independent legal entities, some of which may be affiliates, share some common ownership or have been sponsored and managed by such entities or subsidiaries thereof.

Lee A. Daniels, 78. Independent director since February 2012 and Lead Independent Director since September 2017. Mr. Daniels serves as Chairman of the Nominating and Corporate Governance Committee and a member of the Audit Committee. Mr. Daniels has also served on the Kite Realty Group (“Kite”) Board of Trustees since 2014 and is a member of the Kite Corporate Governance and Nominating Committee. Mr. Daniels served on the board of directors of Inland Diversified Real Estate Trust, Inc. (“Inland Diversified”) from its inception in 2008 until its merger with Kite in 2014.

In February 2007, Mr. Daniels founded Lee Daniels & Associates, LLC, a consulting firm for government and community relations. Prior to that, Mr. Daniels was an equity partner at the Chicago law firm of Bell Boyd & Lloyd from 1992 to 2006, an equity partner at Katten, Muchin & Zavis from 1982 to 1991, and an equity partner at Daniels & Faris from 1967 to 1982. Mr. Daniels served as Special Assistant Attorney General for the State of Illinois from 1971 to 1974. He served as a member of the Illinois House of Representatives from 1975 to 2007, was the Republican Leader from 1983 to 1995 and 1998 to 2003, and was Speaker of the Illinois House of Representatives from 1995 to 1997.

Mr. Daniels currently serves as Chairman of the Board of Directors of Haymarket Center, a nonprofit behavioral health treatment center located in Chicago, Illinois. He served as the Chairman of the Presidential Search Committee for the College of DuPage from 2015 to 2016. He previously served on the Elmhurst Memorial Healthcare Board of Trustees from 1981 to 2013, the Board of Governors from 1990 to 2013, and the Elmhurst Memorial Hospital Foundation Board from 1980 to 1984 and 2013. Other boards Mr. Daniels has served on include the Suburban Bank and Trust Company of Elmhurst Board of Directors from 1994 to 1996, the Elmhurst Federal

Savings and Loan Association Board of Directors from 1991 to 1994, and the DuPage Easter Seals Board of Directors from 1970 to 1973.

Mr. Daniels received his bachelor’s degree from the University of Iowa and his law degree from The John Marshall Law School in Chicago. He received a Distinguished Alumni Award from both The John Marshall Law School and the University of Iowa, and an Honorary Doctor of Laws from Elmhurst College.

Our board believes that Mr. Daniels’ depth of knowledge and experience, based on his 50 years of legal practice and experience in commercial real estate, make him well qualified to serve as a member of our board of directors.

Stephen L. Davis, 63. Independent director since February 2012. Mr. Davis serves as a member of the Audit Committee and the Nominating and Corporate Governance Committee. Mr. Davis has over 30 years of experience in real estate development. Mr. Davis has been the president of The Will Group, Inc., a construction company, since founding the company in 1986. In his position with The Will Group, Mr. Davis was instrumental in the construction of Kennedy King College campus, located in Chicago, Illinois, and the coordination of the "Plan For Transformation" for Altgeld Gardens, a public housing development located in Chicago, Illinois. Since October 2003, Mr. Davis has also overseen property management operations for several properties owned by a family-owned real estate trust.

Since March 2004, Mr. Davis has served as commissioner of aviation (board chair) of the DuPage County Airport Authority, in DuPage County, Illinois, which oversees management of the DuPage County Airport, Prairie Landing Golf Course and the 500-acre DuPage County Business Park. From 2006 to 2016, Mr. Davis served as a director of Wheaton Bank & Trust, where he was a member of the loan committee, which was responsible for reviewing and analyzing residential and commercial loan portfolios, developer credentials and viability, home builders and commercial and industrial loans. Mr. Davis obtained his bachelor degree from the University of Tennessee, located in Knoxville.

Our board believes that Mr. Davis’ prior real estate development experience and his leadership qualities make him well qualified to serve as a member of our board of directors.

Daniel L. Goodwin, 77. Director and the chairman of our board since July 2012. Mr. Goodwin has also served as a director of the Business Manager since August 2011. Mr. Goodwin is the Chairman and CEO of Inland, headquartered in Oak Brook, Illinois. Inland is comprised of separate real estate investment and financial companies with managed assets with a value of approximately $10.5 billion, doing business nationwide with a presence in 49 states, as of December 31, 2020. Inland owns and manages properties in all real estate sectors, including retail, office, industrial and apartments. Mr. Goodwin also serves as a director or officer of entities wholly owned or controlled by The Inland Group LLC. In addition, Mr. Goodwin has served as the chairman of the board of Inland Mortgage Investment Corporation since March 1990, chairman, director and chief executive officer of Inland Bancorp, Inc., a bank holding company, since January 2001 and chairman of the board of IREIC since January 2017. Mr. Goodwin also served as a director of Inland Real Estate Corporation (n/k/a IRC Retail Centers LLC) (“IRC”) from 2001 until its merger in March 2016, and served as its chairman of the board from 2004 to April 2008.

Mr. Goodwin served as a director and the chairman of the board of Inland Residential Properties Trust, Inc. (“IRPT”) and as a director and the chairman of the board of the IRPT business manager, both from December 2013 until each company’s liquidation and dissolution in October 2019. Mr. Goodwin has served as chairman of Inland InPoint Advisor, LLC since October 2016, as a director and chairman of the board of MH Ventures Fund II, Inc. and its business manager, since September 2020, and as a director of IPCC since 2004. He also served as the chairman of the National Association of Real Estate Investment Trusts Public Non-Listed REIT Council from January 2010 through December 2017, and as a past Vice Chairman of the Chicago Better Government Association.

Housing. Mr. Goodwin is a member of the National Association of Realtors President’s Circle, the National Association of Realtors Hall of Fame, the Illinois Association of Realtors Hall of Fame and the Chicago Association of Realtors Hall of Fame. He is also the author of a nationally recognized real estate reference book for the management of residential properties. Mr. Goodwin served on the Board of the Illinois State Affordable Housing Trust Fund. He served as an advisor for the Office of Housing Coordination Services of the State of Illinois, and as a member of the Seniors Housing Committee of the National Multifamily Housing Council. He has served as Chairman of the DuPage County Affordable Housing Task Force. Mr. Goodwin also founded New Directions Housing Corporation, a not-for-profit entity that develops affordable housing for low income individuals.

Education. Mr. Goodwin obtained his bachelor’s degree and master’s degree from Illinois State universities. Following graduation, he taught for five years in the Chicago Public Schools. Over the past twenty years, Mr. Goodwin served as a member of the Board of Governors of Illinois State Colleges and Universities, vice chairman of the Board of Trustees of Benedictine University, vice chairman of the Board of Trustees of Springfield College, and chairman of the Board of Trustees of Northeastern Illinois University.

Our board believes that Mr. Goodwin’s 50 years of experience in real estate investing, commercial real estate brokerage, real estate securities, land development, construction and mortgage banking and commercial lending, make him well qualified to serve as a member of our board of directors.

Gwen Henry, 80. Independent director since February 2012. Ms. Henry serves as Chairman of the Audit Committee and a member of the Nominating and Corporate Governance Committee. Ms. Henry currently serves as the Treasurer of DuPage County, Illinois, a position she has held since December 2006. In this position, Ms. Henry is responsible for the custody and distribution of DuPage County funds. In addition, from April 1981 to 2019, Ms. Henry was a partner at Dugan & Lopatka, a regional accounting firm, and a member of the firm’s controllership and consulting services practice, where she specialized in financial consulting and tax and business planning for privately-held companies. Since December 2009, Ms. Henry has also served as a member of the Illinois Municipal Retirement Fund, a $43 billion fund which has investments in excess of $1.2 billion allocated to real estate. She currently serves as chair of the investment committee, and is a member of the audit committee and the legislative committee of the fund.

Ms. Henry previously served as DuPage County Forest Preserve Commissioner (from December 2002 to November 2006) and as chair to the special committee responsible for the

DuPage County Budget (from December 2002 to November 2004), and was a member of the DuPage County Finance Committee (from November 1996 to November 2002). Ms. Henry also has held a number of board and chair positions for organizations such as the Marianjoy Rehabilitation Hospital (as treasurer from June 2002 to May 2008), the Central DuPage Health System (as chairperson of the board from October 1995 to September 1999), and the Central DuPage Hospital Foundation (as director from October 2002 to present). She was elected Mayor of the City of Wheaton, Illinois from March 1990 to December 2002.

Ms. Henry received her bachelor degree from the University of Kansas, located in Lawrence, Kansas. She is a certified public accountant, a designated certified public funds investment manager and a certified public finance administrator.

Our board believes that Ms. Henry’s over 35 years of public accounting experience makes her well qualified to serve as a member of our board of directors.

Bernard J. Michael, 61. Independent director since September 2014. Mr. Michael serves as a member of the Audit Committee and, since September 2017, the Nominating and Corporate Governance Committee. Mr. Michael is a partner and founding member of AWH Partners, LLC, a privately held real estate investment, development and management firm. Since 2010, AWH has completed in excess of $1.4 billion of hotel investments, and is managing or has completed hotel redevelopment projects totaling more than $300 million. In early 2012, AWH acquired Lane Hospitality, which it rebranded as Spire Hospitality, a top-tier national hospitality platform formed in 1980.

Mr. Michael has over 25 years of experience as a real estate attorney working on sophisticated real estate transactions across all asset classes for some of the world's largest property owners, developers and lenders. Prior to founding AWH Partners, Mr. Michael was the founder and senior partner of Michael, Levitt & Rubenstein, LLC, a law firm focusing on real estate sales, acquisitions, development, leasing and financing. Mr. Michael and his team worked on some of the largest transactions in New York City, including the development of Time Warner Center and the Hudson Yards projects for The Related Companies. In addition, Mr. Michael and his firm represented developers on major multi-family, retail, office and hospitality projects in China, Saudi Arabia, and in most major cities across the United States.

Prior to forming Michael Levitt, Mr. Michael was a partner in the Real Estate Group at Proskauer Rose, LLP. Prior to that, Mr. Michael was an attorney at Weil, Gotschal & Manges and Shea & Gould. Mr. Michael is a graduate of Brown University and New York University School of Law.

Our board believes that Mr. Michael’s prior business experience and his leadership qualities make him well qualified to serve as a member of our board of directors.

Mitchell A. Sabshon, 68. Director since September 2014, our chief executive officer since April 2014 and our president since December 2016. Mr. Sabshon has also served as a director and president of the Business Manager since October 2013 and December 2016, respectively. Mr. Sabshon is also currently the chief executive officer, president and a director of IREIC, positions he has held since August 2013, January 2014 and September 2013, respectively. He is a director, the president and chief executive officer of the IRPT business manager since December 2013 and was a director and the president and chief executive officer of IRPT from December 2013 until December 2019. Mr. Sabshon is currently the Chief Executive Officer of Inland Venture Partners, LLC, a position he has held since November 2018, Chief Executive Officer of Inland Ventures MHC Manager, LLC, a position he has held since December 2018, and Chief Executive Officer and director of MH Ventures Fund II, Inc. and its business manager, positions he has held since September 2020. Mr. Sabshon also serves as the chairman of the board of directors and chief executive officer of InPoint Commercial Real Estate Income, Inc. (“InPoint”), positions he has held since September 2016 and October 2016, respectively, and as the chief executive officer of the InPoint advisor since August 2016. Mr. Sabshon has also served as a director and chairman of the board of IPCC since September 2013 and January 2015, respectively, and a director of Inland Securities Corporation (“Inland Securities”) since January 2014. He has also served as chief executive officer of Inland Venture Partners, LLC since November 2018.

Prior to joining Inland, Mr. Sabshon served as Executive Vice President and Chief Operating Officer of Cole Real Estate Investments, where he oversaw the company's finance, leasing, property management and asset management operations. Prior to joining Cole, Mr. Sabshon held several senior executive positions at leading financial services firms. He spent almost 10 years at Goldman, Sachs & Co. in various leadership roles including President and CEO of Goldman Sachs Commercial Mortgage Capital. He also served as a Senior Vice President in Lehman Brothers' real estate investment banking group. Prior to joining Lehman Brothers, Mr. Sabshon was an attorney in the corporate and real estate structured finance practice groups at Skadden, Arps, Slate, Meagher & Flom in New York. Mr. Sabshon is also a member of the International Council of Shopping Centers, the Urban Land Institute, the National Association of Corporate Directors, a member of the Board of Trustees of the American Friends of Hebrew University - Midwest Region and the Board of Directors of Timeline Theatre Company. Mr. Sabshon is also a member of the New York State Bar, a former Chairman Emeritus of the Institute for Portfolio Alternatives and holds the Board Leadership Fellowship designation of the National Association of Corporate Directors. He also holds a real estate broker license in New York. He received his undergraduate degree from George Washington University and his law degree at Hofstra University School of Law.

Our board believes that Mr. Sabshon’s extensive finance and real estate experience make him well qualified to serve as a member of our board of directors.

RECOMMENDATION OF THE BOARD: The board recommends that you vote “FOR” the election of all six nominees.

Independent Director Compensation

The following table summarizes compensation earned by the independent directors for the year ended December 31, 2020 (Dollar amounts in thousands).

Name	Fees Earned in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total Compensation ($)
Lee A. Daniels	73	20	—	—	—	—	93
Stephen L. Davis	62	20	—	—	—	—	82
Gwen Henry	75	20	—	—	—	—	95
Bernard J. Michael	62	20	—	—	—	—	82

(1)	Represents 1,102 restricted shares granted on June 16, 2020 to each director.
(2)	Represents the value of distributions received during the year ended December 31, 2020 on all stock awards received through December 31, 2020.

Cash Compensation

We pay our independent directors an annual fee of $44,000 plus $2,000 for each in-person meeting of the board and $750 for each meeting of the board attended by telephone; we also pay our independent directors $1,400 for each in-person meeting of each committee of the board and $550 for each meeting of each committee of the board attended by telephone. Effective July 1, 2021, we began paying the same fee for meetings held by video conference as for in-person meetings. We pay the chairperson of the nominating and corporate governance committee of our board an annual fee of $8,500 and the chairperson of the audit committee of our board an annual fee of $13,200. We pay the Lead Independent Director an annual fee of $5,000.

We reimburse all of our directors for any out-of-pocket expenses incurred by them in attending meetings. Each independent director may elect to receive payment of all or a portion of his or her fee in the form of unrestricted shares in lieu of cash pursuant to our employee and director restricted share plan (the “RSP”) and may elect to defer the receipt of all or a portion of his or her fee pursuant to our director deferred compensation plan (the “DDCP”). We do not compensate any director that also is an employee of the Business Manager or its affiliates.

Stock Compensation

On March 21, 2016 the board of directors approved the RSP, which was subsequently approved by the Company’s stockholders at the annual stockholders’ meeting on June 16, 2016. The RSP provides us with the ability to grant awards of restricted shares and restricted share units to directors, officers and employees (if we ever have employees) of us, our affiliate or the Business Manager. Under the RSP, on the date of the annual stockholders’ meeting in 2020, each independent director received an award of restricted shares of common stock having a fair market value as of the date of grant equal to $20,000 or, in lieu thereof, restricted share units. Restricted shares and restricted share units issued to independent directors pursuant to these grants vest over a three-year period following the respective date of grant in increments of 33-1/3% per annum, subject to their continued service as directors until each vesting date, and become fully vested earlier upon a liquidity event or upon the termination of a director by reason of his or her death or disability. The total number of common shares granted under the RSP may not exceed 5.0% of our outstanding shares on a fully diluted basis at any time (as such number may be adjusted to reflect any increase or decrease in the number of outstanding shares resulting from a stock split, stock dividend, reverse stock split or similar change in our capitalization).

Other restricted share awards entitle the recipient to receive shares of common stock from us under terms that provide for vesting over a specified period of time or upon attainment of pre-established performance objectives. Such awards would typically be forfeited with respect to the unvested shares upon the termination of the recipient’s employment or service as a director for any reason other than death or disability or, if applicable, the termination of the business management agreement with the Business Manager. Restricted shares may not, in general, be sold or otherwise transferred until restrictions are removed and the shares have vested. Holders of restricted shares have the right to vote such shares and may receive distributions prior to the time that the restrictions on the restricted shares have lapsed. As of December 31, 2020, there were 6,457 unvested restricted shares and 683 unvested restricted share units outstanding under the RSP.

The following table sets forth information regarding securities authorized for issuance under the RSP as of December 31, 2020:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))

	(a)	(b)	(c)
Equity Compensation Plans approved by security holders	—	—	1,787,534
Equity Compensation Plans not approved by security holders	—	—	—
Total	—	—	1,787,534

Deferred Compensation Plan

Effective November 9, 2016, we adopted the DDCP approved by our board that provides a deferred compensation arrangement to our independent directors and their beneficiaries. Under the DDCP, independent directors may elect to defer the receipt of all or a portion of their cash and stock compensation. Eligible cash compensation that is deferred is credited to a book entry account established for each participant in an amount equal to the amount deferred, and restricted share units are issued under the RSP in lieu of all or a portion of stock compensation otherwise payable in restricted shares. A participant has a fully vested right to his cash deferral amounts, and the deferred share unit awards will vest on the same terms and schedule as the underlying eligible stock compensation would have otherwise been subject if granted in restricted shares. Unless otherwise determined by the board, while restricted share units are unvested, participants will be credited with dividend equivalents equal in value to those declared and paid on shares of Company common stock, on all restricted share units granted to them. These dividend equivalents will be regarded as having been reinvested in restricted share units, and will only be paid to the extent the underlying restricted share units vest. Payment of restricted share units will be made, to the extent vested, in shares of Company common stock, unless otherwise determined by the board. Except as otherwise determined by the board, account balances under the DDCP will not be credited with interest or any other credits, although the Company may permit an account to be credited with earnings with respect to restricted share units.

The DDCP provides our board with the discretion to amend, suspend or terminate the DDCP at any time, provided that any amendment, suspension or termination will not be made if it would substantially impair the rights of any participant under the DDCP.

Meetings of the Board of Directors, Committees and Stockholders

During the year ended December 31, 2020, our board met 15 times, the audit committee met four times and the nominating and corporate governance committee met three times. Each of our directors attended at least 75% of the aggregate amount of the meetings of the board during the period for which he or she was a director, and any committee on which he or she served, in 2020. We encourage our directors to attend our annual meeting of stockholders, and in 2020, each director did so attend.

EXECUTIVE COMPENSATION

Executive Officers

The board of directors annually elects our executive officers. These officers may be terminated at any time. Information about each of our executive officers, with the exception of Mr. Sabshon, whose biography is included above, follows. All ages are stated as of January 1, 2021.

Catherine L. Lynch, 62. Our chief financial officer since April 2014, and a director of the Business Manager since August 2011. Ms. Lynch joined Inland in 1989 and has been a director of The Inland Group LLC since June 2012. She serves as the treasurer and secretary (since January 1995), the chief financial officer (since January 2011) and a director (since April 2011) of IREIC and as a director (since July 2000) and chief financial officer and secretary (since June 1995) of Inland Securities. She also served as the chief financial officer of IRPT and the IRPT business manager from December 2013 until October 2019. She also served as the treasurer of the IRPT business manager from December 2013 to October 2014. Ms. Lynch also serves as the chief financial officer and treasurer (since October 2016) of InPoint and as the chief financial officer and treasurer of the InPoint advisor (since August 2016). Ms. Lynch also has served as a director of IPCC since May 2012. Ms. Lynch served as the treasurer of Inland Capital Markets Group, Inc. from January 2008 until October 2010, as a director and treasurer of Inland Investment Advisors, LLC from June 1995 to December 2014 and as a director and treasurer of Inland Institutional Capital, LLC from May 2006 to December 2014. Ms. Lynch worked for KPMG Peat Marwick LLP from 1980 to 1989. Ms. Lynch received her bachelor degree in accounting from Illinois State University in Normal. Ms. Lynch is a certified public accountant and a member of the American Institute of Certified Public Accountants and the Illinois CPA Society. Ms. Lynch also is registered with the Financial Industry Regulatory Authority, Inc. (“FINRA”) as a financial operations principal.

Roberta S. Matlin, 76. Our vice president, and the vice president of the Business Manager, since August 2011. Ms. Matlin joined IREIC in 1984 as director of investor administration and currently serves as a director and senior vice president of IREIC. Ms. Matlin has served as senior vice president of MH Ventures II Business Manager, LLC since September 2020, vice president of The Inland Group, LLC, senior vice president of The Inland Real Estate Group, LLC since January 2015, a director of IPCC since May 2001, a vice president of Inland Institutional Capital, LLC since May 2006 and a manager since August 2012. She has served as president of Inland Opportunity Business Manager & Advisor, Inc. since April 2009 and as a director since January 2015. She also has served as a director and president of Inland Investment Advisors, LLC from June 1995 until May 2017, a director and president of Inland Securities from July 1995 to March 1997 and director and vice president since April 1997 and a director of Inland Business Manager & Advisor Group, Inc. since January 2014. Ms. Matlin has served as a director of Pan American Bank since December 2007. She served as vice president of administration of the IRPT business manager from December 2013 to October 2019 and as vice president of administration of the InPoint advisor since August 2016. Since February 2018 Ms. Matlin has severed as a Vice President of The Inland Group LLC. Ms. Matlin served as vice president of administration of Inland Diversified from June 2008 through July 2014 and also served as the president of Inland Diversified Business Manager & Advisor, Inc. from June 2008 through May 2009 and its vice president until July 2014. She served as vice president of administration of InvenTrust Properties Corp. since its inception in October 2004 through February 2014. She also served as the president of Inland American Business Manager & Advisor, Inc. from October 2004 until January 2012, its vice president until February 2014 and a director from March 2014 until March 2016. Ms. Matlin served as vice president of administration of Inland Western Retail Real Estate Trust, Inc. from 2003 until 2007, vice president of administration of Inland Retail Real Estate Trust, Inc. from 1998 until 2004, vice president of administration of IRC from 1995 until 2000 and trustee and executive vice president of Inland Mutual Fund Trust from 2001 until 2004.

Prior to joining Inland, Ms. Matlin worked for the Chicago Region of the Social Security Administration of the United States Department of Health and Human Services. Ms. Matlin is a graduate of the University of Illinois in Champaign. She holds Series 7, 22, 24, 39, 63, 65, 79 and 99 licenses from FINRA.

Cathleen M. Hrtanek, 44. Our corporate secretary, and the secretary of the Business Manager, since August 2011. Ms. Hrtanek joined Inland in 2005 and is currently assistant general counsel and senior vice president of The Inland Real Estate Group, LLC. In her capacity as assistant general counsel, Ms. Hrtanek represents many of the entities that are part of The Inland Real Estate Group of Companies on a variety of legal matters. Ms. Hrtanek also has served as secretary of MH Ventures Fund II, Inc. and its business manager since September 2020, the secretary of the InPoint advisor since August 2016, assistant secretary of InPoint since August 2019, secretary of IRPT and its business manager from December 2013 to October 2019, secretary of Inland Opportunity Business Manager & Advisor, Inc. since April 2009, secretary of Inland Diversified from September 2008 through July 2014 and its business manager from September 2008 through March 2016, and secretary of IPCC from August 2009 through May 2017. Prior to joining Inland, Ms. Hrtanek was employed by Wildman Harrold Allen & Dixon LLP in Chicago,

Illinois from September 2001 until 2005. Ms. Hrtanek has been admitted to practice law in the State of Illinois. Ms. Hrtanek received her bachelor degree from the University of Notre Dame in South Bend, Indiana and her law degree from Loyola University Chicago School of Law.

Compensation of Executive Officers

All of our executive officers are officers of IREIC or one or more of its affiliates and are compensated by those entities, in part, for services rendered to us. We neither compensate our executive officers nor reimburse either the Business Manager or Real Estate Manager for any compensation paid to individuals who also serve as our executive officers, or the executive officers of the Business Manager, our Real Estate Manager or their respective affiliates; provided that, for these purposes, a corporate secretary is not considered an “executive officer.” As a result, we do not have, and our board of directors has not considered, a compensation policy or program for our executive officers and has not included a “Compensation Discussion and Analysis,” a report from our board of directors with respect to executive compensation, a non-binding stockholder advisory vote on compensation of executives, a non-binding stockholder advisory vote on the frequency of the stockholder vote on executive compensation or the pay ratio between employees and our principal executive officer. The fees we pay to the Business Manager and Real Estate Manager under the business management agreement or the real estate management agreement, respectively, are described in more detail under “Certain Relationships and Related Transactions.”

In the future, our board may decide to pay annual compensation or bonuses or long-term compensation awards to one or more persons for services as officers. We also may, from time to time, grant restricted shares of our common stock to one or more of our officers. If we decide to pay our named executive officers in the future, the board of directors will review all forms of compensation and approve all stock option grants, warrants, stock appreciation rights and other current or deferred compensation payable to the executive officers with respect to the current or future value of our shares. In addition, the board will include the non-binding stockholder advisory votes on executive compensation and on the frequency of stockholder votes on executive compensation in the relevant proxy statement as required pursuant to Section 14A of the Exchange Act.

Certain Relationships and Related Transactions

Set forth below is a summary of the material transactions between the Company and various affiliates of IREIC, including the Business Manager and Real Estate Manager, since the January 1, 2020, and any currently proposed transactions. IREIC is an indirect wholly-owned subsidiary of The Inland Group LLC. Please see the biographical information of our directors and executive officers elsewhere in this proxy statement for information regarding their relationships to Inland, including IREIC and The Inland Group LLC.

Business Management Agreement

We have entered into a business management agreement with IREIT Business Manager & Advisor Inc., which serves as the Business Manager with responsibility for overseeing and managing our day-to-day operations. Subject to satisfying the criteria described below, we pay the

Business Manager an annual business management fee equal to 0.65% of our “average invested assets,” payable quarterly in an amount equal to 0.1625% of our average invested assets as of the last day of the immediately preceding quarter; provided that the Business Manager may decide, in its sole discretion, to be paid an amount less than the total amount to which it is entitled in any particular quarter, and the excess amount that is not paid may, in the Business Manager’s sole discretion, be waived permanently or deferred or accrued, without interest, to be paid at a later point in time. For the year ended December 31, 2020, the Business Manager was entitled to a business management fee of approximately $8.9 million. For the six months ended June 30, 2021, the Business Manager was entitled to a business management fee of approximately $4.5 million, of which approximately $2.2 million remained unpaid as of June 30, 2021.

As used herein, “average invested assets” means, for any period, the average of the aggregate book value of our assets, including all intangibles and goodwill, invested, directly or indirectly, in equity interests in, and loans secured by, properties, as well as amounts invested in securities and consolidated and unconsolidated joint ventures or other partnerships, before reserves for amortization and depreciation or bad debts, impairments or other similar non-cash reserves, computed by taking the average of these values at the end of each month during the relevant calendar quarter.

If the business management agreement is terminated, including in connection with the internalization of the functions performed by the Business Manager, the obligation to pay this business management fee will terminate.

Upon a “triggering event,” we will pay the Business Manager a subordinated incentive fee equal to 10% of the amount by which (1) the “liquidity amount” (as defined below) exceeds (2) the “aggregate invested capital,” plus the total distributions required to be paid to our stockholders in order to pay them a 7% per annum cumulative, pre-tax non-compounded return on the aggregate invested capital, all measured as of the triggering event. If we have not satisfied this return threshold at the time of the applicable triggering event, the fee will be paid at the time of any future triggering event, provided that we have satisfied the return requirements. We did not experience a “triggering event,” and thus did not incur a subordinated incentive fee, during the year ended December 31, 2020, or the six-month period ended June 30, 2021.

As used herein, a “triggering event” means any sale of assets (excluding the sale of marketable securities) in which the net sales proceeds are specifically identified and distributed to our stockholders, or any liquidity event, such as a listing or any merger, reorganization, business combination, share exchange or acquisition, in which our stockholders receive cash or the securities of another issuer that are listed on a national securities exchange. “Aggregate invested capital” means the aggregate original issue price paid for the shares of our common stock, before reduction for organization and offering expenses, reduced by any distribution of sale or financing proceeds.

For purposes of this subordinated incentive fee, the “liquidity amount” will be calculated as follows:

•	In the case of the sale of our assets, the net sales proceeds realized by us from the sale of assets since inception and distributed to stockholders, in the aggregate, plus the total amount of any other distributions paid by us from inception until the date that the liquidity amount is determined.
•

In the case of a listing or any merger, reorganization, business combination, share exchange, acquisition or other similar transaction in which our stockholders receive cash or the securities of another issuer that are listed on a national securities exchange, as full or partial consideration for their shares, the “market value” of the shares, plus the total distributions paid by us from inception until the date that the liquidity amount is determined. “Market value” means the value determined as follows: (1) in the case of the listing of our shares, or the common stock of our subsidiary, on a national securities exchange, by taking the average closing price over the period of 30 consecutive trading days during which our shares, or the shares of the common stock of our subsidiary, as applicable, are eligible for trading, beginning on the 180th day after the applicable listing, multiplied by the number of our shares, or the shares of the common stock of our subsidiary, as applicable, outstanding on the date of measurement; or (2) in the case of the receipt by our stockholders of securities of another entity that are trading on a national securities exchange prior to, or that become listed concurrent with, the consummation of the liquidity event, as follows: (a) in the case of shares trading before consummation of the liquidity event, the value ascribed to the shares in the transaction giving rise to the liquidity event, multiplied by the number of those securities issued to our stockholders in respect of the transaction; and (b) in the case of shares which become listed concurrent with the closing of the transaction giving rise to the liquidity event, the average closing price over the period of 30 consecutive trading days during which the shares are eligible for trading, beginning on the 180th day after the applicable listing, multiplied by the number of those securities issued to our stockholders in respect of the transaction. In addition, any distribution of cash consideration received by our stockholders in connection with any liquidity event will be added to the market value determined in accordance with clause (1) or (2).

If the business management agreement is terminated pursuant to an internalization in accordance with the transition process set forth in that agreement, the Business Manager, or its successor or designee, will continue to be entitled to receive the subordinated incentive fee, on a prorated basis based on the duration of the Business Manager’s service to us. Specifically, in this case, the Business Manager, or its successor or designee, will be entitled to a fee equal to the product of: (1) the amount of the fee to which the Business Manager otherwise would have been entitled had the agreement not been terminated; and (2) the quotient of the number of days elapsed from the effective date of the agreement through the closing of the internalization, and the number of days elapsed from the effective date of the agreement through the date of the closing of the applicable triggering event.

Real Estate Management Agreement

We have entered into a real estate management agreement with our Real Estate Manager under which our Real Estate Manager and its affiliates manage or oversee each of our real properties. For each property that is managed directly by our Real Estate Manager or its affiliates, we pay the Real Estate Manager a monthly management fee of up to 1.9% of the gross income from any single-tenant, net-leased property, and up to 3.9% of the gross income from any other type of property. The Real Estate Manager determines, in its sole discretion, the amount of the management fee payable in connection with a particular property, subject to these limits. For each property that is managed directly by the Real Estate Manager or its affiliates, we pay the Real Estate Manager a separate leasing fee based upon prevailing market rates applicable to the geographic market of that property. If we engage our Real Estate Manager to provide construction management services for a property, we also pay a separate construction management fee based upon prevailing market rates applicable to the geographic market of that property. We also reimburse our Real Estate Manager and its affiliates for property-level expenses that they pay or incur on our behalf, including the salaries, bonuses and benefits of persons performing services for our Real Estate Manager and its affiliates (excluding the executive officers of our Real Estate Manager). For the year ended December 31, 2020, we incurred real estate management fees, construction management fees and leasing fees in an aggregate amount equal to approximately $6.0 million.  For the six months ended June 30, 2021, we incurred real estate management fees, construction management fees and leasing fees in an aggregate amount equal to approximately $3.2 million, of which approximately $0.5 million remained unpaid as of June 30, 2021.

Other Fees and Expense Reimbursements

We reimburse the Business Manager, Real Estate Manager and entities affiliated with each of them, such as Inland Real Estate Acquisitions, LLC (“IREA”), Inland Institutional Capital, LLC and their respective affiliates, as well as third parties, for any investment-related expenses they pay in connection with selecting, evaluating or acquiring any investment in real estate assets, regardless of whether we acquire a particular real estate asset, subject to the limits in our charter. Examples of reimbursable expenses include but are not limited to legal fees and expenses, travel and communications expenses, costs of appraisals, accounting fees and expenses, third-party broker or finder’s fees, title insurance expenses, survey expenses, property inspection expenses and other closing costs. We do not reimburse acquisition expenses in connection with an investment in marketable securities, except that we may reimburse expenses incurred on our behalf and payable to a third party, such as third-party brokerage commissions. We have not acquired any properties since January 1, 2020, and have not incurred any acquisition expenses during this time.

We reimburse IREIC, the Business Manager and their respective affiliates, including the service providers, for any expenses that they pay or incur on our behalf in providing services to us, including all expenses and the costs of salaries and benefits of persons performing services for these entities on our behalf (except for the salaries and benefits of persons who also serve as one of our executive officers or as an executive officer of the Business Manager or its affiliates) and expenses ultimately paid to third parties. Expenses include, but are not limited to: expenses incurred in connection with any sale of assets or any contribution of assets to a joint venture; expenses incurred in connection with any liquidity event; taxes and assessments on income or real property and taxes; premiums and other associated fees for insurance policies including director and officer liability insurance; expenses associated with investor communications including the cost of preparing, printing and mailing annual reports, proxy statements and other reports required by governmental entities; administrative service expenses charged to, or for the benefit of, us by third parties; audit, accounting and legal fees charged to, or for the benefit of, us by third parties; transfer agent and registrar’s fees and charges paid to third parties; and expenses relating to any offices or office facilities maintained solely for our benefit that are separate and distinct from our executive offices. During the year ended December 31, 2020, IREIC, the Business Manager and their respective affiliates incurred on our behalf approximately $6.0 million of these expenses. During the six months ended June 30, 2021, IREIC, the Business Manager and their respective affiliates incurred on our behalf approximately $0.7 million of these expenses, of which approximately $0.2 million had not been reimbursed by us as of June 30, 2021.

Policies and Procedures with Respect to Related Party Transactions

Our charter generally requires that any transactions between us and IREIC, the Business Manager, the Real Estate Manager, our directors or their affiliates must be approved by a majority of our directors, including a majority of independent directors, not otherwise interested in the transaction. In determining whether to approve or authorize a particular related party transaction, these directors will consider whether the transaction between us and the related party is fair and reasonable to us and has terms and conditions no less favorable to us than those available from unaffiliated third parties. Our charter also requires the terms of the business management agreement with the Business Manager, including the compensation that we agree to pay the Business Manager, to be approved by a majority of our directors, including a majority of independent directors, on an annual basis.

In addition, we have adopted a conflicts of interest policy, which prohibits us from engaging in the following types of transactions with IREIC-affiliated entities:

•

purchasing real estate assets from, or selling real estate assets to, any IREIC-affiliated entities (excluding circumstances where an entity affiliated with IREIC, such as IREA, enters into a purchase agreement to acquire a property and then assigns the purchase agreement to us);

•

making loans to, or borrowing money from, any IREIC-affiliated entities (excluding expense advancements under existing agreements and the deposit of monies in any banking institution affiliated with IREIC); and

•	investing in joint ventures with any IREIC-affiliated entities.

This policy does not impact agreements or relationships between us and IREIC and its affiliates, including, for example, agreements with the Business Manager and Real Estate Manager.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

We have no employees and do not compensate our executive officers.  See the discussion under “Compensation of Executive Officers” above for additional detail regarding compensation and the discussion under “Certain Relationships and Related Transactions” above for disclosures called for by Item 404 of Regulation S-K.

AUDIT COMMITTEE REPORT

The following Audit Committee Report does not constitute “soliciting material” and should not be deemed “filed” with the SEC or incorporated by reference into any other filing we make under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate this Report by reference therein.

The Company’s management is responsible for the financial reporting process, preparing consolidated financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”), and designing and implementing a system of internal controls and procedures designed to ensure compliance with GAAP and applicable laws and regulations. Our independent registered public accounting firm is responsible for auditing our year-end financial statements. The audit committee is responsible for monitoring and reviewing these procedures and processes. The audit committee is comprised of four independent directors whose independence has been determined by the board of directors based on the standards set forth in the audit committee’s charter. The board has determined that Ms. Henry qualifies as an “audit committee financial expert” as defined by the SEC. The members of the audit committee are not professionally engaged in the practice of accounting or auditing, and do not provide any expert or other special assurance as to our financial statements concerning compliance with laws, regulations or GAAP or as to the independence of the registered public accounting firm. The audit committee relies in part, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm that the financial statements have been prepared in conformity with GAAP.

During the year ended December 31, 2020, the audit committee met four times. At these meetings, the members of the audit committee met with representatives of the Company’s management and with the Company's independent registered public accounting firm, KPMG LLP. The committee discussed numerous items at these meetings including KPMG's responsibilities to the Company and its audit plan for the year ended December 31, 2020.

The audit committee also has reviewed and discussed the Company's audited consolidated financial statements as of and for the year ended December 31, 2020 with the Company's management. Management has advised the committee that the financial statements reviewed have been prepared in accordance with GAAP, and reviewed significant accounting and disclosure issues with the committee.

The audit committee also discussed with KPMG all of the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The audit committee obtained a formal written statement from KPMG, describing all relationships between KPMG and the Company that might bear on KPMG’s independence. In addition, the audit committee discussed any relationships that may have an impact on KPMG’s objectivity and independence and reviewed audit and non-audit fees paid to KPMG and the written disclosures and letter from KPMG to the committee, as required by the PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence. The audit committee has concluded that KPMG is independent from the Company.

Based on the review and discussions with management and KPMG described above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, for filing with the SEC.

The Audit Committee
Gwen Henry, Chairman Lee A. Daniels Stephen L. Davis Bernard J. Michael

REPORT of the Independent directors

The Company’s charter provides that we, the independent directors, report to you (1) on whether we believe that the policies being followed by the Company are in your best interest as stockholders, and the basis for that determination, and (2) on the fairness of certain related-party transactions specified in the charter that occurred in the most recently completed fiscal year.

As noted elsewhere in this proxy statement, the board met 15 times in 2020. Through these meetings and by analyzing the corresponding meeting materials and engaging in discussions with management, we evaluated the Company’s business and policies and determined that the Company’s policies relating to acquisitions, financings and other transactions are in your best interest as stockholders. Each transaction or other action requiring board approval generally must be approved by a majority of the board. Each transaction or action requiring such approval that the Company engaged in during the preceding fiscal year was, in fact, so approved.

In addition, as detailed in this proxy statement under the caption “Certain Relationships and Related Transactions,” during 2020 the Company engaged in certain transactions with, and paid certain fees and reimbursed certain expenses to, its sponsor, Inland Real Estate Investment Corporation, and affiliates of the sponsor, including the Company’s business manager and real estate manager. Generally, these transactions must be, and in 2020 were, approved by a majority of the Company’s disinterested directors, including a majority of its disinterested independent directors, as being fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties. Accordingly, we believe each of these transactions was fair to the Company.

Respectfully Submitted,

Lee A. Daniels

Stephen L. Davis

Gwen Henry

Bernard J. Michael

PROPOSAL NO. 2 – RATIFY SELECTION OF KPMG LLP

The audit committee has selected KPMG LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Although ratification is not required by our charter, our bylaws or otherwise, our board is submitting the selection of KPMG to our stockholders for ratification because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate practice. The audit committee will consider the outcome of this vote in its decision to appoint an independent registered public accounting firm but is not bound by our stockholders’ vote. Even if the selection of KPMG is ratified, the audit committee may change the appointment at any time during the year if it determines a change would be in the best interests of the Company and our stockholders. If you return a proxy card but do not indicate how your shares should be voted, they will be voted “FOR” the appointment of KPMG.

Representatives of KPMG will attend the annual meeting. These representatives will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate stockholder questions.

RECOMMENDATION OF THE BOARD: The board recommends that you vote “FOR” the ratification of the selection of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

Fees to Independent Registered Public Accounting Firm

The following table presents fees for professional services rendered by KPMG for the audit of our annual financial statements for the years ended December 31, 2020 and 2019, together with fees for audit-related services and tax services rendered by KPMG for the years ended December 31, 2020 and 2019, respectively (dollar amounts in thousands).

Description	Year ended December 31, 2020	Year ended December 31, 2019
Audit fees(1)	$655	$628
Audit-related fees	–	–
Tax fees(2)	$148	$124
All other fees	–	–
TOTAL	$803	$752

(1)	Audit fees consist of fees incurred for the audit of our annual financial statements and the review of our financial statements included in our quarterly reports on Form 10-Q.
(2)	Tax fees are comprised of tax compliance and tax consulting fees incurred and billed during the respective years.

Approval of Services and Fees

Our audit committee has reviewed and approved all of the fees charged by KPMG, and actively monitors the relationship between audit and non-audit services provided by KPMG. The audit committee concluded that all services rendered by KPMG during the years ended December 31, 2020 and 2019, respectively, were consistent with maintaining KPMG’s independence.

Accordingly, the audit committee has approved all of the services provided by KPMG. As a matter of policy, the Company will not engage its primary independent registered public accounting firm for non-audit services other than “audit-related services,” as defined by the SEC, certain tax services and other permissible non-audit services except as specifically approved by the chairperson of the audit committee and presented to the full committee at its next regular meeting. The Company also follows limits on hiring partners of, and other professionals employed by, KPMG to ensure that the SEC’s auditor independence rules are satisfied.

The audit committee must pre-approve any engagements to render services provided by the Company’s independent registered public accounting firm and the fees charged for these services including an annual review of audit fees, audit-related fees, tax fees and other fees with specific dollar value limits for each category of service. During the year, the audit committee will periodically monitor the levels of fees charged by KPMG and compare these fees to the amounts previously approved. The audit committee also will consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved. Any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the chairperson of the audit committee for approval.

INTRODUCTORY NOTE — PROPOSAL Numbers 3 THROUGH 13

As noted herein, an element of our strategic plan includes providing our stockholders with a liquidity event, most likely through a listing on a national securities exchange although there can be no assurance that we will in fact pursue this strategy. To prepare for a potential listing, our board reviewed our Second Articles of Amendment and Restatement (the “Charter”). The board concluded that the Charter contains ambiguities, is unduly restrictive and includes provisions that are not typical for charters of real estate investment trusts (“REITs”) that are listed and traded on a national securities exchange. The board noted that these issues could, among other things, affect our operations and ability to respond to opportunities. Therefore, we are proposing to amend the Charter in a fashion that will make it consistent with those of publicly-traded REITs. Our Charter differs primarily because we were required to register our offerings of common stock with the securities administrators of each state in which we offered securities, as well as with the SEC. Many state securities administrators require issuers that are engaged primarily in investing in equity interests in real estate, or in loans secured by real estate, or both, and whose securities are not listed for trading on a national securities exchange or designated for quotation on an over-the-counter market, to include provisions in their charters contained in the North American Securities Administrators Association’s Statement of Policy Regarding Real Estate Investment Trusts, as revised (the “Guidelines”). The majority of the provisions that we seek to amend were initially required by various state securities administrators at the time we were formed and raising capital through a reasonable “best efforts” offering to comply with the Guidelines. We are no longer offering and selling our shares of common stock in a primary offering.

Many of the provisions from the Guidelines included in our Charter are redundant, or may conflict, with provisions contained in the MGCL. We believe that, at a minimum, these provisions may create interpretive questions and result in uncertainty potentially impacting our ability to operate our business and advance our strategic objectives. Certain provisions from the Guidelines also impose conditions on our board or limit the board’s powers in ways not required by the MGCL, and impact our ability to raise capital or otherwise conduct our business. We believe these provisions could have an adverse effect on the Company by preventing us from being able to, among other things, respond quickly to changing circumstances or take advantage of new opportunities.

In the Proposals numbered 3 through 13 (the “Amended and Restated Proposals”), as described in more detail herein, we are proposing to amend our Charter to remove or revise various provisions. In doing so, we believe the resulting charter will be more similar to those of publicly-traded REITs formed in Maryland. If approved by our stockholders, the Amended and Restated Proposals would become effective upon filing of the Third Articles of Amendment and Restatement of our Charter (the “Proposed Amended and Restated Charter”) with, and acceptance for record of the Proposed Amended and Restated Charter by, the State Department of Assessments and Taxation of Maryland.

The full text of the Proposed Amended and Restated Charter is attached hereto as Exhibit A-I. Exhibit A-II is marked to show the proposed revisions to the Charter. The following descriptions of the Amended and Restated Proposals collectively summarize the amendments our board has approved and is qualified in its entirety by Exhibit A-I and Exhibit A-II, each of which you should read in their entirety. Our board, including all of the independent directors, has determined that the proposed amendments are advisable and, therefore, recommends that stockholders vote “FOR” each of the Proposal Nos. 3 through 13. Please note that approval of each of Proposal Nos. 3 through 13 is conditioned on approval of every other of Proposal Nos. 3 through 13.

In the following summaries of the proposed amendments to our Charter that we are asking stockholders to approve, article and section references are to the articles and sections of our current Charter unless otherwise noted.

PROPOSAL NO. 3 – APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING OUR STOCK

In this Proposal No. 3, we are proposing to remove or revise provisions that relate to the terms and rights of our classes and series of stock, including our common stock, and to offerings of our stock, all as more particularly described below:

1.

Section 5.3(b) Stock – Common Stock. This section provides that the quorum for a meeting of stockholders is at least 50% of the votes entitled to be cast at the meeting on any matter. If this proposal is adopted, then a quorum for the annual meeting will be determined in accordance with the applicable provisions of the MGCL and as set forth in our bylaws. Currently under the MGCL, the presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting would constitute a quorum.

2.

Section 5.3(d). Stock — Common Stock and Section 5.4. — Preferred Stock. We propose to delete the second half of the sentence (after the semi-colon) of Section 5.3(d) and the second sentence of Section 5.4. These provisions limit the voting rights that may be accorded to shares of common stock or preferred stock sold in a private offering. We believe that the board, in accordance with the standard of conduct required of each director by the MGCL, should have the flexibility to respond to trends in the equity capital markets by determining what terms and rights of a new class or series of stock, including voting rights, would be in the best interest of the Company at the time of issuance. Deleting these provisions may increase the possible dilutive effect from a voting perspective of potential future issuance(s) of equity securities issued in a private offering.

3.

Section 5.8. Stock — Terms and Conditions of Securities. This proposal seeks to delete this section entirely. While we have no current intention to issue common stock that is non-voting, assessable or redeemable as prohibited by Section 5.8(a) and (b) or capital stock on a deferred payment basis as prohibited by Section 5.8(e), these restrictions are not typically included in the charter of a publicly-traded REIT formed in Maryland and could reduce the flexibility of the board in responding to trends in the equity capital markets.  Section 5.8(c), for example, states that the Company may not issue debt securities unless the “debt service coverage” ratio after giving effect to the issuance, is equal to or greater than 1.0. Likewise, Section 5.8(d) limits our ability to issue options or warrants on terms that are different from the terms of any options or warrants we have sold to the “general public;” and provided further that the Company may not issue options or warrants at prices less than the full market value on the date of grant. We believe the board would not issue options or warrants at a price less than fair market value at the time of issuance but also believe the board should have the flexibility to structure the terms of any debt securities and determine the appropriate coverage ratio at the time of issuance. Likewise, the board further believes that it should have the flexibility to issue options or warrants depending on market conditions and our needs at the time of issuance. The board also notes the lack of clear definition around the term “general public” which creates interpretive questions.

4.

Section 5.10. Suitability and Section 5.11 — Suitability of Stockholders: Determination of Suitability of Sale. These sections required purchases in our initial public offering to satisfy minimum levels of gross income or net worth and required our sponsor and others to make the determinations. We completed our initial public offering over ten years ago and these provisions are no longer relevant.

5.

Section 6.4(d) — Distributions. If adopted, this proposal would (1) recognize the board’s power to authorize distributions to be paid in securities of the Company to holders and (2) delete the second paragraph of this section, which prohibits distributions in kind unless certain stringent criteria are met. Although we have no present intent to pay any distributions in kind, there could be circumstances in the future where doing so may be in the best interests of the Company and its stockholders, and we believe the board, acting in accordance with the standard of conduct required of each director by the MGCL, should have the authority to do so in the exercise of its business judgment.

The summary above is wholly qualified by the complete text of the Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

APPROVAL OF THIS PROPOSAL AT THE ANNUAL MEETING WILL REQUIRE THE AFFIRMATIVE VOTE OF THE STOCKHOLDERS ENTITLED TO CAST A MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST, WHICH MEANS THAT AN ABSTENTION OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

IN ADDITION, APPROVAL OF EACH OF PROPOSAL NOS. 3 THROUGH 13, INCLUDING THIS PROPOSAL, IS CONDITIONED ON APPROVAL OF EACH OTHER OF PROPOSAL NOS. 3 THROUGH 13. THIS MEANS THAT AN ABSTENTION, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

RECOMMENDATION OF THE BOARD: The board, including all of the independent directors, has found the amendment and restatement of the Charter proposed in this Proposal No. 3 to be advisable, and therefore, the board recommends that you vote “FOR” Proposal No. 3.

PROPOSAL NO. 4 – APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING STOCKHOLDER MEETINGS

In this Proposal No. 4, we are proposing to remove or revise, as applicable, those provisions that relate to stockholder meetings, all as described below:

1.

Section 10.2(b)-(d). Stockholders Reports and Meetings. This proposal seeks to delete these sections entirely. These sections (1) set forth certain requirements regarding annual and special meetings of stockholders, including the location of meetings, the time for holding annual meetings and the notice for meetings and (2) require that our secretary call a special meeting upon written request of stockholders holding at least 10% of the outstanding shares of Common Stock entitled to vote at the meeting. The Company believes that these procedural matters are better addressed in (and duplicative of provisions already in) the Company’s bylaws. However, because the board has the exclusive power to amend the bylaws, it could amend the bylaws to increase the threshold required for calling a special meeting of stockholders from 10% to a majority (the customary percentage for a publicly-traded Maryland corporation) without a stockholder vote.

The summary above is wholly qualified by the complete text of the Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

APPROVAL OF THIS PROPOSAL AT THE ANNUAL MEETING WILL REQUIRE THE AFFIRMATIVE VOTE OF THE STOCKHOLDERS ENTITLED TO CAST A MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST, WHICH MEANS THAT AN ABSTENTION OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

IN ADDITION, APPROVAL OF EACH OF PROPOSAL NOS. 3 THROUGH 13, INCLUDING THIS PROPOSAL, IS CONDITIONED ON APPROVAL OF EACH OTHER OF PROPOSAL NOS. 3 THROUGH 13. THIS MEANS THAT AN ABSTENTION, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

RECOMMENDATION OF THE BOARD: The board, including all of the independent directors, has found the amendment and restatement of the Charter proposed in this Proposal No. 4 to be advisable, and therefore, the board recommends that you vote “FOR” Proposal No. 4.

PROPOSAL NO. 5 – APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING STOCKHOLDER INFORMATION RIGHTS

In this Proposal No. 5, we are proposing to remove or revise those provisions that relate to stockholder information rights, all as more particularly described below:

1.

Section 10.1. Stockholders — Access to Corporate Documents and Records. If adopted, this proposal would delete this section entirely. The MGCL contains provisions that govern the access that stockholders have to our books and records and the rights of a stockholder to inspect our list of stockholders. Importantly, the MGCL limits these rights. If this section is deleted, the rights of stockholders to inspect and copy certain corporate documents, including the ability to obtain a list of stockholders, will be limited to the rights provided for under the MGCL, which are more restrictive than those included in the Charter. For example, under the MGCL only one or more persons that together have held at least 5% of our outstanding equity securities of any class for at least six months may inspect and copy our stockholder list. Our board believes that these deletions will, among other things, increase the Company’s ability to protect the privacy of our stockholders and make predatory and activist activities against the Company more difficult. The changes may, however, make it more difficult for a third party such as a potential acquirer to contact stockholders, and therefore the removal of these provisions will increase the threshold at which stockholders may access information related to our other stockholders. The proposed changes may also impact the ability of stockholders to gain access to corporate documents or to communicate with each other regarding Company policies, actions or board composition.

2.

Section 10.2(a). Stockholders — Reports and Meetings. This proposal seeks to delete this section entirely. This section sets forth requirements regarding the type of information to be included in the Company’s Annual Report, including a report from the independent directors that the policies being followed by the Company are in the best interest of the stockholders and the basis for this determination. The Company believes that substantially all of the requirements (excluding the report of independent directors) set forth in this section are similarly required by various provisions of the federal securities laws. The Company complies with the requirements by making filings under the Exchange Act. These reports do not, however, present the information regarding the ratio of the cost of raising capital during the period to the capital raised, the total operating expenses of the Company stated as a percentage of average invested assets and as a percentage of net income, in the fashion required by the Guidelines and do not include a report from the independent directors that the policies being followed by the Company are in the best interests of our stockholders and the basis for such determination. As a public reporting company, this information may nevertheless be derived from these filings and we will still continue to be subject to the rules and regulations promulgated by the SEC related to Annual Reports, as well as the general provisions of the MGCL requiring us to prepare an annual statement of affairs. Thus, we expect to continue distributing an Annual Report to our stockholders with disclosure of the information required under the rules and regulations of the SEC and the MGCL.

Further, the independent directors, like the remaining members of the board, should be subject solely to the Maryland statutory provisions which already require directors to act in good faith, in a manner reasonably believed to be in the best interests of the Company and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The directors, in contrast, neither can know what each stockholder may consider to be in his or her best interest nor are they required to provide this type of report under the MGCL.

The summary above is wholly qualified by the complete text of the Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

APPROVAL OF THIS PROPOSAL AT THE ANNUAL MEETING WILL REQUIRE THE AFFIRMATIVE VOTE OF THE STOCKHOLDERS ENTITLED TO CAST A MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST, WHICH MEANS THAT AN ABSTENTION OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

IN ADDITION, APPROVAL OF EACH OF PROPOSAL NOS. 3 THROUGH 13, INCLUDING THIS PROPOSAL, IS CONDITIONED ON APPROVAL OF EACH OTHER OF PROPOSAL NOS. 3 THROUGH 13. THIS MEANS THAT AN ABSTENTION, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

RECOMMENDATION OF THE BOARD: The Board, including all of the independent directors, has found the amendment and restatement of the Charter proposed in this Proposal No. 5 to be advisable, and therefore, the Board recommends that you vote “FOR” Proposal No. 5.

PROPOSAL NO. 6 – APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING THE COMPOSITION OF OUR BOARD OF DIRECTORS

This Proposal No. 6, seeks to remove or revise those provisions that relate to the qualifications, number, election, removal and service of our directors as more particularly described below:

1.

Section 6.1. Board of Directors — Number and Classification. Under Section 6.1, the number of our directors is set at five and, if changed by the board, cannot be less than three or more than eleven directors with a majority comprised of “independent directors.” If adopted, this proposal would delete these requirements, which are more restrictive than the requirements of the MGCL. As amended and restated, Section 6.1 would also specify our election to be subject to Section 3-804(c) of the MGCL, which provides that, except as may be provided by the board in setting the terms of any class or series of preferred stock, any vacancies on the board may be filled only by the remaining directors in office and that any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is duly elected and qualifies. The proposal would also delete the requirement that only independent directors nominate replacements for vacancies among the independent director positions. We expect that our nominating and governance committee charter will address this scenario if and when we list. This section currently requires that at least one director have at least three years of “relevant experience.” The Guidelines do not describe what constitutes “relevant experience,” and we believe these requirements may be potentially ambiguous and difficult to apply to a particular nominee or nominees. Further, a person not meeting these standards may nevertheless add an important element to our board. If adopted, this proposal would delete these requirements. We believe the board and our stockholders, in considering the many characteristics that may make a nominee a valuable addition to our board, should have discretion in determining persons to be nominated to serve on our board. In addition, the board will remain subject to the SEC’s proxy rules that require the board to disclose in the Company’s proxy statement the reason each independent director is nominated.

2.

Section 6.2. Board of Directors – Election and Term.  If adopted, this proposal would delete the statement that a director holds office until his or her successor is elected and qualifies, which is redundant of the MGCL.

3.

Section 6.3. Board of Directors —  Resignation, Removal or Death. If adopted, this proposal would change the director removal procedures, including by specifying that the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast generally in the election of directors (instead of the current majority) will be necessary to remove a director.  The provision would also delete the resignation provision which is a procedural matter better addressed in (and duplicative of a provision already in) the Company’s bylaws.

The summary above is wholly qualified by the complete text of the Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference.

The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

APPROVAL OF THIS PROPOSAL AT THE ANNUAL MEETING WILL REQUIRE THE AFFIRMATIVE VOTE OF THE STOCKHOLDERS ENTITLED TO CAST A MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST, WHICH MEANS THAT AN ABSTENTION OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

IN ADDITION, APPROVAL OF EACH OF PROPOSAL NOS. 3 THROUGH 13, INCLUDING THIS PROPOSAL, IS CONDITIONED ON APPROVAL OF EACH OTHER OF PROPOSAL NOS. 3 THROUGH 13. THIS MEANS THAT AN ABSTENTION, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

RECOMMENDATION OF THE BOARD: The board, including all of the independent directors, has found the amendment and restatement of the Charter proposed in this Proposal No. 6 to be advisable, and therefore, the board recommends that you vote “FOR” Proposal No. 6.

PROPOSAL NO. 7 – APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING THE CONDUCT OF OUR BOARD OF DIRECTORS AND OUR BUSINESS MANAGER

In Proposal No. 7, we are proposing to remove or revise those provisions that relate to the conduct of our board of directors and our business manager as more particularly described below:

1.

Section 6.6. Board of Directors — Fiduciary Obligations. If adopted, this proposal would delete this provision entirely. Section 6.6 states that the Company’s directors and our business manager are deemed to be in a fiduciary relationship with the stockholders, and that the directors have a fiduciary duty to supervise the relationship of the Company with the business manager. Our directors are held to the statutory standard of conduct imposed under the MGCL, which requires a director to perform his or her duties in good faith, in a manner he or she reasonably believes to be in our best interests and with the care that an ordinarily prudent person in a like position would use under similar circumstances. Likewise, our relationship with the business manager is governed by the business management agreement we have entered into with the business manager. Stating that a person has a fiduciary duty is equivalent to stating that the person owes a certain standard of care although the Guidelines do not prescribe the particular standard of care. We believe the vague language originally included in the Charter from the Guidelines that appears in Section 6.6 may create ambiguity as to the standard required of our directors particularly because the MGCL specifically describes the duty. Deleting this section would make clear that our directors are held fully to the standard imposed by the MGCL and that the business management agreement entered into with the business manager governs the relationship between the Company and the business manager. Under this agreement, the Business Manager is required to use “commercially reasonable efforts” to fulfill its duties under the business management agreement.

2.

Section 6.9. Board of Directors – Board Action with Respect to Certain Matters. If adopted, this proposal would delete the requirement (which is more restrictive than the MGCL requires) that the independent directors approve certain specified matters.

The summary above is wholly qualified by the complete text of the Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

APPROVAL OF THIS PROPOSAL AT THE ANNUAL MEETING WILL REQUIRE THE AFFIRMATIVE VOTE OF THE STOCKHOLDERS ENTITLED TO CAST A MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST, WHICH MEANS THAT AN ABSTENTION OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

IN ADDITION, APPROVAL OF EACH OF PROPOSAL NOS. 3 THROUGH 13, INCLUDING THIS PROPOSAL, IS CONDITIONED ON APPROVAL OF EACH OTHER OF PROPOSAL NOS. 3 THROUGH 13. THIS MEANS THAT AN ABSTENTION, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

RECOMMENDATION OF THE BOARD: The board, including all of the independent directors, has found the amendment and restatement of the Charter proposed in this Proposal No. 7 to be advisable, and therefore, the Board recommends that you vote “FOR” Proposal No. 7.

PROPOSAL NO. 8 – APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING THE CONDUCT OF COMPANY BUSINESS

In Proposal No. 8, we are proposing to remove or revise those provisions that limit or regulate how the Company operates and the process by which it engages in transactions, all as more particularly described below:

1.

Section 6.4(e). Board of Directors — Distribution Reinvestment Plans. This proposal would delete this provision entirely. Distribution reinvestment plans are not typically the subject of charter provisions.

2.

Section 6.4(f).  Board of Directors — Determination of Reasonableness of Fees and Expenses. This proposal seeks to delete this provision entirely. The board has a duty under the MGCL that applies to the oversight of contracts such as the agreement with the business manager and charter provisions do not typically address this type of item.

3.

Section 6.4(g). Board of Directors — Review of Investment Policies. This proposal seeks to delete this provision entirely. The review of the Company’s investment policies is within the scope of the board’s duties and it is unusual and unnecessary to include a provision in a charter regarding the review of the policies.

4.

Section 6.4(h). Board of Directors — Determination of Consideration. This proposal seeks to delete this provision entirely. Determining the consideration paid for a real estate asset and the process to be followed if an asset is purchased from our sponsor are not typically addressed in a charter.

5.

Section 6.4(j) Board of Directors — Share Repurchase Program. This proposal seeks to delete this provision entirely. The Company’s Share Repurchase Program will terminate immediately if the Company’s shares are listed on a national securities exchange. Thus, the board believes that this provision will be unnecessary once the Company’s shares of common stock are listed on a national securities exchange. In addition, share repurchase programs are not typically the subject of charter provisions.

6.

Article XI. Roll Ups. If adopted, this proposal would delete this article entirely. This article imposes procedural and substantive protections relating to transactions in which our stockholders would exchange their shares for securities of another entity (a “roll-up transaction”). A roll-up transaction is, among other things, a merger involving securities of an entity that have not been listed for at least 12 months. in any roll-up transaction, we are currently required to take certain actions and provide any stockholder voting with alternatives such as remaining a stockholder of the Company even if the transaction includes a merger in which the Company is not the surviving entity and, thus, these requirements are not practical. Deleting this article may reduce the rights of stockholders voting no but deleting this provision may also increase our flexibility to enter into a roll-up transaction that our board determines to be in our best interests and that is approved by a majority of our stockholders.

7.

Article IX. Investment Restrictions. If adopted, this proposal would delete this article entirely. This article imposes a variety of restrictions on the investments we make and requires the board to review the Company’s investment policies at least annually to determine that the policies being followed are in the Company’s best interests. These provisions are not typically included in a charter, however. The board has a duty to act in accordance with the MGCL and this duty extends to decisions regarding the nature of the Company’s investments and its investment policies. The board should have discretion to refrain from taking certain actions in the fashion it believes best to satisfy its duties under the MGCL without the charter imposing certain limits or restrictions.

The summary above is wholly qualified by the complete text of the Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

APPROVAL OF THIS PROPOSAL AT THE ANNUAL MEETING WILL REQUIRE THE AFFIRMATIVE VOTE OF THE STOCKHOLDERS ENTITLED TO CAST A MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST, WHICH MEANS THAT AN ABSTENTION OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

IN ADDITION, APPROVAL OF EACH OF PROPOSAL NOS. 3 THROUGH 13, INCLUDING THIS PROPOSAL, IS CONDITIONED ON APPROVAL OF EACH OTHER OF PROPOSAL NOS. 3 THROUGH 13. THIS MEANS THAT AN ABSTENTION, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

RECOMMENDATION OF THE BOARD: The Board, including all of the independent directors, has found the amendment and restatement of the Charter proposed in this Proposal No. 8 to be advisable, and therefore, the board recommends that you vote “FOR” Proposal No. 8.

PROPOSAL NO. 9  – APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REVISE OR ADD PROVISIONS RESTRICTING TRANSFER AND OWNERSHIP OF SHARES

To maintain the Company’s REIT qualification under the Internal Revenue Code of 1986, as amended (the “Code”), (1) any five individuals, as defined under the Code, may not own 50% or more of the shares of the Company’s stock and (2) the Company must have at least 100 stockholders, during specified periods of time. In addition, the Code imposes limitations on stock ownership by the Company, and its affiliates, of the Company’s tenants. To help assure that the Company meets these requirements and thereby preserve the Company’s REIT qualification, the Charter has included ownership and transfer restrictions for the Company’s stock since the time we were formed and first raised capital. Although we believe that no violation of the aforementioned stock ownership limitations for REITs under the Code has occurred under the Charter, we also believe the proposed amendments to the ownership and transfer restrictions accord with practices that have evolved in the charters of REITs similar to the Company and will help to further mitigate any risk to the Company’s REIT qualification. Under the Charter, the aggregate share ownership limit is currently 9.8% in value of the aggregate of our outstanding stock and, for consistency with the common share ownership limit, which is currently 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of our outstanding common stock, we are proposing to amend the aggregate share ownership limit to provide that it will be 9.8% in value or number of shares, whichever is more restrictive, of the aggregate of our outstanding stock. In addition, if adopted, this proposal would make certain clarifying edits to the definitions and provisions of Sections 8.1 and 8.2 of the Charter, including the addition of a statement clarifying that the board of directors may reduce any excepted holder limit established for a person at any time after such person no longer owns shares in excess of the general limit unless the terms and conditions of the agreements and undertakings entered into with such person in connection with the establishment of the excepted holder limit provide otherwise.  In order to discourage abusive mini-tender offers that may be made by predatory investors until shares of our common stock are listed on a national securities exchange, this proposal would also amend Section 10.3 (Article IX in the Proposed Amended and Restated Charter) to prohibit the transfer of shares of our stock to a person who initiates a tender offer without complying with the securities regulations that would be applicable if the tender offer was for more than 5% of the outstanding shares of our stock unless such shares are first offered to us at the tender offer price offered in the non-compliant tender offer.

The summary above is wholly qualified by the complete text of the Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

APPROVAL OF THIS PROPOSAL AT THE ANNUAL MEETING WILL REQUIRE THE AFFIRMATIVE VOTE OF THE STOCKHOLDERS ENTITLED TO CAST A MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST, WHICH MEANS THAT AN ABSTENTION OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

IN ADDITION, APPROVAL OF EACH OF PROPOSAL NOS. 3 THROUGH 13, INCLUDING THIS PROPOSAL, IS CONDITIONED ON APPROVAL OF EACH OTHER OF

PROPOSAL NOS. 3 THROUGH 13. THIS MEANS THAT AN ABSTENTION, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

RECOMMENDATION OF THE BOARD: The Board, including all of the independent directors, has found the amendment and restatement of the Charter proposed in this Proposal No. 9 to be advisable, and therefore, the Board recommends that you vote “FOR” Proposal No. 9.

PROPOSAL NO. 10 – APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE PROVISIONS GOVERNING TRANSACTIONS WITH THE BUSINESS MANAGER AND ITS AFFILIATES

In this Proposal No. 10, we are proposing to delete Article VII in its entirety. Article VII contains numerous provisions that apply to our relationship with the business manager and its affiliates. These provisions, among other things: (1) limit the terms of the agreement with the business manager; (2) require the independent directors to review the fees paid to the business manager and made determinations regarding those fees; (3) set limits on the amount of incentive fees, acquisition fees, real estate commissions and expenses we may pay, or reimburse, the business manager; (4) require the business manager to reimburse us for expenses exceeding certain levels if the excess is not justified and otherwise approved by the independent directors; and (5) impose limits on transactions with the business manager, our sponsor or any of the their respective affiliates unless approved by a majority of our independent directors. All of these items fall within the board’s duties under the MGCL and it is unusual to include these provisions in a governing charter. Deleting the provisions will, however, provide the board with greater discretion. If we list shares of our common stock, however, we will form committees of independent directors that will be responsible for approving transactions with our business manager, sponsor and their respective affiliates. Our board believes doing so is more consistent with governance approach followed by publicly-traded REITs.

The summary above is wholly qualified by the complete text of the Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

APPROVAL OF THIS PROPOSAL AT THE ANNUAL MEETING WILL REQUIRE THE AFFIRMATIVE VOTE OF THE STOCKHOLDERS ENTITLED TO CAST A MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST, WHICH MEANS THAT AN ABSTENTION OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

IN ADDITION, APPROVAL OF EACH OF PROPOSAL NOS. 3 THROUGH 13, INCLUDING THIS PROPOSAL, IS CONDITIONED ON APPROVAL OF EACH OTHER OF PROPOSAL NOS. 3 THROUGH 13. THIS MEANS THAT AN ABSTENTION, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

RECOMMENDATION OF THE BOARD: The Board, including all of the independent directors, has found the amendment and restatement of the Charter proposed in this Proposal No. 10 to be advisable, and therefore, the Board recommends that you vote “FOR” Proposal No. 10.

PROPOSAL NO. 11 – APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE PROVISIONS RELATING TO AMENDMENTS AND EXTRAORDINARY ACTIONS

This Proposal No. 11 would revise Article XII to clarify, consistent with the MGCL, that any amendment to the Charter will be valid only if it is declared advisable by the Board, in addition to being approved by the stockholders when required by the MGCL. If adopted, this Proposal would also amend Article XII: (x) to specify that amendments to certain limited provisions of the Charter relating to director removal and the vote required for certain amendments will require the affirmative vote of stockholders entitled to cast at least two-thirds of all votes entitled to be cast on the matter (see also the related amendment to Section 6.3 described in Proposal No. 6 above); and (y) to provide that the reduction in the vote otherwise required by the MGCL for extraordinary actions from two-thirds to a majority of the votes entitled to be cast does not apply to director removal and to charter amendments relating to director removal and the vote required for certain amendments.  The remainder of Article XII contains provisions regarding action requiring stockholder approval, in each case subject to the MGCL, and is thus redundant and unnecessary given that the MGCL controls the vote on each of the matters contained in those provisions of Article XII.

The summary above is wholly qualified by the complete text of the Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

APPROVAL OF THIS PROPOSAL AT THE ANNUAL MEETING WILL REQUIRE THE AFFIRMATIVE VOTE OF THE STOCKHOLDERS ENTITLED TO CAST A MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST, WHICH MEANS THAT AN ABSTENTION OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

IN ADDITION, APPROVAL OF EACH OF PROPOSAL NOS. 3 THROUGH 13, INCLUDING THIS PROPOSAL, IS CONDITIONED ON APPROVAL OF EACH OTHER OF PROPOSAL NOS. 3 THROUGH 13. THIS MEANS THAT AN ABSTENTION, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

RECOMMENDATION OF THE BOARD: The Board, including all of the independent directors, has found the amendment and restatement of the Charter proposed in this Proposal No. 11 to be advisable, and therefore, the Board recommends that you vote “FOR” Proposal No. 11.

PROPOSAL NO. 12 – APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REVISE PROVISIONS REGARDING OUR ABILITY TO INDEMNIFY OUR OFFICERS, DIRECTORS AND AGENTS

In this proposal number 12, we are proposing to revise certain provisions of Article XIII which governs the Company’s ability to indemnify its officers, directors and business manager, among others. The existing provisions do not permit us to indemnify our officers, certain directors or our business manager to the fullest extent permitted by the MGCL. In particular, we are not permitted to indemnify these persons unless they satisfy a standard of care set forth in the Guidelines, which is more restrictive than the MGCL. Our board believes that these limits are not consistent with the power typically accorded an entity to indemnify its officers, directors and agents such as the business manager and differ from the standards typically imposed on officers, directors and agents of publicly-traded companies.

Section 13.2. Limitation of Director and Officer Liability and Section 13.3. Indemnification. We are proposing to amend these sections to require the Company to exculpate and indemnify our directors and officers to the fullest extent permitted by the MGCL. Sections 13.2 and 13.3 currently include limitations on exculpation and indemnification of, and advancement of expenses to, our directors and officers that were originally included from the Guidelines. Under the MGCL, a corporation may include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. In addition, the MGCL generally permits a corporation to indemnify its directors and officers for losses, liabilities and expenses, unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and was either committed in bad faith or was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services; or (3) in the case of a criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. We believe these are appropriate limits to exculpation and indemnification because they describe acts or omissions that are presumptively not in the interests of the Company and for which, therefore, it is not appropriate that the Company would bear the risk. We are proposing to delete the additional limitations imposed in Sections 13.2 and 13.3 of the current Charter.

We believe exculpation and indemnification to the fullest extent permitted by the MGCL is appropriate because the Company can only act through its directors and officers. Hence, when they act in their capacity as directors and officers, our directors and officers are acting for and on behalf of the Company. Moreover, in the absence of exculpation and indemnification, we would be shifting the risks from those actions onto our directors and officers while internalizing the benefits from them. The market for talented and experienced nominees to stand for election as director and executives to serve as officers is competitive. Although we have not yet encountered difficulty in attracting qualified director nominees or officers, it is possible that in the future the best candidates will be attracted by other firms that do not have exculpation and indemnification limitations as onerous as those that were originally included in the Charter from the Guidelines.

We are also proposing to remove the limits on our ability to make advances to directors and officers for legal and other expenses and costs. We believe that the ability to advance expenses under the Charter should be consistent with the MGCL otherwise, the limitations on advancement of expenses in the Charter may diminish a director’s or officer’s financial ability to defend against claims and losses for which the Company may ultimately be financially responsible. Under the MGCL, a director or officer who seeks advancement of expenses must undertake to repay any amount advanced by the Company if it is ultimately determined that the director’s or officer’s action or omission did not meet the standards for indemnification.

If adopted, this Proposal would also clarify that the rights to indemnification and advance of expenses vest immediately upon election of a director or officer.

The summary above is wholly qualified by the complete text of the Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked as Exhibit A-II to reflect all the proposed amendments from the Charter.

APPROVAL OF THIS PROPOSAL AT THE ANNUAL MEETING WILL REQUIRE THE AFFIRMATIVE VOTE OF THE STOCKHOLDERS ENTITLED TO CAST A MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST, WHICH MEANS THAT AN ABSTENTION OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

IN ADDITION, APPROVAL OF EACH OF PROPOSAL NOS. 3 THROUGH 13, INCLUDING THIS PROPOSAL, IS CONDITIONED ON APPROVAL OF EACH OTHER OF PROPOSAL NOS. 3 THROUGH 13. THIS MEANS THAT AN ABSTENTION, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

PROPOSAL NO. 13 – APPROVAL OF PROPOSED AMENDMENTS REGARDING CONFORMING CHANGES AND OTHER MINISTERIAL MODIFICATIONS TO AND RESTATEMENT OF THE CHARTER

In addition to the proposed amendments to the Charter particularly described in Proposal Nos. 3 through 13, above, we are proposing this Proposal No. 13 to amend the Charter to integrate all of the amendments to the Charter proposed in Proposal Nos. 3 through 13, to update and delete (as appropriate) defined terms contained in Article IV, to confirm cross-references and section titles, to make other immaterial typographical and drafting changes, and to restate the Charter to incorporate all the amendments approved in Proposal Nos. 3 through 13 along with all previously approved amendments and articles supplementary in the form attached hereto as Exhibit A-I. A vote for Proposal No. 13 will not count as a vote for Proposals 3 through 13. We believe that none of these ministerial amendments would materially affect the rights or preferences of our stockholders (except as they reflect Proposal Nos. 3 through 13 above). Our board believes that these amendments are, and the restatement is, advisable.

The summary above is wholly qualified by the complete text of the Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

APPROVAL OF THIS PROPOSAL AT THE ANNUAL MEETING WILL REQUIRE THE AFFIRMATIVE VOTE OF THE STOCKHOLDERS ENTITLED TO CAST A MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST, WHICH MEANS THAT AN ABSTENTION OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

IN ADDITION, APPROVAL OF EACH OF PROPOSALS NOS. 3 THROUGH 13, INCLUDING THIS PROPOSAL, IS CONDITIONED ON APPROVAL OF EACH OF PROPOSALS NOS. 3 THROUGH 13. THIS MEANS THAT AN ABSTENTION, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

STOCKHOLDER PROPOSALS FOR 2022 ANNUAL MEETING

We have not received any stockholder proposals for inclusion in this year’s proxy statement. Stockholders may nominate director candidates and make proposals to be considered at our annual meeting to be held in 2022.

Director Candidates Proposed by Stockholders

Nominations for director positions by the Company are made by our board based upon the recommendation of the nominating and corporate governance committee. With respect to nominations of directors by stockholders, for the nominations to be considered at an annual meeting of stockholders, notice of the nominations must be submitted in accordance with the procedures specified in Section 9 of Article II of our bylaws, which generally requires that the stockholder send certain information about the candidate to our corporate secretary not later than 5:00 p.m., central time, on the 90th day and not earlier than 5:00 p.m., central time, on the 120th day prior to the first anniversary of the mailing date of our proxy statement for the preceding year’s annual meeting. For our annual meeting to be held in 2022, assuming that the meeting date is not advanced by more than 30 days or delayed by more than 60 days from the first anniversary of the date of the 2021 annual meeting, a stockholder must provide written notice of a director nomination not earlier than 5:00 p.m., central time, on [__], and not later than 5:00 p.m., central time, on [__], to our corporate secretary, c/o Inland Real Estate Income Trust, Inc., 2901 Butterfield Road, Oak Brook, Illinois 60523. A copy of our bylaws may be obtained by written request to our corporate secretary at the same address.

Other Stockholder Proposals

Stockholders intending to present any other proposal for action by the stockholders at an annual meeting are subject to the same notice provisions under our bylaws as discussed above. Accordingly, for our annual meeting to be held in 2022, assuming that the meeting date is not advanced by more than 30 days or delayed by more than 60 days from the first anniversary of the date of the 2021 annual meeting, for a stockholder proposal to be considered at the annual meeting a stockholder must provide written notice of a proposal not earlier than 5:00 p.m., central time, on [__] and not later than 5:00 p.m., central time, on [__].

Rule 14a-8 requires that notice of a stockholder proposal requested to be included in our proxy materials pursuant to that rule must generally be furnished to our corporate secretary not later than 120 days prior to the anniversary of the mailing date of our proxy statement for the previous year’s annual meeting. For our annual meeting to be held in 2022, stockholder proposals to be considered for inclusion in the proxy statement under Rule 14a-8 must be received by our corporate secretary no later than [__].

Each of these stockholder proposals should be submitted in writing and addressed to our corporate secretary, c/o Inland Real Estate Income Trust, Inc., 2901 Butterfield Road, Oak Brook, Illinois 60523.

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YOUR VOTE IS IMPORTANT. YOUR IMMEDIATE

RESPONSE WILL SAVE US THE EXPENSE OF
FURTHER REQUESTS FOR PROXIES.

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INLAND REAL ESTATE INCOME TRUST, INC.

REVOCABLE PROXY FOR ANNUAL MEETING OF STOCKHOLDERS – NOVEMBER 2, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Inland Real Estate Income Trust, Inc., a Maryland corporation (the “Company”), hereby appoints Roberta S. Matlin and Cathleen M. Hrtanek as proxies for the undersigned, and each of them, each with full power of substitution in each of them, to attend the annual meeting of stockholders to be held at the principal executive offices of the Company located at 2901 Butterfield Road, Oak Brook, Illinois 60523 on November 2, 2021, at 10:00 a.m. central time, or any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Company’s Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” EACH OF THE NOMINEES FOR DIRECTOR AND “FOR” PROPOSAL NUMBERS 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12 AND 13.  THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” EACH OF THE FOLLOWING PROPOSALS.

1.To elect five director nominees listed in the Proxy Statement:	For All	Withhold All

Nominees:
01. LEE A. DANIELS

02. STEPHEN L. DAVIS

03. DANIEL L. GOODWIN

04. GWEN HENRY

05. BERNARD J. MICHAEL

06. MITCHELL A SABSHON

(INSTRUCTION: To withhold authority to vote for any specific nominee(s), mark “For All” and strike a line through that nominee(s’) name(s) or number(s) in the list above.)

	For	Against	Abstain

2.To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021

3.To amend the Company’s charter to remove or revise provisions that relate to the terms and rights of the Company’s classes and series of stock, including the Company’s common stock, and to offerings of the Company’s stock

4.To amend the Company’s charter to remove or revise, as applicable, provisions that relate to stockholder meetings

5.To amend the Company’s charter to remove or revise provisions that relate to stockholder information rights

6.To amend the Company’s charter to remove or revise those provisions that relate to the qualifications, number, election, removal and service of the Company’s directors

7.To amend the Company’s charter to remove or revise those provisions that relate to the conduct of the Company’s board of directors and the Company’s business manager

8.To amend the Company’s charter to remove or revise those provisions that limit or regulate how the Company operates and the process by which it engages in transactions

9.To amend the Company’s charter to revise or add provisions restricting transfer and ownership of shares

10.To amend the Company’s charter to remove provisions governing transactions with the Company’s business manager and its affiliates

11.To amend the Company’s charter to remove or revise provisions relating to amendments of the charter and entering into extraordinary transactions

12.To amend the Company’s charter to revise certain provisions that govern the Company’s ability to indemnify the Company’s officers, directors and business manager, among others

13.To amend the Company’s charter to make conforming changes and other ministerial modifications to and to restate the Company’s charter

CHECK HERE ONLY IF YOU PLAN TO ATTEND THE MEETING IN PERSON.

(PLEASE DATE, SIGN AND PROMPTLY RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.)

Date ____________________, 2021

____________________________Signature and Title, if applicable

____________________________Signature, if held jointly

Please sign exactly as your name or names appear hereon. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian or in another representative capacity, please give your full title. If a corporation or partnership, please sign in the name of the corporation or partnership by an authorized officer or person.

Exhibit A-I: Proposed Amended and Restated Charter

THIRD ARTICLES OF AMENDMENT AND RESTATEMENT
INLAND REAL ESTATE INCOME TRUST, INC.

          Pursuant to the provisions of Section 2-609 of the Maryland General Corporation Law, Inland Real Estate Income Trust, Inc., a Maryland corporation (the "Company"), hereby certifies that:

FIRST:     The Company desires to amend and restate its charter as currently in effect and hereinafter amended.

         SECOND:     The following provisions set forth in these Third Articles of Amendment and Restatement are all the provisions of the charter of the Company as currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation (the “Company”) is Inland Real Estate Income Trust, Inc.

ARTICLE II

PURPOSES AND POWERS

The purposes for which the Company is formed are to engage in any lawful business or other activity (including, without limitation or obligation, qualifying as a real  estate investment trust under Sections 856 through 860 of the Code (as defined below in Article  IV)  or  any successor statute) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III

PRINCIPAL OFFICE AND RESIDENT AGENT

         The address of the principal office of the Company in the State of Maryland is c/o The Corporation Trust Incorporated, 2405 York Road, Suite 201, Timonium, Maryland 21093. The Company may have other offices (including its principal executive offices) and places of business within or without the State of Maryland as the Board of Directors may from time to time determine. The resident agent of the Company is The Corporation Trust Incorporated, whose address is 2405 York Road, Suite 201, Timonium, Maryland 21093.  The Company reserves the right to change its principal office and resident agent at any time.

ARTICLE IV

DEFINITIONS

For the purposes of the Charter (as defined below) the following terms shall have the following meanings:

“Affiliate” means with respect to any other Person: (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent (10.0%) or more of the outstanding voting securities of such other Person: (ii) any Person ten percent (10.0%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, but such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director trustee, general partner or manager of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee, general partner or manager.

"Board of Directors" or “Board” means the Board of Directors of the Company or any duly  authorized committee thereof.

"Business Manager" means IREIT Business Manager & Advisor, Inc., an Illinois corporation, or its successors and assigns, which is responsible for directing or performing the day-to-day business affairs of the Company.

"Bylaws" means the bylaws of the Company, as the same are in effect and may be amended from time to time.

"Charter" means these Third Articles of Amendment and Restatement, as amended, supplemented and restated from time to time.

"Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder or corresponding provisions of subsequent revenue laws.

“Equity Stock” means all classes or series of stock of the Company, including, without limit, Common Stock (as defined below in Article V) and Preferred Stock (as defined below in Article V), which the Company has authority to issue.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto.

“MGCL” means the Maryland General Corporation Law.

“Person” means any individual, corporation, partnership, limited liability company, association or trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code, a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, any association, private foundation within the meaning of Section 509(a) of the Code or joint stock company, any other legal or commercial entity, a “group” as that term is used for purposes of Rule 13d-5(b) or Section 13(d)(3) of the Exchange Act or a group to which an Excepted Holder Limit (as defined in Article VII) applies.

"REIT'' means a "real estate investment trust" as defined by the Code.

“SDAT” means the State Department of Assessments and Taxation of Maryland.

“Sponsor” means Inland Real Estate Investment Corporation, a Delaware corporation, or any other Person directly or indirectly instrumental in organizing, wholly or in part, the Company, or any Person who will control, manage or participate in the management of the Company, and any Affiliate of any such Person, but excluding any Person whose only relationship with the Company is as that of an independent real estate manager of the Company’s assets or any independent third parties such as attorneys, accountants and underwriters who receive compensation for professional services.  A Person may be deemed a Sponsor of the Company by:  (i) taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the Company, either alone or in conjunction with one or more other Persons; (ii)  receiving a material participation in the Company in connection with founding or organizing the business of the Company in consideration of services or property, or both services and property; (iii) having a substantial number of relationships and contacts with the Company; (iv) possessing significant rights to control any of the Company’s properties; (v) receiving fees for providing services to the Company that are paid on a basis that is not customary in the industry; or (vi) providing goods or services to the Company on a basis which was not negotiated at arm’s-length with the Company.

“Stockholders” means holders of shares of Common Stock or any other shares of Equity Stock.

ARTICLE V
STOCK

Section 5.1Authorized Stock. The total number of  shares  of  Equity  Stock  is 1,500,000,000 shares, of which 1,460,000,000 are shares of common stock, $.001 par value  per share ("Common Stock"), and 40,000,000 are shares of preferred stock, $.001 par value per share ("Preferred Stock"). The aggregate par value of all authorized shares of Equity Stock having par value is $1,500,000. If shares of one class of Equity Stock  are classified  or reclassified  into shares of another class of Equity Stock pursuant to this Article V, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of Equity Stock of all classes that the Company has authority to issue shall not be more than the total number of shares of Equity Stock  set  forth  in  the first sentence of this Section 5.1. Subject to any preferential right in favor or any class  or series of Equity Stock, the Board of Directors, without any action by the Stockholders, may amend the Charter

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from time to time to increase or decrease the aggregate  number  of shares of Equity Stock or the number of shares of Equity Stock of any class or series that the Company has authority to issue.

Section 5.2Liquidation. Subject to any preferential rights in favor of  any class or series of Preferred Stock, upon liquidation or dissolution of the Company, each issued and outstanding share of Common Stock shall be entitled to participate pro rata in the assets of the Company remaining after paying, or making adequate provision for, the  debts and liabilities of the Company.

Section 5.3Common Stock.

(a)

Subject to the provisions of Article VII and except as otherwise provided in the Charter, each issued and outstanding share of Common Stock shall entitle the holder thereof to one vote on all matters presented for a vote of Stockholders. Shares of Common Stock do not have cumulative voting rights.  The holders of Common Stock shall be entitled to receive dividends or other distributions when and as authorized by the Board of Directors and declared by the Company, but only out of funds legally available therefor.

(b)

With respect to voting shares of Common Stock owned by the Business Manager, the Sponsor, the directors or any of their Affiliates, neither the Business Manager, the Sponsor, the directors nor any Affiliate may vote or consent on matters submitted to the Stockholders regarding the removal of the Business Manager, the Sponsor, the directors or any Affiliate or any transaction between the Company and any of them. In determining the requisite percentage in interest of shares of Common Stock necessary to approve a matter on which the Business Manager, the Sponsor, the directors or any of their Affiliates may not vote or consent, any shares of Common Stock owned by any of them shall not be included.

(c)	The Board of Directors may classify or reclassify any unissued shares of Common Stock from time to time into one or more classes or series of Equity Stock.

Section 5.4Preferred Stock.  The Board of Directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series from time to time, into one or more classes or series of Equity Stock, by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption of the shares.

Section 5.5Classified or Reclassified Shares of Preferred Stock.  Prior to issuing classified or reclassified shares of any class or series of Equity Stock, the Board of Directors by resolution shall: (i) designate that class or series to be classified  or reclassified to distinguish  it  from  all other series and classes of Equity Stock; (ii) specify the number of shares to be included in the class or series; (iii) subject to the provisions of Article VII regarding Equity Stock, and subject to the express terms of any class or series of Equity  Stock outstanding  at the time, set or change the preferences, conversion or other rights, voting powers,  restrictions,  limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption for  each class or series; and (iv) cause the Company to file articles supplementary with the  SDAT.  Any of the terms of any class or series of Equity Stock set or changed pursuant to  clause (iii) of this Section 5.5 may be made dependent upon facts or events ascertainable outside the  Charter (including determinations by the Board of Directors or other facts or events  within  the control  of the Company) and may vary among holders thereof, provided that the manner in which the facts, events or variations shall operate upon the terms of such Equity Stock is clearly and expressly set forth in the articles supplementary filed with the SDAT or other part of the Charter.

Section 5.6Preemptive Rights.  Except as may  be provided  by the  Board of  Directors in setting the terms of classified or reclassified  shares of  Equity  Stock  pursuant to Section  5.5 or as may otherwise be provided by a contract approved by the Board of Directors, no Stockholder of the Company shall, as a Stockholder, have any preemptive right to purchase or subscribe for any additional shares of Equity Stock or any other security of the Company that it may issue or sell.

Section 5.7Charter and Bylaws.  The rights of all Stockholders and the  terms  of all Equity Stock are subject to the provisions of the Charter and the Bylaws.

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Section 5.8Rights of Objecting Stockholders.  Holders of shares of Equity Stock are not entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2  of the MGCL or any successor statute unless the Board of Directors, upon such terms and conditions as may be specified by the Board of Directors, determines that such  rights apply, with respect to all or any classes or series of Equity Stock, to one or more transactions occurring after the date of determination in connection with which holders of the shares of Equity Stock would otherwise be entitled to exercise such rights.

ARTICLE VI
BOARD OF DIRECTORS

Section 6.1Number and Classification. The number of directors shall be six, which number may be increased or decreased only by the Board of Directors pursuant to the Bylaws but shall never be less than the minimum number required by the MGCL.  The names of the directors who shall serve until the next annual meeting of the Stockholders and until their successors are duly elected and qualify are:

Lee A. Daniels
Stephen Davis

Daniel L. Goodwin

Gwen Henry
Bernard Michael

Mitchell Sabshon

Any vacancy on the Board of Directors may be filled in the manner provided in the Bylaws.  The Company elects that, except as may be provided by the Board of Directors in setting the terms of any class or series of Preferred Stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the directors remaining in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is duly elected and qualifies.

Section 6.2Removal. Subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more directors, a director may be removed at any time, with or without cause, by the affirmative vote of stockholders entitled to cast at least two-thirds of votes entitled to be cast generally in the election of directors. For purposes of this Section 6.2, "cause" shall mean with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that the director caused demonstrable, material harm to the Company through bad faith or active and deliberate dishonesty.

Section 6.3Duties and Powers.

(a)

General. The business and affairs of the Company shall be managed under the direction of the Board of Directors. All powers of the Company may be exercised by or under authority of the Board of Directors except as conferred on or reserved to the Stockholders by law or by the Charter or the Bylaws. The Charter and the Bylaws shall be construed with a presumption in favor of the grant of power and authority to the Board of Directors. Any construction of the Charter or the Bylaws or any determination made in good faith by the Board of Directors concerning its powers and authority hereunder or thereunder shall be conclusive. The enumeration and definition of particular powers of the Board of Directors included in the Charter or in the Bylaws shall in no way be construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board of Directors under the MGCL, the general laws of the State of Maryland or any other applicable laws as now or hereafter in force.

(b)

REIT Qualification. The Board of Directors shall use its reasonable best efforts to cause the Company to qualify for U.S. federal income tax treatment in accordance with the provisions of the Code or corresponding provisions of subsequent revenue laws applicable to a REIT. In furtherance of the  foregoing,  the  Board  of Directors shall use its reasonable best efforts to take actions as are necessary  or  appropriate, and may take actions as in its sole judgment and discretion are advisable,

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to preserve the qualification of the Company as a REIT. Notwithstanding the foregoing, if a majority of the Board of Directors  determines that it is no longer  in the best interest of  the Company  to qualify as a  REIT, the Board of Directors may revoke or otherwise terminate the Company's REIT election.

(c)

Authorization by Board of Directors of Stock Issuance. The Board of Directors may authorize the issuance from time to time of shares of Equity Stock of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its Equity Stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to any restrictions or limits set forth  in  the Charter or the Bylaws.

(d)	Distributions. The Company may pay distributions to its Stockholders, as authorized from time to time by the Board of Directors and declared by the Company.

The Company shall endeavor to declare and pay such distributions as shall be necessary under the Code to maintain the Company's qualification as a REIT: provided, however, that Stockholders shall have no right to any distribution unless and until authorized by the Board of Directors and declared by the Company. The exercise of the powers and rights of the Board of Directors pursuant to this Section 6.3(d) shall be subject to the provisions of any class or series of Equity Stock at the time outstanding. The receipt by any Person in whose name any shares of Equity  Stock are registered on the records of the Company or by his, her or its duly authorized agent shall be a sufficient discharge for all distributions payable or deliverable in respect of such shares of Equity Stock and from all liability related to the application thereof.

(e)

Reserved Powers of Board of Directors. Except as otherwise  provided  in the Bylaws, the Board of Directors, without any action by the Stockholders, shall have and may exercise, on behalf of the Company, without limitation, the exclusive power to adopt, alter, amend and repeal any provision of  the Bylaws and to make new Bylaws.

Section 6.4Performance of Duties. A Director shall perform his or her duties as a Director, including his or her duties as a member of a committee of the Board of Directors on which he or she serves, in accordance with the MGCL.

Section 6.5Waiver of Corporate Opportunities. For so long as the  Company is externally advised by the Business Manager, the Company has no interest in any opportunity known to the Business Manager or an Affiliate thereof unless it has been recommended to the Company by the Business Manager or an Affiliate thereof. The preceding sentence shall be of no consequence except in connection with the application of the corporate opportunity doctrine.

Section 6.6Determinations By Board of Directors. The determination as to any of the following matters made by, or pursuant to the direction of, the Board of Directors, shall be final and conclusive and shall be binding upon the Company and every Stockholder: (i) the amount of the net income of the Company for any period and the amount of assets at any time legally available to pay distributions or redeem Equity Stock; (ii) the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, adjusted or modified funds from operations (and any variation thereof,)  net  profit,  net  assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (iii) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which the reserves or charges shall have been created shall have been paid or discharged); (iv) any interpretation or resolution of any ambiguity with respect to any provision of the Charter (including the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other  distributions, qualifications or  terms or conditions of redemption of any class or series of Equity Stock or the Bylaws; (v) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Company or any shares of Equity Stock; (vi) any matters relating to acquiring, holding or  disposing  of  any assets by the Company; (vii) the number of shares of Equity Stock of any class or series; (viii) any interpretation of the terms and conditions of one or more of the agreements with any Person; (ix) the compensation of directors, officers, employees or agents of the

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Company; or (x) any other  matter  relating  to the business and affairs of the Company or required or permitted by applicable  law, the Charter or the Bylaws or otherwise to be determined by the Board of Directors; provided, however, that any determination by the Board as to any of the preceding matters shall not render invalid or in proper any action taken or omitted prior to that determination by the Board and no director shall be liable for making or failing to make the determination.

ARTICLE VII

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 7.1Definitions.  For the  purpose of this Article VII only, the following terms shall have the following meanings:

"Aggregate Stock Ownership Limit" means 9.8% (or any other percentage designated by the Board of Directors pursuant to Section 7.2(h)) in value or number of shares (whichever is more restrictive) of the aggregate of the outstanding shares of Equity Stock.

"Beneficial Ownership" means ownership of shares of Equity Stock by a Person, whether the interest in the shares of Equity Stock is held directly or indirectly (including  by a  nominee), and shall include interests that would be treated  as owned through the application of Section 544  of the Code, as modified by Section 856(h)(l)(B) of the Code, provided, however, that in determining the number of shares Beneficially Owned by a Person, no share  shall  be counted more than once. Whenever a Person Beneficially Owns shares of Equity Stock that are not actually outstanding (e.g., shares issuable upon the exercise of an option or the conversion of a convertible security) ("Option Shares"), then, whenever the Charter requires a determination  of the percentage of outstanding shares of a class of Equity Stock Beneficially Owned by such Person, the Option Shares Beneficially Owned by such Person shall also be deemed to be outstanding. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have correlative meanings.

"Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in the State of New York are authorized  or required by law, regulation or executive order to close.

"Charitable Beneficiary" means one or more beneficiaries of the Trust as determined pursuant to Section 7.3(f): provided that each such organization must be described in Section 50l(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections l 70(b)(l)(A) (other than clauses (vii) and  (viii) thereof), 2055 and  2522  of the Code.

"Common Stock Ownership Limit" means 9.8% (or such other percentage designated by the Board of Directors pursuant to Section 7.2) (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock.

"Constructive Ownership" means ownership of shares of Equity Stock by a Person, whether the interest in the shares of Equity Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructively Owns" and "Constructively Owned" shall have correlative meanings.

"Excepted Holder" means a Stockholder of the Company for whom an Excepted Holder Limit is created by the Board of Directors pursuant to Section 7.2(g).

"Excepted Holder Limit" means, provided that the Excepted Holder  agrees  to comply with the requirements established by the Board of Directors pursuant to Section 7.2(g), and subject to adjustment pursuant to Section 7.2(h), the percentage limit established by the Board of Directors pursuant to Section 7.2(g).

"Initial Date" means the date on which the Board of Directors determines, pursuant to Section 6.3(b), that it is no longer in the best interests of  the Company to attempt to, or continue to, qualify as a REIT or that compliance

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with all or any of the restrictions and limitations on Beneficial Ownership, Constructive Ownership  and Transfers of shares of Equity  Stock set forth in this Article VII are no longer required for the Company to qualify as a REIT, but only with respect to such restrictions and limitations.

"Market Price" means with respect to any class or series of outstanding shares of Equity Stock, the Closing Price for such shares of Equity Stock on such date. The "Closing  Price" on any date shall mean the last sale price for such shares of Equity Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid  and  asked  prices, regular  way, for such shares of Equity Stock, in either case as reported in the  principal  consolidated transaction reporting system with respect to securities  listed or admitted  to trading on the NYSE or, if such Equity Stock is not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such shares of Equity Stock are listed or admitted to trading or, if such shares of Equity Stock are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such shares of Equity Stock are not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such shares of Equity Stock selected by the Board of Directors or, in the event that no trading price is available for such shares of Equity Stock, the fair market value of the shares of Equity Stock, as estimated by the Board of Directors.

"Non-Transfer Event" means any event or other changes in circumstances other than a purported Transfer, including, without limitation, any change in the value of any shares of Equity Stock and any redemption of any shares of Equity Stock.

"Ownership Limits" means the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, subject to adjustment pursuant to Section 7.2(g).

"Prohibited Owner" means, with respect to any purported Transfer or  Non-Transfer Event, any Person who, but for the provisions of Section 7.2(a), would beneficially own (determined under the principles of Section 856(a)(S) of the Code), Beneficially Own or Constructively Own shares of Equity Stock, and  if appropriate  in  the context,  shall  also mean any Person who would have been the record owner of the  shares  that the  Prohibited  Owner would have so owned.

"Restriction Termination Date" means the first day after the Initial Date.

"Transfer" means any issuance, sale, transfer, gift, assignment, devise or other disposition of, as well as any other event that causes any Person to acquire beneficial ownership (determined under the principles of Section 856(a)(5) of the Code), Beneficial Ownership or Constructive Ownership of Equity Stock or the right to vote or receive dividends on Equity Stock, or any agreement to take any such actions or cause any such events, including, without limitation, (i) the granting or exercise of any option (or any disposition of any option) or entering into any agreement for the sale, transfer or other disposition of Equity Stock (or of beneficial ownership (determined under the principles of Section 856(a)(5) of the Code), Beneficial Ownership or Constructive Ownership of Equity Stock), (ii) any disposition of any securities or rights convertible into or exchangeable for Equity Stock or any interest in Equity Stock or any exercise of any such conversion or exchange right and (iii) Transfers of interests in other entities that result in changes beneficial ownership (determined under the principles of Section 856(a)(5) of the Code), Beneficial Ownership or Constructive Ownership of Equity Stock; in each case, whether voluntary or involuntary, whether owned of record, beneficially owned (determined under the principles of Section 856(a)(5) of the Code), Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms "Transferring" and "Transferred" shall have correlative meanings.

"Trust" means any trust provided for in Section 7.3(a).

"Trustee" means the Person unaffiliated with both the Company and  any  Prohibited Owner that is a "United States person" within the meaning of Section 7701 (a)(30) of the Code and is appointed by the Company to serve as trustee of the Trust.

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Section 7.2Equity Stock.

(a)	Ownership Limitations. Prior to the Restriction Termination Date, but subject to Section 7.4:

i.	Basic Restrictions.

A.

(1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Equity Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no  Excepted Holder shall Beneficially Own or Constructively Own shares of Equity Stock in excess of the Excepted Holder Limit for such Excepted Holder.

B.

No Person shall Beneficially Own shares of Equity Stock to the extent that such Beneficial Ownership of Equity Stock would result in the Company being "closely held" within the meaning  of  Section  856(h) of the Code (without regard to whether the ownership interest is held during  the last half of a taxable year).

C.

No Person shall Beneficially Own or Constructively Own shares of Equity Stock to the extent that such Beneficial Ownership or Constructive Ownership of Equity Stock would result in the Company failing to qualify as a REIT.

D.

No Person shall Constructively Own shares of Equity Stock to the extent that such Constructive Ownership would cause any income of the Company that would otherwise qualify as "rents from real property" for purposes of Section 856(d) of the Code to fail to qualify as such.

E.

Any Transfer of shares of Equity Stock that, if effective, would result in the Equity Stock being beneficially owned by fewer than one hundred (100) Persons (determined under the principles of  Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Equity Stock.

ii.

Transfer in Trust. If any Transfer or Non-Transfer  Event  occurs that, if effective or otherwise, would result in any Person Beneficially Owning or Constructively Owning (as applicable) shares of Equity Stock in violation of Section 7.2(a)(i)(A), (B), (C) or (D),

A.

then that number of shares of Equity Stock the  Beneficial Ownership or Constructive Ownership (as applicable) of which otherwise would cause such Person to violate Section 7.2(a)(i)(A), (B), (C) or (D) (rounded up to the next whole share)  shall  be automatically  transferred  to a Trust for the benefit of a Charitable Beneficiary, as described in Section 7.3, effective as of the close of business on the Business Day immediately preceding the date of such Transfer or Non-Transfer Event,  and  such Person (or, if different, the direct or Beneficial Owner of such shares) shall acquire no rights in such shares (or shall be divested of its rights in such shares);

B.

if the transfer to the Trust described in Section 7.2(a)(ii)(A) of this sentence would not be effective for any reason to prevent the violation of Section 7.2(a)(i)(A), (B), (C) or (D), then the Transfer of that number of shares of Equity Stock that otherwise would cause any Person to violate Section 7.2(a)(i)(A), (B), (C) or (D) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Equity  Stock; or

C.

if the transfer to the Trust described in Section 7.2(a)(ii)(A) of this sentence would not be effective for any reason to prevent the violation of Section 7.2(a)(i)(A),(B), (C) or (D). then the Non-Transfer Event that otherwise would cause any Person to violate Section 7.2(a)(i)(A), (B), (C) or (D) shall be void ab initio to the extent that the Company has the

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legal ability to void the Non-Transfer Event, and the intended transferee shall acquire no rights in such shares of Equity Stock.

To the extent that, upon a transfer of shares pursuant to this Section 7.2(a)(ii), a violation of any provision of this Article VII would  nonetheless  be  continuing (for example where the ownership of shares by a single Trust  would  violate the 100 stockholder requirement applicable to REITs), then, to the extent possible, shares shall be transferred to that number of Trusts, each having a distinct Trustee and a Charitable Beneficiary or Beneficiaries that are distinct from those of each other Trust, such that there is no violation of any provision of this Article VII.

(b)

Remedies for Breach. If the Board of Directors or any duly authorized committee thereof shall at any time determine that a Transfer or NonTransfer Event has taken place that results in a violation of Section 7.2(a)(i) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership, Constructive Ownership or beneficial ownership (determined under the principles of Section  856(a)(5)  of the Code) of any shares of Equity Stock in violation  of Section 7.2(a)(i)  (whether  or not such violation is intended), the Board of Directors or a committee thereof shall  take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or Non-Transfer Event or otherwise prevent such violation, including, without limitation, causing the Company to redeem shares, refusing to give effect to such Transfer on  the books and records of the Company or instituting proceedings to enjoin such Transfer or Non-Transfer Event; provided, however, that any Transfer or attempted Transfer in violation of Section 7.2(a)(i) (or Non-Transfer Event that results in a violation of Section 7.2(a)(i)shall automatically result in the transfer to the Trust described above, or, if applicable, shall be void ab initio as provided in Section 7.2(a)(i) irrespective of  any action (or non-action) by the Board of Directors or a committee thereof.

(c)

Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership,  Constructive  Ownership  or  beneficial ownership (determined under the principles of Section 856(a)(5) of the Code) of shares of Equity Stock that will or may violate Section 7.2(a)(i) or any Person who held or would have owned shares of Equity Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 7.2(a)(ii) shall immediately give written notice to the Company of such event, or in the case of such a proposed or attempted transaction, give at least fifteen days prior written notice, and shall provide to the Company such other information as the Company may request in order to determine the effect, if any, of such Transfer on the Company's qualification as a REIT.

(d)	Owners Required to Provide Information. Prior to the Restriction Termination Date:

i.

every owner of five percent (5.0%) or more (or such lower percentage as required by the Code or regulations promulgated thereunder) of the outstanding shares of any class or series of Equity Stock, upon request  following the end of each taxable year of the Company, shall provide in writing to the Company the name and address of such owner, the number of shares of each class and series of Equity Stock and other shares of the Equity Stock Beneficially Owned by it and a description of the manner in which the shares are held. Each owner shall provide to the Company any additional information as the Company may request in order to determine the effect, if any, of such Beneficial Ownership on the Company's qualification as a REIT and to ensure compliance with the Ownership Limits; and

ii.

each Person who is a Beneficial Owner or Constructive Owner of Equity Stock and each Person (including the Stockholder of  record)  who  is holding Equity Stock for a Beneficial Owner or Constructive Owner shall  provide in writing to the Company such information as the Company may request, in good faith, in order to determine the Company's qualification as a REIT and to comply with requirements of any taxing authority or governmental authority or to  determine such compliance.

(e)

Remedies Not Limited. Subject to Section 6.3(b),  nothing  contained  in this Section 7.2 shall limit the authority of the Board of  Directors  to  take such  other action as it deems necessary or advisable to protect the Company in preserving the Company's qualification as a REIT.

(f)

Ambiguity. The Board of Directors shall have• the power to determine the application of the provisions of this Section 7.2 and Section 7.3 and any definition contained in Section 7.1, including  in the  case of an ambiguity  in the  application of any of the provisions of this Section 7.2 and Section  7.3, or any such

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definition, with  respect  to any situation based on the facts known to it. In the event Section 7.2 or Section 7.3 requires an action by the Board of Directors and the Charter fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Section 7.1, Section 7.2 or Section 7.3.  Absent a decision to the contrary by the Board of Directors, if a Person would have (but for the remedies set forth in Section 7.2) acquired Beneficial Ownership or Constructive Ownership of Equity Stock in violation of Section 7.2, such remedies (as applicable) shall apply first to the shares of Equity Stock which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares of Equity Stock based upon the relative number of the shares of Equity Stock held by each such Person.

(g)	Exceptions.

i.

Subject to Section 7.2(a)(i)(C), the Board of Directors, in its sole and absolute discretion, may prospectively exempt a Person from, or retroactively waive with respect to a Person, one or more of the ownership limitations set forth in Section 7.2(a)(i)(A)(1) and (2) and establish or increase an  Excepted  Holder  Limit for such Person, may retroactively waive the ownership limitations set forth in Section 7.2(a)(i)(A)(3) with respect to a Person and establish or increase the Excepted Holder Limit for such Person, may prospectively exempt a Person from the provisions of Section 7.2(a)(i)(B) and may prospectively exempt a Person from, or retroactively waive with respect to a Person, the provisions of Section 7.2(a)(i)(D) if:

A.

the Board of Directors obtains such representations  and undertakings from the Person as are reasonably necessary to ascertain that the Person's Beneficial Ownership or Constructive Ownership of Equity Stock in excess of the Ownership Limits or in violation of the limitations imposed by Section 7.2(a)(i)(A) or Section 7.2(a)(i)(D), as applicable, will not now or in the future jeopardize the Company's ability to qualify as a REIT under the Code; and

B.

such Person agrees that any violation or attempted violation of such representations or undertakings (or other action that is contrary to the restrictions contained in Section 7.2(a), through 7.2(f) will result in such shares of Equity Stock being automatically transferred to a Trust in accordance with Section 7.2(a)(iii) and Section 7.3.

ii.

Prior to granting any exemption or waiver or establishing or increasing any Excepted Holder Limit pursuant to Section 7.2(g)(i), the Board of Directors may require a  ruling from  the Internal  Revenue  Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole and absolute discretion, as it may deem necessary or advisable in order to determine or ensure the Company's qualification as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exemption or waiver or establishing or increasing any Excepted Holder Limit.

iii.

Subject to Section 7.2(a)(i)(C), an underwriter that participates in a public offering or a private placement of Equity Stock  (or securities  convertible into or exchangeable for Equity Stock) may Beneficially Own and Constructively Own shares of Equity Stock (or securities convertible into or exchangeable for Equity Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, or both such limits, but only to the extent necessary to facilitate the public offering or private placement.

iv.

The Board of Directors may only reduce  the  Excepted  Holder Limit for an Excepted Holder: (A) with the written consent of such  Excepted Holder at any time; (B) unless the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder provide otherwise, at any time after the Excepted Holder no longer Beneficially Owns or Constructively Owns shares of Equity Stock in excess of the Aggregate Stock Ownership Limit or the Common Stock Ownership Limit; or (C) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that  Excepted

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Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit.

(h)

Increase or Decrease in Aggregate Stock Ownership and Common Stock Ownership Limits. Subject to Section 7.2(a)(i)(C). the Board of Directors  may from time  to time increase one or both of the Ownership Limits and decrease one or both of the Ownership Limits; provided, however, that any such decreased Ownership  Limit will not be effective for any Person whose percentage ownership in  Equity Stock  is in  excess of the decreased Ownership Limit until such time as such Person's  percentage  of  Equity Stock equals or falls below the decreased Ownership Limit, but any further acquisition of Equity Stock in excess of such percentage ownership of Equity Stock will be in violation of the Ownership Limits; and provided, further, that the new Ownership Limits would not result in the Company being "closely held" within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) if five unrelated individuals were to Beneficially Own the five  largest amounts of Equity Stock permitted to be Beneficially  Owned  under  each  Excepted Holder Limit, as applied to an Excepted Holder, and such new Ownership Limits with respect to each other Stockholder, taking into account the immediately preceding provision permitting ownership in excess of decreased Ownership Limits in certain cases.

(i)

Legend. Each certificate for shares of Equity Stock, if certificated, shall bear a legend that substantially describes the foregoing restrictions on transfer and ownership, or, instead of such legend, the certificate, if any, may state that the Company will furnish a full statement about certain  restrictions  on transferability to a Stockholder on request and without charge.

Section 7.3Transfer of Equity Stock in Trust.

(a)

Ownership in Trust. Upon any purported Transfer or Non-Transfer Event described  in Section 7.2(a)(ii) that would  result in a transfer of shares of Equity Stock to a Trust, the shares of Equity Stock shall be deemed to have  been  transferred  to  the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. The transfer to the Trustee shall be deemed to be effective as of the close  of business on the Business Day immediately preceding the date of the purported Transfer or Non-Transfer Event that results in the transfer to the Trust pursuant to Section 7.2(a)(ii). The Trustee shall be appointed by the Company and shall be a Person unaffiliated with both the Company and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Company as provided in Section 7.3(f).

(b)

Status of Shares of Equity Stock Held by the Trustee. Shares of Equity Stock held by the Trustee shall be treated as issued and outstanding shares of Equity Stock. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the shares of Equity Stock held in the Trust.

(c)

Distribution and Voting Rights. The Trustee shall have all voting rights and rights to dividends or other distributions with respect to shares of Equity Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Company that the shares of Equity Stock have been transferred  to the Trustee shall  be paid by the recipient of such dividend or other distribution to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall  be paid when due to  the Trustee. The Prohibited Owner shall have no voting rights with respect to shares held  in the Trust and, subject to applicable law, effective as of the date that the  shares  of Equity Stock have been transferred to the Trust, the Trustee shall  have the authority  (at the Trustee's sole discretion), assuming that the meeting or consent period has not otherwise been finally adjourned, (i) to rescind as void any proxy submitted or any vote cast by a Prohibited Owner prior to the discovery by the Company that the shares  of Equity Stock have been transferred to the Trustee and (ii) to resubmit a proxy or  recast  any vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary. Notwithstanding the provisions of this Article VII, until the Company has received notification that shares of Equity Stock have been transferred  into a Trust, the Company shall be entitled to rely on its share transfer and other Stockholder records for purposes of preparing lists of

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Stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of Stockholders.

(d)

Sale of Shares of Equity Stock by Trustee. As soon as reasonably practicable after receiving notice from the Company that shares  of Equity  Stock  have been transferred to the Trust (and no later than twenty (20) days after receiving notice in the case of shares of Equity Stock that are listed or admitted to trading on any national securities exchange), the Trustee of the Trust shall sell the shares held in the Trust to a Person whose ownership of the shares will not violate the ownership  limitations  set forth in Section 7.2(a)(i). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 7.3(d). The Prohibited Owner shall receive the lesser of: (1) the price paid by the  Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust; and (2) the sales proceeds received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares held in the Trust.  The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends or other distributions which has been paid to the Prohibited Owner and is owed by the Prohibited Owner to the Trustee pursuant to Section 7.3(c). Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Company that shares of Equity Stock have been transferred  to  the Trustee, such shares are sold by a Prohibited Owner, then: (1)  such  shares  shall  be deemed to have been sold on behalf of the Trust; and (2) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 7.3(d), the excess shall be paid  to  the Trustee upon demand.

(e)

Purchase Right in Stock Transferred to the Trustee.  Shares  of  Equity Stock transferred to the Trustee shall be deemed to have been offered for sale to the Company, or its designee, at a price per share equal  to the lesser of: (i) the price per share in the transaction that resulted in the transfer to the Trust (or,  in  the case of a  devise or gift, the Market Price at the time of the devise or gift); and (ii)  the  Market  Price on the date the Company,  or  its designee,  accepts the offer.  The Company shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 7.3(d). Upon  the sale to the Company,  the interest  of the Charitable  Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net  proceeds  of the sale to the Prohibited Owner; provided, however, that the Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends or other distributions which has been paid to the Prohibited Owner and is owed by the  Prohibited  Owner  to  the Trustee pursuant to Section 7.3(c). Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary.

Designation of Charitable Beneficiaries. By written  notice to the Trustee, the Company may change the Charitable Beneficiary by designating  one  or  more nonprofit organizations to be the Charitable Beneficiary of the interest  in the Trust such that: (i) the shares of Equity Stock held in the Trust would not violate the restrictions set forth in Section 7.2(a)(i) in the hands of such Charitable Beneficiary; and (ii) each such organization must be described in Section 501(c)(3) of  the  Code  and  contributions  to each such organization must be eligible for deduction under each of Sections 170(b)(l)(A) (other than clauses (vii) and (viii) thereof), 2055 and 2522 of the  Code. Neither the failure of the Company to make such designation nor the failure of the Company to appoint the Trustee before the automatic transfer provided for in Section 7.2(a)(ii)(A). shall make such transfer ineffective, provided that the Company thereafter makes such designation and appointment.  The designation  of a nonprofit organization  as  a Charitable Beneficiary shall not entitle such nonprofit organization to serve in such capacity and the Company may, in its sole discretion, designate a different nonprofit organization as the Charitable Beneficiary at any time and for any or no reason. Any determination by the Company with respect to the application of this Article VII shall be binding on each Charitable Beneficiary.

(f)Designation of Charitable Beneficiaries. By written  notice to the Trustee, the Company may change the Charitable Beneficiary by designating  one  or  more nonprofit organizations to be the Charitable Beneficiary of the interest  in the Trust such that: (i) the shares of Equity Stock held in the Trust would not violate the restrictions set forth in Section 7.2(a)(i) in the hands of such Charitable Beneficiary; and (ii) each such organization must be described in Section 501(c)(3) of  the  Code  and  contributions  to each such organization must be eligible for deduction under each of Sections 170(b)(l)(A) (other than clauses (vii) and (viii) thereof), 2055 and 2522 of the  Code. Neither the failure of the Company to make such designation nor the failure of the Company to appoint the Trustee before the automatic transfer provided for in Section 7.2(a)(ii)(A). shall make such transfer ineffective, provided that the Company thereafter makes such designation and appointment.  The designation  of a nonprofit organization  as  a Charitable Beneficiary shall not entitle such nonprofit organization to serve in such capacity and the Company may, in its sole discretion, designate a different nonprofit organization as the Charitable Beneficiary at any time and for any or no reason. Any determination by the Company with respect to the application of this Article VII shall be binding on each Charitable Beneficiary.

Section 7.4NYSE Transactions. Nothing in this Article VII shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that settlement of any transaction occurs shall not negate the effect of any other

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provision of this Article VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VII.

Section 7.5Enforcement. The Company is specifically authorized to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VII.

Section 7.6Non-Waiver.   No delay or failure on  the part of the Company or the Board of Directors in exercising any right under this Article VII shall operate as a waiver of any right of the Company or the Board of Directors, as the case may be, except to  the  extent  specifically waived in writing.

Section 7.7Severability.  If any provision  of this Article VII or any application  of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court.

ARTICLE VIII
TENDER OFFERS

Section 8.1Tender Offers. If any Person makes a tender offer, including, without limitation, a "mini-tender" offer, that Person must comply with all of the provisions set forth in Regulation 14D of the Exchange Act, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than five percent (5.0%) of the outstanding shares of Equity Stock; provided, however, that, unless otherwise required by the Exchange Act, such documents are not required to be filed with the Securities and Exchange Commission. In addition, the Person must provide notice to the Company at least ten business days prior to initiating any such tender offer. No Stockholder may Transfer any shares of Equity Stock held by such Stockholder to any Person who initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”) unless such Stockholder shall have first offered such shares of Equity Stock to the Company at the tender offer price offered in such Non-Compliant Tender Offer. In addition, any Person who initiates a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Company in connection with the enforcement of the provisions of this Section 8.1, including, without limitation, expenses incurred in  connection with the review of all documents related to the tender offer.  In addition to the remedies provided herein, the Company may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Section 8.1 shall be of no force or effect with respect to any shares of Equity Stock that are then listed on a national securities exchange.

ARTICLE IX

AMENDMENTS AND EXTRAORDINARY ACTIONS

Section 9.1Amendments.  The Company reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any shares of outstanding stock.  All rights and powers conferred by the Charter on stockholders, directors and officers are granted subject to this reservation.  Except for amendments to Article VI, Section 6.2 of the Charter and except for those amendments permitted to be made without stockholder approval under Maryland law or by specific provision in the Charter, any amendment to the Charter shall be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter. However, any amendment to Article VI, Section 6.2 or to this sentence of the Charter shall be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast two-thirds of all the votes entitled to be cast on the matter.

Section 9.2 Extraordinary Actions.  Except as specifically provided in Article VI, Section 6.2 (relating to removal of directors) and in Section 9.1 of this Article IX, notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of stockholders entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or

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approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.

ARTICLE X

LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 10.1Limitation of Stockholder Liability.  No  Stockholder  shall  be  personally liable for any debt, claim, demand, judgment or obligation of any  kind  of, against  or with  respect to the Company by reason of its being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the assets or the affairs of the Company.

Section 10.2Limitation of Director and Officer Liability. To the maximum extent that Maryland law, in effect from time to time, permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Company shall be liable to the Company or to any Stockholder for money  damages. Neither the amendment nor repeal of this Section 10.2, nor the  adoption or amendment of any other provision of this Charter inconsistent with this Section 10.2, shall apply to or affect, in any respect, the applicability of this Section  10.2 with  respect to any act or failure to act that occurred prior to amendment, repeal or adoption.

Section 10.3Indemnification.

(a)

The Company shall, to the maximum extent permitted by Maryland law in effect from time to time, indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay  or reimburse reasonable expenses in advance of final disposition of a proceeding to (1) any individual who is a present or former director or officer of  the Company and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity, (2) any individual who while a director or officer of the Company and  at the Company’s request, serves or has served as a director, officer, partner, member, manager or trustee of another corporation, partnership, limited liability company, joint venture, trust or employee benefit plan or any other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity and (3) the Business Manager, any of the Real Estate Managers and any of their respective Affiliates if such party is acting on behalf of or performing services for the Company and is made or threatened to be made a party to, or witness in, the proceeding by reason of service in that capacity.  The rights to indemnification and advance of expenses provided by the Charter shall vest immediately upon election of a director or officer.  The Company may, with the approval of the Board of Directors, provide such indemnification and advance of expenses to an individual who served a predecessor of the Company in any of the capacities described in (1) or (2) above and to any employee or agent of the Company or a predecessor of the Company. The indemnification and payment or reimbursement of expenses provided herein shall not be deemed exclusive of or limit in any way other rights to which any Person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaws, resolutions, insurance, agreement or otherwise,

(b)

Neither the amendment nor repeal of this Section 10.3, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section 10.3, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

THIRD:The amendment to and restatement of the charter of the Company as hereinabove set forth has been duly advised by the Board of Directors and approved by the stockholders of the Company as required by law.

FOURTH:The current address of the principal office of the Company in the State of Maryland is set forth in Article III of the foregoing amendment and restatement of the charter.

FIFTH:The name and address of the Company's current resident agent is set forth in Article III of the foregoing amendment and restatement of the charter.

SIXTH:The number of directors of the Company and the names of those currently in office are as set forth in Article VI of the foregoing amendment and restatement of the charter.

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SEVENTH:The undersigned acknowledges these Third Articles of Amendment and Restatement  to  be the corporate  act of the Company and as to all matters or facts required to  be verified  under oath, the  undersigned  acknowledges that, to the best of his or her knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made  under  the penalties of perjury.

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IN WITNESS WHEREOF, the Company has caused these Third Articles of Amendment and Restatement to be signed in its name and on its behalf by its ______________ and attested to by its Secretary on this day of ___ day of __________, 2021.

INLAND REAL ESTATE INCOME TRUST, INC.

By:    ____________________________________

Name: ___________________________________

Title: ____________________________________

ATTEST:

By:    ____________________________________

Name: ___________________________________

Title:  Secretary

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Exhibit A-II:  Proposed Amended and Restated Charter – Marked to Show Changes Against the Current Charter

~~SECOND~~THIRD ARTICLES OF AMENDMENT AND RESTATEMENT
INLAND REAL ESTATE INCOME TRUST, INC.

          Pursuant to the provisions of Section 2-609 of the Maryland General Corporation Law, Inland Real Estate Income Trust, Inc., a Maryland corporation (the “Company”), hereby certifies that:

FIRST:     The Company desires to amend and restate its charter as currently in effect and hereinafter amended.

         SECOND:     The following provisions set forth in these ~~Second~~Third Articles of Amendment and Restatement are all the provisions of the charter of the Company as currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation ~~is Inland Real Estate Income Trust, Inc.  So far as may be practicable,~~ (the ~~business of the~~ “Company ~~shall be conducted and transacted under that name.  Under circumstances in which the Board of Directors (as defined below in Article IV) shall determine that the use of the name “~~”) is Inland Real Estate Income Trust, Inc.~~” is not practicable, the Board of Directors may permit the use of any other designation or name for the Company.~~

ARTICLE II

PURPOSES AND POWERS

The purposes for which the Company is formed are to engage in any lawful business or other activity (including, without limitation or obligation, qualifying as a real  estate investment trust under Sections 856 through 860 of the Code (as defined below in Article IV)  or any successor statute) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III

PRINCIPAL OFFICE AND RESIDENT AGENT

         The address of the principal office of the Company in the State of Maryland is c/o The Corporation Trust Incorporated, ~~351 West Camden Street, Baltimore~~2405 York Road, Suite 201, Timonium, Maryland ~~21201~~21093. The Company may have other offices (including its principal executive offices) and places of business within or without the State of Maryland as the Board of Directors may from time to time determine. The resident agent of the Company is The Corporation Trust Incorporated, whose address is ~~351 West Camden Street, Baltimore~~2405 York Road, Suite 201, Timonium, Maryland ~~21201~~21093.  The Company reserves the right to change its principal office and resident agent at any time.

ARTICLE IV

DEFINITIONS

For the purposes of ~~this~~the Charter (as defined below) the following terms shall have the following meanings:

~~“Acquisition Expenses” means any and all expenses incurred by the Company, the Business Manager or any Affiliate of either in connection with selecting, evaluating or acquiring any investment in Real Estate Assets, including but not limited to legal fees and expenses, travel and communication, appraisals and surveys, nonrefundable option payments regardless of whether the Real Estate Asset is acquired, accounting fees and expenses, computer related expenses, architectural and engineering reports, environmental and asbestos audits and surveys, title insurance and escrow fees, and personal and miscellaneous expenses.~~

~~“Acquisition Fees” means the total of all fees and commissions, excluding Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to the Company, the Business Manager or any Affiliate or designee of either) in connection with an investment in Real Estate Assets or purchasing, developing or constructing a Property by the Company.  For these purposes, the fees or commissions shall include any real estate commission, selection fee, Development Fee, Construction Fee, nonrecurring management fee, loan fee, including points, or any fee of a similar nature, however designated, except for Development Fees and Construction Fees paid to any Person not Affiliated with the Sponsor or Business Manager in connection with the actual development and construction of a project, or fees in connection with temporary short-term investments acquired for purposes of cash management.~~

~~“Affiliate” means,~~

“Affiliate” means with respect to any other Person: (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent (10.0%) or more of the outstanding voting securities of such other Person~~;~~: (ii) any Person ten percent (10.0%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, ~~by~~but such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director~~,~~ trustee, general partner or manager of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee, general partner or manager.

~~“Aggregate Debt Service” means, for any period, the aggregate amount of interest expense, principal amortization and other charges payable with respect to the Company’s outstanding borrowings and indebtedness, whether secured or unsecured, including all Loans, Senior Debt and Junior Debt.~~

~~“Average Invested Assets” means, for any period, the average of the aggregate book value of the Company’s assets, including all intangibles and goodwill, invested, directly or indirectly, in equity interests in and loans secured by Real Estate Assets, as well as amounts invested in securities, consolidated and unconsolidated Joint Ventures or other partnerships and REITs, before non-cash charges such as depreciation, amortization, impairment and bad debt reserves, computed by taking the average of these values at the end of each month during the relevant period.  For purposes of calculating the Business Management Fee, Average Invested Assets shall mean the~~

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~~average of the assets identified in the immediately preceding sentence as of the last day of each month during the relevant calendar quarter for which the Business Management Fee is calculated.~~

“Board of Directors” or “Board” means the Board of Directors of the Company or any duly authorized committee thereof.

~~“Business Management Agreement” means that agreement entered into by and between the Company and the Business Manager.~~

“Business Manager” means IREIT Business Manager & Advisor, Inc., an Illinois corporation, or its successors and assigns, which is responsible for directing or performing the day-to-day business affairs of the Company.

“Bylaws” means the bylaws of the Company, as the same are in effect and may be amended from time to time.

“Charter” means these ~~Second~~Third Articles of Amendment and Restatement, as amended, supplemented and restated from time to time.

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder or corresponding provisions of subsequent revenue laws.

~~“Commencement of the Initial Public Offering” shall mean the date that the Securities and Exchange Commission declares effective the registration statement filed under the Securities Act for the Initial Public Offering.~~

~~“Competitive Real Estate Commission” means the real estate or brokerage commission paid for the purchase or sale of a Property that is reasonable, customary and competitive in light of the size, type and location of such Property.~~

~~“Construction Fee” means a fee or other remuneration for acting as general contractor or construction manager to construct improvements, supervise and coordinate projects on, or to provide major repairs to, or rehabilitation of, a Property.~~

~~“Contract Purchase Price” means the amount of monies or other consideration paid or contributed by the Company, from time to time, (1) to acquire, directly or indirectly, any Real Estate Asset or an Incremental Interest in a Real Estate Asset, and including any indebtedness for money borrowed to finance the purchase, indebtedness secured by such Real Estate Asset, which is assumed, or indebtedness that is refinanced or restructured, all in connection with the acquisition, and which is or will be secured by such Real Estate Asset at the time of the acquisition or (2) to make any Property Improvements.  The Contract Purchase Price shall exclude Acquisition Fees and Acquisition Expenses.  With respect to monies funded or contributed by the Company to a Joint Venture, the Contract Purchase Price shall be equal to the product of (a) the amount determined in accordance with the foregoing and (b) the Ownership Percentage.~~

~~“Dealer Manager” means Inland Securities Corporation, a Delaware corporation.~~

~~“Debt Service Coverage” means the ratio equal to annualized Net Income for the latest quarterly period divided by Aggregate Debt Service.~~

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~~“Development Fee” means a fee paid to the Company for services rendered in connection with the development of a Property, including negotiating and approving plans and undertaking to assist in obtaining zoning, variances and financing for such Property either internally or at a later date.~~

~~“Director(s)” means the members of the Board of Directors (including Independent Directors).~~

~~“Distributions” means any distribution of cash, other assets or securities by the Company to its Stockholders including distributions that may constitute a return of capital for federal income tax purposes.~~

~~“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto.~~

“Equity Stock” means all classes or series of stock of the Company, including, without limit, Common Stock (as defined below in Article V) and Preferred Stock (as defined below in Article V), which the Company has authority to issue.

“~~GAAP” means generally accepted accounting principles as in effect in the United States of America from time to time or such other accounting basis mandated by the Securities and Exchange Commission.~~

~~“Incremental Interest” means an increase in the percentage interest owned by the Company, directly or indirectly through a Joint Venture, in a Real Estate Asset, which results from an additional investment by the Company in the Real Estate Asset, whether through an additional capital contribution, the funding of additional debt or the assumption or guarantee of debt, which in the case of a Joint Venture, is not matched by a corresponding contribution or assumption by the other Joint Venture partner.~~

~~“Independent Director(s)” means a Director who is not, and within the last two years has not been, directly or indirectly associated with the Sponsor or Business Manager by virtue of (1) an ownership of an interest in the Sponsor, Business Manager or any of their Affiliates, (2) employment by the Sponsor, Business Manager or any of their Affiliates, (3) service as an officer or director of the Sponsor, Business Manager or any of their Affiliates, (4) performance of services, other than as a Director, for the Company, (5) service as a director or trustee of more than three REITs sponsored by the Sponsor or managed by the Business Manager, or (6)  a material business or professional relationship with the Sponsor, Business Manager or any of their Affiliates.  For purposes of this definition, an indirect affiliation shall include circumstances in which a Director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law have any of the relationships identified in the immediately preceding sentence of this definition with the Company, the Sponsor, the Business Manager or any of their Affiliates during the applicable two year period.  For purposes of determining whether or not the business or professional relationship is material, the aggregate gross revenue derived by the prospective Independent Director from the Company, the Sponsor, the Business Manager and their Affiliates shall be deemed material per se if it exceeds five percent (5.0%) of the prospective~~

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~~Independent Director’s: (i) annual gross revenue, derived from all sources, during either of the prior two years; or (ii) net worth, on a fair market value basis during the prior two years.~~

~~“Independent Expert” means a Person with no material current or prior business or personal relationship with the Business Manager or the Directors who is engaged, to a substantial extent, in the business of rendering opinions regarding the value of assets of the type held by the Company.~~

~~“Initial Investment” means the purchase of 20,000 shares of Common Stock by the Sponsor for an aggregate price of $200,000 in connection with the formation of the Company.~~

~~“Initial Public Offering” means the Company’s first public offering of Equity Stock pursuant to an effective registration statement filed under the Securities Act.~~

~~“Invested Capital” means the aggregate original issue price paid for the shares of Common Stock, before reduction for Organization and Offering Expenses, as reduced by any prior distribution of sale or financing proceeds.~~

~~“IREIC” means Inland Real Estate Investment Corporation, a Delaware corporation.~~

~~“Joint Venture” means a joint venture, limited liability company, corporation or partnership arrangement in which the Company, or any subsidiary thereof, is a co-venturer, member, stockholder or partner with one or more other Persons or an entity.~~

~~“Junior Debt” means indebtedness that is subordinate to Senior Debt.~~

~~“Liquidity Amount” means (1) in the case of the sale of Real Estate Assets, the net sales proceeds realized by the Company from the sale since the Company’s inception and distributed to Stockholders, plus the total amount of any other Distributions paid by the Company to Stockholders from the Company’s inception until the date that the Liquidity Amount is determined and (2) in the case of (a) a Listing or (b) any merger, reorganization, business combination, share exchange, acquisition or other similar transaction in which Stockholders receive cash or the securities of another issuer that are listed on a national securities exchange, as full or partial consideration for their shares, Market Value, plus the total Distributions paid by the Company to Stockholders from the Company’s inception until the date that the Liquidity Amount is determined.~~

~~“Loans” means debt financing evidenced by bonds, notes, debentures or similar instruments or letters of credit and Mortgage Loans.~~

 ~~“Market Value” means the value of the Company (or the Company’s applicable subsidiary, as the case may be) determined as follows:  (1) in the case of a Listing, by taking the average closing price over the period of the first thirty (30) consecutive trading days during which the Shares, or the shares of the common stock of the Company’s subsidiary, as applicable, are eligible for trading, beginning on the 180th day after Listing of the Shares, provided that in the case of a Listing for less than all of the Shares (e.g., a phased Listing), the calculation of Market Value shall apply only to the portion of Shares, or shares of the common stock of the Company’s subsidiary that are Listed and available to trade; and (2) in the case of a Triggering Event described in clause (3) of the definition thereof: (a) if the securities of the other entity are trading on a national~~

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~~securities exchange prior to the consummation of the Triggering Event, the value ascribed to the securities in the transaction giving rise to the Triggering Event; (b) if the securities of the other entity become listed on a national securities exchange concurrent with the consummation of the Triggering Event, the average closing price over a period of thirty (30) consecutive trading days during which the securities are eligible for trading, beginning on the 180th day after the listing of the securities.  In addition to the value of the aforementioned securities, as calculated in the preceding sentences, Market Value also shall include: (I) the carrying amount of any long-term indebtedness set forth on the last balance sheet of the Company or subsidiary, as applicable, in each case immediately prior to the Triggering Event plus (II) any cash consideration received by the Stockholders as part of the applicable Triggering Event.~~Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto.

“MGCL” means the Maryland General Corporation Law~~, as in effect as of the date of this Charter, as the MGCL may be amended from time to time, or any successor statute~~.

~~“Mortgage Loans” means notes or other evidences of indebtedness or obligations that are secured or collateralized, directly or indirectly, by Property or interests in Property.~~

~~“NASAA REIT Guidelines” means the Statement of Policy Regarding Real Estate Investment Trusts published by the North American Securities Administrators Association on May 7, 2007 and in effect upon the Commencement of the Initial Public Offering.~~

~~“Net Assets” or “Net Asset Value” means the aggregate amount of total assets of the Company (other than intangibles) at cost before deducting depreciation or other non-cash reserves less total liabilities of the Company, calculated at least quarterly in accordance with GAAP.~~

~~“Net Income” means, for any period, the aggregate amount of total revenues applicable to such period less the expenses applicable to such period other than additions to non-cash charges such as depreciation, amortization, impairments and bad debt reserves, all calculated in accordance with GAAP; provided, however, that Net Income for purposes of Section 7.5 hereof shall not include any gain recognized upon the sale of the Company’s assets.~~

~~“Organization and Offering Expenses” means all expenses incurred by, and to be paid from the assets of, the Company in connection with and in preparing the Company for registration and offering shares of Equity Stock to the public, including, but not limited to, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys paid by the Company), expenses for printing, engraving and mailing, salaries of employees of the Company, or the Sponsor and its Affiliates, while engaged in sales activity, charges of transfer agents, registrars, trustees, escrow holders, depositories and experts, expenses of qualification of the sale of the Equity Stock under federal and state laws, including taxes and fees, and accountants’ and attorneys’ fees and expenses.~~

~~“Ownership Percentage” means, with respect to any Real Estate Asset at a specified time, the percentage of capital stock, membership interests, partnership interests or other equity interests in the Real Estate Asset held directly or indirectly by the Company at such time, without regard to classification of such equity interests.~~

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“Person” means any individual, corporation, partnership, limited liability company, association or trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code~~)~~, a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, any association, private foundation within the meaning of Section 509(a) of the Code or joint stock company, any other legal or commercial entity, a “group” as that term is used for purposes of Rule 13d-5(b) or Section 13(d)(3) of the Exchange Act or a group to which an Excepted Holder Limit (as defined in Article VII) applies.

~~“Property” or “Properties” means interests in (i) land, rights or interests in land (including but not limited to leasehold interests), (ii) long-term ground leases or (iii) any buildings, structures, improvements, furnishings, fixtures and equipment, located on or used in connection with, land and rights or interests in land, in each case owned or to be owned by the Company either directly or indirectly through one or more Affiliates, Joint Ventures, partnerships or other legal entities.~~

~~“Property Improvements” means any monies invested or otherwise spent by the Company, directly or indirectly, to develop, construct, renovate, or otherwise physically improve a Real Estate Asset, including, but not limited to tenant improvements, whether pursuant to allowances, concessions or rent abatements, all to the extent that the monies invested or funded for each of these purposes were approved by the Board of Directors as part of the initial plan for the Real Estate Asset.~~

~~“Real Estate Assets” means any and all Properties and other direct or indirect investments in equity interests in, or Loans secured, directly or indirectly, by, or otherwise relating to, Property (other than investments in bank accounts, money market funds or other current assets), including any interest in a Joint Venture owned by the Company, directly or indirectly through one or more of its Affiliates or Joint Ventures.  Notwithstanding the foregoing, “Real Estate Assets” shall not include any investments in Real Estate-Related Securities.~~

~~“Real Estate Manager” means any of Inland National Real Estate Services, LLC and Inland National Real Estate Services II, LLC, each a Delaware limited liability company, or any of their successors or assigns, or additional entities owned or controlled by the Sponsor and engaged by the Company to manage a Property or Properties.~~

~~“Real Estate-Related Securities” means equity securities of both publicly traded and private companies, including REITs and pass-through entities, that own Real Estate Assets, including commercial mortgage-backed securities, owned by the Company, directly or indirectly through one or more of its Affiliates or Joint Ventures, but excluding, for these purposes, ownership interests in a Joint Venture.~~

“REIT~~”~~‘ means a “real estate investment trust” as defined by the Code.

~~“Roll-Up” means a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Company and a Roll-Up Entity and the issuance of securities of such Roll-Up Entity to the Stockholders of the Company, but not including:~~

~~(a)a transaction involving securities of an entity that have been, for at least twelve months, listed on a national securities exchange; or~~

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~~(b)a transaction involving the conversion to corporate, trust or association form of only the Company, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:~~

~~(i)~~	~~Stockholders’ voting rights;~~
~~(ii)~~	~~the term and existence of the Company;~~
~~(iii)~~	~~compensation payable to the Sponsor or Business Manager; or~~
~~(iv)~~	~~the Company’s investment objectives.~~

~~“Roll-Up Entity” means a partnership, REIT, corporation, trust or other entity that would be created or would survive after the successful completion of a proposed Roll-Up transaction.~~

“SDAT” means the State Department of Assessments and Taxation of Maryland.

~~“Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor statute thereto.~~

~~“Senior Debt” means indebtedness to which Junior Debt is subordinate.~~

“Sponsor” means ~~IREIC~~Inland Real Estate Investment Corporation, a Delaware corporation, or any other Person directly or indirectly instrumental in organizing, wholly or in part, the Company, or any Person who will control, manage or participate in the management of the Company, and any Affiliate of any such Person, but excluding any Person whose only relationship with the Company is as that of an independent real estate manager of the Company’s assets or any independent third parties such as attorneys, accountants and underwriters who receive compensation for professional services.  A Person may be deemed a Sponsor of the Company by:~~(a)~~   (i) taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the Company, either alone or in conjunction with one or more other Persons;~~(b)~~  (ii) receiving a material participation in the Company in connection with founding or organizing the business of the Company in consideration of services or property, or both services and property;~~(c)~~  (iii) having a substantial number of relationships and contacts with the Company;~~(d)~~  (iv) possessing significant rights to control any of the ~~Properties;(e)~~ Company’s properties; (v) receiving fees for providing services to the Company that are paid on a basis that is not customary in the industry; or~~(f)~~  (vi) providing goods or services to the Company on a basis which was not negotiated at arm’s-length with the Company.

“Stockholders” means holders of shares of Common Stock or any other ~~share~~shares of Equity Stock ~~having the right to elect Directors~~.

~~“Total Operating Expenses” means the aggregate expenses of every character paid or incurred by the Company as determined under GAAP, including any fees paid to the Business Manager, but excluding:~~

~~(a)the expenses of raising capital, such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and listing of any shares of Equity Stock or a class of capital stock of a subsidiary of the Company;~~

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~~(b)Property-level operating expenses incurred on a Property by Property basis, including any fees paid to, or expenses reimbursed on behalf of, the Real Estate Managers;~~

~~(c)interest payments;~~

~~(d)taxes;~~

~~(e)non-cash charges such as depreciation, amortization, impairments and bad debt reserves;~~

~~(f)incentive fees payable to the Business Manager; and~~

~~(g)Acquisition Fees, Acquisition Expenses, real estate commissions on resale of Property and other expenses connected with acquiring, disposing (including any disposition fees) and owning Real Estate Assets (such as the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of any Property).~~

~~“Triggering Event” means (1) any sale of Real Estate Assets, in which the net sales proceeds are specifically identified and distributed to Stockholders, (2) a Listing or (3) any merger, reorganization, business combination, share exchange or acquisition by any Person or related group of Persons of beneficial ownership of all or substantially all of the shares of Common Stock in one or more related transactions, or another similar transaction involving the Company, pursuant to which Stockholders receive cash or the securities of another issuer that are listed on a national securities exchange.~~

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ARTICLE V
STOCK

Section 5.1 Authorized Stock. The total number of  shares of  Equity Stock  is 1,500,000,000 shares, of which 1,460,000,000 are shares of common stock, $.001 par value per share (“Common Stock”), and 40,000,000 are shares of preferred stock, $.001 par value per share (“Preferred Stock”). The aggregate par value of all authorized shares of Equity Stock having par value is $1,500,000. If shares of one class of Equity Stock  are classified or reclassified  into shares of another class of Equity Stock pursuant to this Article V, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of Equity Stock of all classes that the Company has authority to issue shall not be more than the total number of shares of Equity Stock  set forth  in the first sentence of this Section 5.1. Subject to any preferential right in favor or any class  or series of Equity Stock, the Board of Directors, without any action by the Stockholders, may amend ~~this~~the Charter from time to time to increase or decrease the aggregate  number of shares of Equity Stock or the number of shares of Equity Stock of any class or series that the Company has authority to issue.

Section 5.2 Liquidation. Subject to any preferential rights in favor of  any class or series of Preferred Stock, upon liquidation or dissolution of the Company, each issued and outstanding share of Common Stock shall be entitled to participate pro rata in the assets of the Company remaining after paying, or making adequate provision for, the  debts and liabilities of the Company.

Section 5.3 Common Stock.

(a)

Subject to the provisions of Article ~~VIII~~VII and except as otherwise provided in ~~this~~the Charter, each issued and outstanding share of Common Stock shall entitle the holder thereof to one vote on all matters presented for a vote of Stockholders. Shares of Common Stock do not have cumulative voting rights.  The holders of Common Stock shall be entitled to receive dividends or other ~~Distributions~~distributions when and as authorized by the Board of Directors and declared by the Company, but only out of funds legally available therefor.

~~(b)A majority of Stockholders present in person or by proxy at an annual meeting at which a quorum is present, may, without the necessity for concurrence by the Directors, vote to elect the Directors.  A quorum shall be fifty percent (50.0%) of the then outstanding shares of Common Stock.~~

(b)

~~(c)~~ With respect to voting shares of Common Stock owned by the Business Manager, the Sponsor, the ~~Directors~~directors or any of their Affiliates, neither the Business Manager, the Sponsor, the ~~Directors~~directors nor any Affiliate may vote or consent on matters submitted to the Stockholders regarding the removal of the Business Manager, the Sponsor, the ~~Directors~~directors or any Affiliate or any transaction between the Company and any of them. In determining the requisite percentage in interest of shares of Common Stock necessary to approve a matter on which the Business Manager, the Sponsor, the ~~Directors~~directors or any of their Affiliates may not vote or consent, any shares of Common Stock owned by any of them shall not be included.

(c)

~~(d)~~The Board of Directors may classify or reclassify any unissued shares of Common Stock from time to time into one or more classes or series of ~~shares; provided, however, that the voting rights per share sold in a private offering shall not exceed voting rights that bear the same relationship to the voting rights of a publicly held share as the consideration paid to the Company for each privately offered share bears to the book value of each outstanding publicly held share~~Equity Stock.

Section 5.4 Preferred Stock.  The Board of Directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series from time to time, into

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one or more classes or series ~~of shares~~ of Equity Stock, by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other ~~Distributions~~distributions, qualifications, or terms or conditions of redemption of the shares.  ~~Notwithstanding anything to the contrary in this Section 5.4, the voting rights of any share of Preferred Stock (other than any publicly held share) sold in a private offering shall not exceed voting rights that bear the same relationship to the voting rights of a publicly held share as the consideration paid to the Company for each privately offered share bears to the book value of each outstanding publicly held share.~~

Section 5.5 Classified or Reclassified Shares of Preferred Stock.  Prior to issuing classified or reclassified shares of any class or series of Equity Stock, the Board of Directors by resolution shall: (i) designate that class or series to be classified  or reclassified to distinguish it  from all other series and classes of Equity Stock; (ii) specify the number of shares to be included in the class or series; (iii) subject to the provisions of Article ~~VIII~~VII regarding Equity Stock, and subject to the express terms of any class or series of Equity  Stock ~~of the Company~~ outstanding  at the time, set or change the preferences, conversion or other rights, voting powers, restrictions,  limitations as to dividends or other ~~Distributions~~distributions, qualifications, or terms or conditions of redemption for  each class or series; and (iv) cause the Company to file articles supplementary with the SDAT.  Any of the terms of any class or series of Equity Stock set or changed pursuant to  clause (iii) of this Section 5.5 may be made dependent upon facts or events ascertainable outside ~~this~~ the  Charter (including determinations by the Board of Directors or other facts or events  within the control  of the Company) and may vary among holders thereof, provided that the manner in which the facts, events or variations shall operate upon the ~~preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other Distributions, qualifications, or~~ terms ~~or conditions~~ of ~~redemption of the class or series of~~such Equity Stock is clearly and expressly set forth in the articles supplementary filed with the SDAT or other part of ~~this~~the Charter.

Section 5.6 Preemptive Rights.  Except as may  be provided by the  Board of Directors in setting the terms of classified or reclassified  shares of Equity  Stock pursuant to Section  5.5 or as may otherwise be provided by a contract approved by the Board of Directors, no Stockholder of the Company shall, as a Stockholder, have any preemptive right to purchase or subscribe for any additional shares of Equity Stock or any other security of the Company that it may issue or sell.

Section 5.7 Charter and Bylaws.  The rights of all Stockholders and the  terms of all Equity Stock are subject to the provisions of ~~this~~the Charter and the Bylaws~~, each as may be amended from time to time~~.

~~Section 5.8Terms and Conditions of Securities.  The Company shall not issue:~~

~~(a)Common Stock that is non-voting or assessable;~~

~~(b)Common Stock that is redeemable;~~

~~(c)Debt securities unless the Debt Service Coverage, on a pro forma basis after giving effect to the issuance of the debt securities, calculated as of the end of the Company’s most recently completed fiscal quarter or such shorter period if the Company has not yet completed its first fiscal quarter, is equal to or greater than 1.0;~~

~~(d)Options or warrants to purchase shares of Common Stock or any other share of Equity Stock having the right to elect Directors to the Sponsor, the Business Manager, any Directors or their Affiliates except on the same terms as the options or warrants, if any, are sold to the general public (excluding for these purposes underwriting fees, commissions and discounts); provided that the Company may issue options or warrants to Persons not Affiliated with the Company at exercise prices not less than the fair market value of such securities on the date of grant and for consideration (which may include services) that in~~

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~~the judgment of the Independent Directors has a market value not less than the value of the option or warrant on the date of grant; provided, further, that options or warrants issuable to the Sponsor, the Business Manager, any Directors or their Affiliates shall not exceed an amount equal to ten percent (10.0%) of the outstanding shares of Common Stock or any other shares of Equity Stock having the right to elect Directors on the date of grant of any options or warrants; or~~

~~(e)Shares of Equity Stock on a deferred payment basis or similar arrangement.~~

Section 5.8

~~Section 5.9~~Rights of Objecting Stockholders.  Holders of shares of Equity Stock are not entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 ~~or Subtitle 7~~ of the MGCL or any successor statute unless the Board of Directors, upon ~~the affirmative vote of a majority of~~such terms and conditions as may be specified by the Board of Directors, ~~shall determine~~determines that ~~the~~ such  rights apply, with respect to all or any classes or series of Equity Stock, to one or more transactions occurring after the date of ~~such~~ determination in connection with which holders of the shares of Equity Stock would otherwise be entitled to exercise ~~their~~such rights.

~~Section 5.10Suitability of Stockholders.Any Person purchasing shares of Common Stock in the Company’s Initial Public Offering shall have: (i) a minimum annual gross income of $70,000 and a minimum net worth of $70,000; or (ii) a minimum net worth of $250,000 at the time they make an investment in the Company.  Net worth shall be determined by excluding the value of home, home furnishings and automobiles.  In the case of sales to fiduciary accounts, these minimum standards shall be met by the beneficiary, the fiduciary account, or by the donor or grantor who directly or indirectly supplies the funds to purchase the shares of Common Stock if the donor or grantor is the fiduciary.  The Company may require higher or lower suitability standards from purchasers residing in a particular jurisdiction at the request or with the permission of the official or agency administering the securities laws of the jurisdiction.~~

~~Section 5.11Determination of Suitability of Sale. The Sponsor and each Person selling Common Stock in the Company’s Initial Public Offering on behalf of the Company shall make every reasonable effort to determine that the purchase of Common Stock is a suitable and appropriate investment for that Stockholder. In making this determination, the Sponsor and each Person selling Common Stock on behalf of the Company shall ascertain that the prospective Stockholder: (a) meets the minimum income and net worth standards established for the Company; (b) can reasonably benefit from the Company based on the prospective Stockholder’s overall investment objectives and portfolio structure; (c) is able to bear the economic risk of the investment based on the prospective Stockholder’s overall financial situation; and (d) has apparent understanding of (i) the fundamental risks of the investment; (ii) the risk that the Stockholder may lose the entire investment; (iii) the lack of liquidity of the Common Stock; (iv) the restrictions on transferability of the Common Stock; and (v) the tax consequences of the investment.~~

~~The Sponsor and each Person selling Common Stock on behalf of the Company shall make this determination on the basis of information it has obtained from a prospective Stockholder. Relevant information for this purpose will include at least the age, investment objectives, investment experiences, income, net worth, financial situation and other investments of the prospective Stockholder, as well as any other pertinent factors.~~

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~~The Sponsor and each Person selling Common Stock on behalf of the Company shall maintain records of the information used to determine that an investment in Common Stock is suitable and appropriate for a Stockholder. The Sponsor and each Person selling Common Stock on behalf of the Company shall maintain these records for at least six years.~~

ARTICLE VI
BOARD OF DIRECTORS

Section 6.1 Number and Classification. The number of ~~Directors~~directors shall be ~~five~~six, which number may be increased or decreased only by the Board of Directors pursuant to the Bylaws~~; provided, however that the number of Directors~~ but shall never be less than ~~three (3) nor more than eleven (11).  At, or prior to, the Commencement of the Initial Public Offering, a majority of the Board of Directors shall be comprised of Independent Directors except for a period of up to sixty days after the death, removal or resignation of an Independent Director pending the election of such Independent Director’s successor.  The Directors may establish any committees as they deem appropriate; provided that the majority of the members of each committee are Independent Directors.  A Director shall have had at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired~~the minimum number required by the ~~Company. At least one~~MGCL.  The names of the ~~Independent Directors shall have three years of relevant real estate experience.~~

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~~The Directors~~directors who shall serve until the next annual meeting of the Stockholders and until their successors are duly elected and qualify are:

~~JoAnn M. Armenta~~
~~Lee A. Daniels~~
~~Stephen Davis~~
~~Daniel L. Goodwin~~
~~Gwen Henry~~

~~The Directors, then in office, may increase the number of Directors and fill any vacancy, whether resulting from an increase in the number of Directors or otherwise,~~

Lee A. Daniels
Stephen Davis

Daniel L. Goodwin

Gwen Henry
Bernard Michael

Mitchell Sabshon

Any vacancy on the Board of Directors ~~prior to the first annual meeting of Stockholders~~may be filled in the manner provided in the Bylaws~~; provided, however, that after Commencement of the Initial Public Offering, only Independent Directors in office shall nominate replacements for~~.  The Company elects that, except as may be provided by the Board of Directors in setting the terms of any class or series of Preferred Stock, any and all vacancies ~~among~~on the ~~Independent~~Board of Directors~~.~~

~~Section 6.2Election and Term.  Each Director elected by the vote of the Stockholders shall hold office~~ may be filled only by the affirmative vote of a majority of the directors remaining in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until ~~his or her~~a successor is duly elected and qualifies.

~~Section 6.3Resignation,~~ Section 6.2 Removal ~~or Death.  A Director may resign by written notice to the Board of Directors, signed by the Director and effective upon delivery to the Board of Directors or any later date specified in the notice.~~ . Subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more ~~Directors~~directors, a ~~Director~~director may be removed at any time, with or without cause ~~and without the necessity for concurrence by the Directors~~, by the affirmative vote of ~~the holders of not less than a majority of the shares of Equity Stock then outstanding and~~stockholders entitled to ~~vote~~cast at least two-thirds of votes entitled to be cast generally in the election of ~~Directors~~directors. For purposes of this Section 6.2, “cause” shall mean with respect to any particular ~~Director~~director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that the ~~Director~~director caused demonstrable, material harm to the Company through bad faith or active and deliberate dishonesty.

~~Section 6.4~~ Section 6.3 Duties and Powers.

(a)	General. The business and affairs of the Company shall be managed under the direction of the Board of Directors. All powers of the Company may be exercised by or under authority of the Board

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of Directors except as conferred on or reserved to the Stockholders by law or by ~~this~~the Charter or the Bylaws. ~~This~~The Charter and the Bylaws shall be construed with a presumption in favor of the grant of power and authority to the Board of Directors. Any construction of ~~this~~the Charter or the Bylaws or any determination made in good faith by the Board of Directors concerning its powers and authority hereunder or thereunder shall be conclusive. The enumeration and definition of particular powers of the Board of Directors included in ~~this~~the Charter or in the Bylaws shall in no way be construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board of Directors under the MGCL, the general laws of the State of Maryland or any other applicable laws as now or hereafter in force.  ~~At, or prior to, the Commencement of the Initial Public Offering, this Charter shall be reviewed and ratified by a majority both of the Directors and the Independent Directors.~~

(b)

REIT Qualification. The Board of Directors shall use its reasonable best efforts to cause the Company to qualify for U.S. federal income tax treatment in accordance with the provisions of the Code or corresponding provisions of subsequent revenue laws applicable to a REIT. In furtherance of the  foregoing, the  Board of Directors shall use its reasonable best efforts to take actions as are necessary  or appropriate, and may take actions as in its sole judgment and discretion are advisable, to preserve the qualification of the Company as a REIT. Notwithstanding the foregoing, if a majority of the Board of Directors ~~(including a majority of the Independent Directors)~~ determines that it is no longer  in the best interest of the Company  to qualify as a REIT, the Board of Directors may revoke or otherwise terminate the Company’s REIT election.

(c)

Authorization by Board of Directors of Stock Issuance. The Board of Directors may authorize the issuance from time to time of shares of Equity Stock of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its Equity Stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (~~including as compensation for the Independent Directors~~ or without consideration in the case of a stock split or stock dividend), subject to any restrictions or limits set forth  in ~~this~~ the Charter or the Bylaws.

(d)	Distributions. The Company may pay ~~Distributions~~distributions to its Stockholders, as authorized from time to time by the Board of Directors and declared by the Company.

~~The Company may not pay distributions in-kind, except for Distributions of:  (i) readily marketable securities; (ii) beneficial interests in a liquidating trust established for the dissolution of the Company and the liquidation of its assets; or (iii) Distributions of in-kind property that meet all of the following conditions:  (a) the Board of Directors advises each Stockholder of the risks associated with direct ownership of the in-kind property; (b) the Board of Directors offers each Stockholder the election of receiving in-kind property Distributions; and (c) in-kind distributions are made only to those Stockholders who accept the Company’s offer.~~

The Company shall endeavor to declare and pay such ~~Distributions~~distributions as shall be necessary under the Code to maintain the Company’s qualification as a REIT~~;~~: provided, however, that Stockholders shall have no right to any ~~Distribution~~distribution unless and until authorized by the Board of Directors and declared by the Company. The exercise of the powers and rights of the Board of Directors pursuant to this ~~Section 6.4(d)~~ Section 6.3(d)  shall be subject to the provisions of any class or series of Equity Stock at the time outstanding. The receipt by any Person in whose name any shares of Equity  Stock are registered on the records of the Company or by his, her or its duly authorized agent shall be a sufficient discharge for all ~~Distributions~~distributions

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payable or deliverable in respect of such shares of Equity Stock and from all liability related to the application thereof.

~~(e)Distribution Reinvestment Plan. The Company may adopt a distribution reinvestment plan on such terms and conditions as shall be determined by the Board of Directors; provided, however, that any such plan shall, at a minimum, provide for the following:  (i) all material information regarding the Distribution to the Stockholder and the effect of reinvesting such Distribution, including the tax consequences thereof, shall be provided to the Stockholder at least annually; and (ii) each Stockholder participating in the distribution reinvestment plan shall have a reasonable opportunity to withdraw from the distribution reinvestment plan at least annually after receipt of the information required in subclause (i) above.~~

~~(f)Determination of Reasonableness of Fees and Expenses. The Independent Directors shall determine from time to time, but at least annually, that the total fees and expenses of the Company are reasonable in the light of the investment performance of the Company, its Net Assets, its Net Income, and the fees and expenses of other comparable unaffiliated REITs.  Each determination shall be reflected in the minutes of a meeting of the Board of Directors.~~

~~(g)Review of Investment Policies.  The Board of Directors shall establish written policies on investments and borrowing and shall monitor the administrative procedures, investment operations and performance of the Company and the Business Manager.  The Independent Directors shall review these policies, with sufficient frequency and at least annually, to determine that the policies being followed by the Company at any time are in the best interests of the Stockholders.  Each determination and the basis therefor shall be set forth in the minutes of a meeting of the Board of Directors.~~

~~(h)Determination of Consideration.  The consideration paid for each Real Estate Asset acquired by the Company shall ordinarily be based upon the fair market value of the applicable Real Estate Asset and approved by a majority of the Directors (including a majority of the Independent Directors).  In cases in which a majority of the Independent Directors so determine, or if Real Estate Assets are acquired from a Sponsor, Business Manager, Director or any of their Affiliates pursuant to Section 7.8 hereof, the fair market value shall be as determined by an Independent Expert selected by the Independent Directors.~~

~~(i)~~

(e)

Reserved Powers of Board of Directors. Except as otherwise  provided in the Bylaws, the Board of Directors, without any action by the Stockholders ~~of the Company~~, shall have and may exercise, on behalf of the Company, without limitation, the exclusive power to adopt, alter, amend and repeal any provision of  the Bylaws and to make new Bylaws.

~~(j)Share Repurchase Program.  In addition to the rights granted the Company in Article VIII, the Company may adopt a share repurchase program, or “SRP,” pursuant to which the Company may repurchase, from time to time, shares of Common Stock on such terms and conditions as shall be determined by the Board of Directors so long as the repurchase does not impair the Company’s capital or operations; provided, however, that~~

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~~in no event shall the Sponsor, the Business Manager, the Directors or any of their Affiliates receive a fee for any repurchase of shares of Common Stock by the Company under the SRP.  The Company shall bear all costs involved in organizing, administering and maintaining the SRP.~~

~~Section 6.5~~ Section 6.4 Performance of Duties. A Director shall perform his or her duties as a Director, including his or her duties as a member of a committee of the Board of Directors on which he or she serves, in accordance with the MGCL.

~~Section 6.6Fiduciary Relationship.  The Directors and Business Manager shall be deemed to be in a fiduciary relationship to the Company and the Stockholders.  The Directors also shall have a fiduciary duty to the Stockholders to supervise the relationship of the Company with the Business Manager.~~

~~Section 6.7~~ Section 6.5 Waiver of Corporate Opportunities. For so long as the  Company is externally advised by the Business Manager, the Company has no interest in any opportunity known to the Business Manager or an Affiliate thereof unless it has been recommended to the Company by the Business Manager or an Affiliate thereof. The preceding sentence shall be of no consequence except in connection with the application of the corporate opportunity doctrine.

~~Section 6.8~~ Section 6.6 Determinations By Board of Directors. The determination as to any of the following matters made ~~in good faith~~ by, or pursuant to the direction of, the Board of Directors ~~consistent with this Charter~~, shall be final and conclusive and shall be binding upon the Company and every Stockholder: (i) the amount of the ~~Net Income~~net income of the Company for any period and the amount of assets at any time legally available to pay ~~Distributions~~distributions or redeem Equity Stock; (ii) the amount of paid-in surplus, ~~Net Assets~~net assets, other surplus, annual or other cash flow, funds from operations, adjusted or modified funds from operations (and any variation thereof,)  net profit,  net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (iii) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which the reserves or charges shall have been created shall have been paid or discharged); (iv) any interpretation ~~of~~or resolution of any ambiguity with respect to any provision of the Charter (including the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other ~~Distributions~~ distributions, qualifications or  terms or conditions of redemption of any class or series of Equity Stock or the Bylaws; (v) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Company or any shares of Equity Stock; (vi) any matters relating to acquiring, holding or  disposing of  any assets by the Company; (vii) the number of shares of Equity Stock of any class or series; (viii) ~~the application of~~ any ~~provision~~interpretation of the ~~Charter in the case of any ambiguity, including, without limitation:  (a) any provision of the definitions of any of the following:  Affiliate, Independent Director and Sponsor, (b) which amounts paid to the Advisor or its Affiliates are property-level expenses connected with the ownership of real estate interests, loans or other property, (c) which expenses are excluded from the definition of Total Operating Expenses and (d) whether expenses qualify as Organization and Offering Expenses~~terms and conditions of one or more of the agreements with any Person; ~~or~~ (ix) the compensation of directors, officers, employees or agents of the Company; or (x) any other matter  relating to the business and affairs of the Company or required or permitted by applicable  law, ~~this~~the Charter or the Bylaws or otherwise to be determined by the Board of Directors; provided, however, that any determination by the Board as to any of the preceding matters shall not render invalid or in proper any action taken or omitted prior to that determination by the Board and no director shall be liable for making or failing to make the determination.

~~Section 6.9Board Action with Respect to Certain Matters.  A majority of the Independent Directors must approve any Board action to which the following sections of the~~

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~~NASAA REIT Guidelines apply:  II.A., II.C., II.F., II.G., IV.A., IV.B., IV.C., IV.D., IV.E., IV.F., IV.G., V.E., V.H., V.J., VI.A., VI.B.4, and VI.G.~~

~~Article VII~~
~~THE BUSINESS MANAGER; LIMITATION ON TRANSACTIONS WITH AFFILIATES~~

~~Section 7.1Business Management Agreement.  Subject to the approval of a majority of the Directors, including a majority of the Independent Directors, the Company may enter into a Business Management Agreement for an initial one year term subject to successive one-year renewals upon the mutual consent of the parties including an affirmative vote of a majority of the Independent Directors; provided that the Business Management Agreement shall be terminable, without cause or penalty, by the Company, upon the vote of a majority of the Independent Directors, or the Business Manager by providing sixty days’ prior written notice to the other party. In the event of the termination of the Business Management Agreement, the Business Manager will be required to cooperate with the Company and take all reasonable steps requested to assist the Board of Directors in making an orderly transition of the functions performed by the Business Manager.~~

~~Section 7.2Business Manager Compensation.  The Independent Directors shall determine from time to time, and at least annually, that the compensation that the Company agrees to pay to the Business Manager is reasonable in relation to the nature and quality of services performed or to be performed and is within the limits prescribed by this Charter and applicable law.  The Independent Directors also shall supervise the performance of the Business Manager to determine that the Business Manager possesses sufficient qualifications to perform the business management functions for the Company and to justify the compensation paid to it by the Company as well as to confirm compliance with the provisions of the Business Management Agreement.  The Directors, including the Independent Directors, shall evaluate the performance of the Business Manager before renewing the Business Management Agreement, based upon the following factors and all other factors that the Independent Directors may deem relevant, all of which shall be recorded in the minutes of a meeting of the Board of Directors:  (i) the size of the Business Management Fee in relation to the size, composition and profitability of the Company’s assets; (ii) the success of the Business Manager in generating opportunities that meet the investment objectives of the Company; (iii) the rates charged to other REITs and to investors other than REITs by business managers or advisors performing similar services; (iv) the amount of additional revenues realized by the Business Manager and its Affiliates through their relationship with the Company including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Company or by others with whom the Company does business; (v) the quality and extent of service and advice furnished by the Business Manager; (vi) the performance of the investment portfolio of the Company, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations; and (vii) the quality of the investment portfolio of the Company in relationship to the investments generated by the Business Manager for its own account.~~

~~Section 7.3Limitation on Organization and Offering Expenses.  The Organization and Offering Expenses paid in connection with forming the Company or selling shares of Equity Stock shall be reasonable and shall in no event exceed eleven and one-half percent (11.5%) of the gross proceeds raised in the applicable offering.~~

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~~Section 7.4Limitation on Acquisition Fees and Expenses.  The total of all Acquisition Fees and Acquisition Expenses paid by the Company in connection with the acquisition of a Real Estate Asset by the Company shall be reasonable, and shall in no event exceed, in the case of a Real Estate Asset other than a Loan, an amount equal to six percent (6.0%) of the Contract Purchase Price of any Real Estate Asset acquired or, in the case of a Loan, six percent (6.0%) of the funds advanced; provided, however, that a majority of the Directors (including the majority of the Independent Directors) not otherwise interested in the transaction may approve fees and expenses exceeding these limits if they determine the transaction to be commercially competitive, fair and reasonable to the Company.~~

~~Section 7.5Limitation on Total Operating Expenses.  The annual Total Operating Expenses shall not exceed, in any fiscal year, the greater of two percent (2.0%) of Average Invested Assets or twenty-five percent (25.0%) of Net Income for the applicable fiscal year.  The Independent Directors have a fiduciary responsibility to limit annual Total Operating Expenses to amounts that do not exceed the limitations described above.  The Independent Directors may, however, determine that a higher level of Total Operating Expenses is justified in any particular period because of unusual and non-recurring expenses.  Any finding by the Independent Directors, and the reasons in support thereof, shall be recorded in the minutes of a meeting of the Board of Directors.  The Company shall send written notice to each record holder of Common Stock if, within sixty days after the end of any fiscal quarter, Total Operating Expenses (for the twelve months then ended) exceed two percent (2.0%) of Average Invested Assets or twenty-five percent (25.0%) of Net Income, whichever is greater.  If the Independent Directors determine that the higher Total Operating Expenses are justified, the disclosure must also contain an explanation of the Independent Directors’ conclusion.  If the Total Operating Expenses exceed the limits described above, and if the Independent Directors are unable to conclude that the excess was justified then, within sixty days after the end of the Company’s fiscal year, the Business Manager shall reimburse the Company the amount by which the aggregate annual Total Operating Expenses paid or incurred by the Company exceed the greater of the limitations set forth in this Section 7.5.~~

~~Section 7.6Limitation on Incentive Fees. Upon a Triggering Event, the Company shall pay the Business Manager an incentive fee equal to ten percent (10.0%) of the amount by which (1) the Liquidity Amount exceeds (2) Invested Capital, plus the total Distributions required to be paid to Stockholders in order to pay them an seven percent (7.0%) per annum cumulative, pre-tax non-compounded return on Invested Capital at the time of any particular Triggering Event.  If the Company has not satisfied the seven percent (7.0%) per annum cumulative, pre-tax non-compounded return on Invested Capital at the time of any particular Triggering Event, the fee shall be paid on any future Triggering Event if, at the time, the Company has paid the total Distributions required to be paid to Stockholders in order to pay that return.~~

~~Section 7.7Limitation on Real Estate Commissions.  If the Company sells Property, the Company may pay a Competitive Real Estate Commission, which shall not in the aggregate exceed the lesser of the Competitive Real Estate Commission or an amount equal to six percent (6.0%) of the gross sales price of the Property; provided that, the amount of any brokerage fees payable to the Business Manager or any Affiliate thereof shall not exceed the lesser of (i) one-half of the Competitive Real Estate Commission; or (ii) three percent (3.0%) of the contract price of a Property and shall be paid only if that person provides a substantial amount of services (as determined by a majority of the Independent Directors) in connection with the sale of the Property.~~

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~~Section 7.8Limitation on Transactions with Affiliates.~~

~~(a)Sales and Leases to Company.  The Company shall not purchase Real Estate Assets from the Sponsor, the Business Manager, any Real Estate Manager, a Director or any Affiliate thereof, unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approves the transaction as being fair and reasonable to the Company and the price for the Real Estate Assets is no greater than the cost paid by the Sponsor, the Business Manager, the Real Estate Manager, a Director or any Affiliate for the Real Estate Assets, unless substantial justification for the excess exists and the excess is, in the opinion of the Board (including a majority of the Independent Directors), reasonable; provided, that the foregoing shall not apply in the event that an Affiliate of the Business Manager enters into a purchase agreement to acquire a Real Estate Asset and subsequently assigns the purchase agreement to the Company.  In no event shall the cost of any Real Estate Asset to the Company exceed its appraised value at the time the Real Estate Asset is acquired by the Company.~~

~~(b)Sales and Leases to the Sponsor, the Business Manager, any Real Estate Manager, a Director or any Affiliate. The Company shall not sell or lease assets to the Sponsor, the Business Manager, any Real Estate Manager, a Director or any Affiliate thereof, unless the sale or lease is approved by a majority of Directors, including a majority of Independent Directors, not otherwise interested in the transaction as being fair and reasonable to the Company.~~

~~(c)Loans.  The Company shall not make any loans to the Sponsor, the Business Manager, any Real Estate Manager, a Director or any Affiliate thereof or to a wholly-owned subsidiary of the Company except in accordance with applicable law and as provided in Article IX hereof.  The Company may not borrow money from the Sponsor, the Business Manager, any Real Estate Manager, a Director or any Affiliate thereof or from a wholly-owned subsidiary of the Company, unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approves the loan as being fair, competitive and commercially reasonable and no less favorable to the Company than a loan from an unaffiliated party under the same circumstances; provided that for these purposes, amounts owed but not yet paid by the Company under the Business Management Agreement, any real estate management agreement, or any other ancillary service agreement, shall not constitute amounts advanced pursuant to a loan.~~

~~(d)Investments.  The Company shall not invest in Joint Ventures with the Sponsor, the Business Manager, any Real Estate Manager, a Director or any Affiliate thereof as a partner, unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approves the investment as being fair and reasonable to the Company and on substantially the same terms and conditions as those received by other Joint Venturers.  The Company shall not invest in equity securities unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approves the transaction as being fair, competitive, and commercially reasonable; provided, that investments in equity securities in “publicly-traded entities” that are otherwise approved by a majority of Directors (including a majority of Independent Directors) shall be deemed fair, competitive and commercially reasonable~~

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~~if the Company acquires the equity securities through a trade that is effected through or in a recognized securities market.  For these purposes, a “publicly traded entity” shall mean any entity having securities listed on a national securities exchange or included for quotation on an inter-dealer quotation system.~~

~~(e)Other Transactions.  All other transactions between the Company and the Sponsor, the Business Manager, any Real Estate Manager, a Director or any Affiliate thereof shall require approval by a majority of the Directors (including a majority of Independent Directors) not otherwise interested in the transaction as being fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from an unaffiliated third party.~~

~~Section 7.9Initial Investment.  Before the Initial Public Offering, IREIC shall have made the Initial Investment. IREIC or any Affiliate thereof may not sell the Initial Investment while IREIC remains a Sponsor but may transfer all or a portion of the Initial Investment to any of its Affiliates.~~

ARTICLE VII

~~Article VIII~~
RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

~~Section 8.1~~ Section 7.1 Definitions.  For the  purpose of this Article ~~VIII~~VII only, the following terms shall have the following meanings:

“Aggregate Stock Ownership Limit” means 9.8% (or any other ~~amount~~percentage designated by the Board of Directors pursuant to Section ~~8.2~~7.2(h)) in value or number of shares (whichever is more restrictive) of the aggregate of the outstanding shares of Equity Stock.

“Beneficial Ownership” means ownership of shares of Equity Stock by a Person, whether the interest in the shares of Equity Stock is held directly or indirectly (including  by a nominee), and shall include interests that would be treated  as owned through the application of Section 544 of the Code, as modified by Section 856(h)(~~1~~l)(B) of the Code, provided, however, that in determining the number of shares Beneficially Owned by a Person, no share  shall be counted more than once. Whenever a Person Beneficially Owns shares of Equity Stock that are not actually outstanding (e.g., shares issuable upon the exercise of an option or the conversion of a convertible security) (“Option Shares”), then, whenever ~~this~~the Charter requires a determination  of the percentage of outstanding shares of a class of Equity Stock Beneficially Owned by such Person, the Option Shares Beneficially Owned by such Person shall also be deemed to be outstanding. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have correlative meanings.

“Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in the State of New York are authorized  or required by law, regulation or executive order to close.

“Charitable Beneficiary” means one or more beneficiaries of the Trust as determined pursuant to Section ~~8.3~~7.3(f)~~;~~: provided that each such organization must be described in Section ~~501~~50l(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections ~~170~~l 70(b)(~~1~~l)(A) (other than clauses (vii) and  (viii) thereof), 2055 and 2522  of the Code.

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“Common Stock Ownership Limit” means 9.8% (or such other ~~amount~~percentage designated by the Board of Directors pursuant to Section ~~8.2~~7.2) (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock ~~of the Company~~.

“Constructive Ownership” means ownership of shares of Equity Stock by a Person, whether the interest in the shares of Equity Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have correlative meanings.

“Excepted Holder” means a Stockholder of the Company for whom an Excepted Holder Limit is created by the Board of Directors pursuant to Section ~~8.2~~7.2(g).

“Excepted Holder Limit” means, provided that the Excepted Holder agrees  to comply with the requirements established by the Board of Directors pursuant to Section ~~8.2~~7.2(g), and subject to adjustment pursuant to Section ~~8.2~~7.2(h), the percentage limit established by the Board of Directors pursuant to Section ~~8.2~~7.2(g).

“Initial Date” means the date on which the Board of Directors determines, pursuant to ~~Section 6.4(b)~~ Section 6.3(b), that it is no longer in the best interests of  the Company to attempt to, or continue to, qualify as a REIT or that compliance with all or any of the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Equity  Stock set forth in this Article ~~VIII~~VII are no longer required for the Company to qualify as a REIT, but only with respect to such restrictions and limitations.

“Market Price” means with respect to any class or series of outstanding shares of Equity Stock, the Closing Price for such shares of Equity Stock on such date. The “Closing  Price” on any date shall mean the last sale price for such shares of Equity Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and  asked prices, regular  way, for such shares of Equity Stock, in either case as reported in the principal  consolidated transaction reporting system with respect to securities listed or admitted  to trading on the NYSE or, if such Equity Stock is not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such shares of Equity Stock are listed or admitted to trading or, if such shares of Equity Stock are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such shares of Equity Stock are not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such shares of Equity Stock selected by the Board of Directors or, in the event that no trading price is available for such shares of Equity Stock, the fair market value of the shares of Equity Stock, as estimated ~~in good faith~~ by the Board of Directors.

“Non-Transfer Event” means any event or other changes in circumstances other than a purported Transfer, including, without limitation, any change in the value of any shares of Equity Stock and any redemption of any shares of Equity Stock.

“Ownership Limits” means the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, subject to adjustment pursuant to Section ~~8.2~~7.2(g).

“Prohibited Owner” means, with respect to any purported Transfer or  Non-Transfer Event, any Person who, but for the provisions of Section ~~8.2~~7.2(a), would beneficially own (determined under the principles of Section 856(a)(~~5~~S) of the Code), Beneficially Own or Constructively Own shares of Equity Stock, and  if appropriate in  the context, shall  also mean any Person who would have been the record owner of the shares  that the Prohibited  Owner would have so owned.

“Restriction Termination Date” means the first day after the Initial Date.

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“Transfer” means any issuance, sale, transfer, gift, assignment, devise or other disposition of, as well as any other event that causes any Person to acquire beneficial ownership (determined under the principles of Section 856(a)(5) of the Code), Beneficial Ownership or Constructive Ownership of Equity Stock or the right to vote or receive dividends on Equity Stock, or any agreement to take any such actions or cause any such events, including, without limitation, (i) the granting or exercise of any option (or any disposition of any option) or entering into any agreement for the sale, transfer or other disposition of Equity Stock (or of beneficial ownership (determined under the principles of Section 856(a)(5) of the Code), Beneficial Ownership or Constructive Ownership of Equity Stock), (ii) any disposition of any securities or rights convertible into or exchangeable for Equity Stock or any interest in Equity Stock or any exercise of any such conversion or exchange right and (iii) Transfers of interests in other entities that result in changes beneficial ownership (determined under the principles of Section 856(a)(5) of the Code), Beneficial Ownership or Constructive Ownership of Equity Stock; in each case, whether voluntary or involuntary, whether owned of record, beneficially owned (determined under the principles of Section 856(a)(5) of the Code), Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have correlative meanings.

“Trust” means any trust provided for in Section ~~8.3~~7.3(a).

“Trustee” means the Person unaffiliated with both the Company and any  Prohibited Owner that is a “United States person” within the meaning of Section 7701 (a)(30) of the Code and is appointed by the Company to serve as trustee of the Trust.

~~Section 8.2~~

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Section 7.2 Equity Stock.

(a)	Ownership Limitations. Prior to the Restriction Termination Date, but subject to ~~Section 8.4~~Section 7.4:

i.	Basic Restrictions.

A.

(1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Equity Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no  Excepted Holder shall Beneficially Own or Constructively Own shares of Equity Stock in excess of the Excepted Holder Limit for such Excepted Holder.

B.

No Person shall Beneficially Own shares of Equity Stock to the extent that such Beneficial Ownership of Equity Stock would result in the Company being “closely held” within the meaning  of Section  856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year).

C.

No Person shall Beneficially Own or Constructively Own shares of Equity Stock to the extent that such Beneficial Ownership or Constructive Ownership of Equity Stock would result in the Company failing to qualify as a REIT.

D.

No Person shall Constructively Own shares of Equity Stock to the extent that such Constructive Ownership would cause any income of the Company that would otherwise qualify as “rents from real property” for purposes of Section 856(d) of the Code to fail to qualify as such.

E.

Any Transfer of shares of Equity Stock that, if effective, would result in the Equity Stock being beneficially owned by fewer than one hundred (100) Persons (determined under the principles of  Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Equity Stock.

ii.

Transfer in Trust. If any Transfer or Non-Transfer  Event occurs that, if effective or otherwise, would result in any Person Beneficially Owning or Constructively Owning (as applicable) shares of Equity Stock in violation of Section ~~8.2~~7.2(a)(i)(A), (B), (C) or (D),

A.

then that number of shares of Equity Stock the  Beneficial Ownership or Constructive Ownership (as applicable) of which otherwise would cause such Person to violate Section ~~8.2~~7.2(a)(i)(A), (B), (C) or (D) (rounded up to the next whole share)  shall be automatically  transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section ~~8.3~~7.3, effective as of the close of business on the Business Day immediately preceding the date of such Transfer or Non-Transfer Event,  and such Person (or, if different, the direct or Beneficial Owner of such shares) shall acquire no rights in such shares (or shall be divested of its rights in such shares);

B.

if the transfer to the Trust described in Section ~~8.2~~7.2(a)(ii)(A) of this sentence would not be effective for any reason to prevent the violation of Section ~~8.2~~7.2(a)(i)(A), (B), (C) or (D), then the Transfer of that number of shares of Equity Stock that otherwise would cause any Person to violate Section ~~8.2~~7.2(a)(i)(A), (B), (C) or (D) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Equity  Stock; or

C.

if the transfer to the Trust described in Section ~~8.2~~7.2(a)(ii)(A) of this sentence would not be effective for any reason to prevent the violation of Section ~~8.2~~7.2(a)(i)(A), (B), (C) or (D)~~,~~. then the Non-Transfer Event that otherwise would cause any Person to violate Section

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~~8.2~~7.2(a)(i)(A), (B), (C) or (D) shall be void ab initio to the extent that the Company has the legal ability to void the Non-Transfer Event, and the intended transferee shall acquire no rights in such shares of Equity Stock.

To the extent that, upon a transfer of shares pursuant to this Section ~~8.2~~7.2(a)(ii), a violation of any provision of this Article ~~VIII~~VII would  nonetheless be  continuing (for example where the ownership of shares by a single Trust would  violate the 100 stockholder requirement applicable to REITs), then, to the extent possible, shares shall be transferred to that number of Trusts, each having a distinct Trustee and a Charitable Beneficiary or Beneficiaries that are distinct from those of each other Trust, such that there is no violation of any provision of this Article ~~VIII~~VII.

(b)

Remedies for Breach. If the Board of Directors or any duly authorized committee thereof shall at any time determine ~~in good faith~~ that a Transfer or Non~~-~~Transfer Event has taken place that results in a violation of Section ~~8.2~~7.2(a)(i) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership, Constructive Ownership or beneficial ownership (determined under the principles of Section  856(a)(5) of the Code) of any shares of Equity Stock in violation  of Section ~~8.2~~7.2(a)(i)  (whether or not such violation is intended), the Board of Directors or a committee thereof shall  take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or Non-Transfer Event or otherwise prevent such violation, including, without limitation, causing the Company to redeem shares, refusing to give effect to such Transfer on the books and records of the Company or instituting proceedings to enjoin such Transfer or Non-Transfer Event; provided, however, that any Transfer or attempted Transfer in violation of Section ~~8.2~~7.2(a)(i) (or Non-Transfer Event that results in a violation of Section ~~8.2~~7.2(a)(i)~~)~~ shall automatically result in the transfer to the Trust described above, or, if applicable, shall be void ab initio as provided in Section ~~8.2~~7.2(a)(i) irrespective of  any action (or non-action) by the Board of Directors or a committee thereof.

(c)

Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership,  Constructive Ownership  or beneficial ownership (determined under the principles of Section 856(a)(5) of the Code) of shares of Equity Stock that will or may violate Section ~~8.2~~7.2(a)(i) or any Person who held or would have owned shares of Equity Stock that resulted in a transfer to the Trust pursuant to the provisions of Section ~~8.2~~7.2(a)(ii) shall immediately give written notice to the Company of such event, or in the case of such a proposed or attempted transaction, give at least fifteen days prior written notice, and shall provide to the Company such other information as the Company may request in order to determine the effect, if any, of such Transfer on the Company’s qualification as a REIT.

(d)	Owners Required to Provide Information. Prior to the Restriction Termination Date:

i.

every owner of five percent (5.0%) or more (or such lower percentage as required by the Code or regulations promulgated thereunder) of the outstanding shares of any class or series of Equity Stock, upon request  following the end of each taxable year of the Company, shall provide in writing to the Company the name and address of such owner, the number of shares of each class and series of Equity Stock and other shares of the Equity Stock Beneficially Owned by it and a description of the manner in which the shares are held. Each owner shall provide to the Company any additional information as the Company may request in order to determine the effect, if any, of such Beneficial Ownership on the Company’s qualification as a REIT and to ensure compliance with the Ownership Limits; and

ii.

each Person who is a Beneficial Owner or Constructive Owner of Equity Stock and each Person (including the Stockholder of  record) who  is holding Equity Stock for a Beneficial Owner or Constructive Owner shall provide in writing to the Company such information as the Company may request, in good faith, in order to determine the Company’s qualification as a REIT and to comply with requirements of any taxing authority or governmental authority or to  determine such compliance.

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(e)

Remedies Not Limited. Subject to ~~Section 6.4(b)~~ Section 6.3(b),  nothing contained  in this Section ~~8.2~~7.2 shall limit the authority of the Board of  Directors to  take such other action as it deems necessary or advisable to protect the Company ~~and the interests of the Stockholders~~ in preserving the Company’s qualification as a REIT.

(f)

Ambiguity. The Board of Directors shall have• the power to determine the application of the provisions of this Section ~~8.2~~7.2 and Section ~~8.3~~7.3 and any definition contained in Section ~~8.1~~7.1, including  in the case of an ambiguity  in the application of any of the provisions of this Section ~~8.2~~7.2 and Section ~~8.3~~ 7.3, or any such definition, with  respect to any situation based on the facts known to it. In the event Section ~~8.2~~7.2 or Section ~~8.3~~7.3 requires an action by the Board of Directors and the Charter fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Section ~~8.1~~7.1, Section ~~8.2~~7.2 or Section ~~8.3~~7.3.  Absent a decision to the contrary by the Board of Directors, if a Person would have (but for the remedies set forth in Section 7.2) acquired Beneficial Ownership or Constructive Ownership of Equity Stock in violation of Section 7.2, such remedies (as applicable) shall apply first to the shares of Equity Stock which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares of Equity Stock based upon the relative number of the shares of Equity Stock held by each such Person.

(g)	Exceptions.

i.

Subject to Section ~~8.2~~7.2(a)(i)(C), the Board of Directors, in its sole and absolute discretion, may prospectively exempt a Person from, or retroactively waive with respect to a Person, one or more of the ownership limitations set forth in Section ~~8.2~~7.2(a)(i)(A)(1) and (2) and establish or increase an  Excepted Holder  Limit for such Person, may retroactively waive the ownership limitations set forth in Section ~~8.2~~7.2(a)(i)(A)(3) with respect to a Person and establish or increase the Excepted Holder Limit for such Person, may prospectively exempt a Person from the provisions of Section ~~8.2~~7.2(a)(i)(B)~~,~~ and may prospectively exempt a Person from, or retroactively waive with respect to a Person, the provisions of Section ~~8.2~~7.2(a)(i)(D) if:

C.

the Board of Directors obtains such representations  and undertakings from the Person as are reasonably necessary to ascertain that the Person’s Beneficial Ownership or Constructive Ownership of Equity Stock in excess of the Ownership Limits or in violation of the limitations imposed by Section ~~8.2~~7.2(a)(i)(A) or Section ~~8.2~~7.2(a)(i)(D), as applicable, will not now or in the future jeopardize the Company’s ability to qualify as a REIT under the Code; and

D.

such Person agrees that any violation or attempted violation of such representations or undertakings (or other action that is contrary to the restrictions contained in ~~Sections 8.2~~Section 7.2(a), through ~~8.2~~7.2(f)~~)~~ will result in such shares of Equity Stock being automatically transferred to a Trust in accordance with Section ~~8.2~~7.2(a)(~~ii~~iii) and Section ~~8.3~~7.3.

ii.

Prior to granting any exemption or waiver or establishing or increasing any Excepted Holder Limit pursuant to Section ~~8.2~~7.2(g)(i), the Board of Directors may require a  ruling from the Internal  Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole and absolute discretion, as it may deem necessary or advisable in order to determine or ensure the Company’s qualification as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exemption or waiver or establishing or increasing any Excepted Holder Limit.

iii.	Subject to Section ~~8.2~~7.2(a)(i)(C), an underwriter that participates in a public offering or a private placement of Equity Stock (or securities convertible into or exchangeable for Equity Stock) may

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Beneficially Own and Constructively Own shares of Equity Stock (or securities convertible into or exchangeable for Equity Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, or both such limits, but only to the extent necessary to facilitate the public offering or private placement.

iv.

The Board of Directors may only reduce the  Excepted Holder Limit for an Excepted Holder: (A) with the written consent of such  Excepted Holder at any time; ~~or~~ (B) unless the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder provide otherwise, at any time after the Excepted Holder no longer Beneficially Owns or Constructively Owns shares of Equity Stock in excess of the Aggregate Stock Ownership Limit or the Common Stock Ownership Limit; or (C) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted  Holder.  No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit.

(h)

Increase or Decrease in Aggregate Stock Ownership and Common Stock Ownership Limits. Subject to Section ~~8.2~~7.2(a)(i)(C)~~,~~. the Board of Directors  may from time to time increase one or both of the Ownership Limits and decrease one or both of the Ownership Limits; provided, however, that any such decreased Ownership  Limit will not be effective for any Person whose percentage ownership in Equity Stock  is in excess of the decreased Ownership Limit until such time as such Person’s  percentage of  Equity Stock equals or falls below the decreased Ownership Limit, but any further acquisition of Equity Stock in excess of such percentage ownership of Equity Stock will be in violation of the Ownership Limits; and provided, further, that the new Ownership Limits would not result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) if five unrelated individuals were to Beneficially Own the five largest amounts of Equity Stock permitted to be Beneficially  Owned under  each Excepted Holder Limit, as applied to an Excepted Holder, and such new Ownership Limits with respect to each other Stockholder, taking into account the immediately preceding ~~proviso~~provision permitting ownership in excess of decreased Ownership Limits in certain cases.

(i)

Legend. Each certificate for shares of Equity Stock, if certificated, shall bear a legend that substantially describes the foregoing restrictions on transfer and ownership, or, instead of such legend, the certificate, if any, may state that the Company will furnish a full statement about certain  restrictions on transferability to a Stockholder on request and without charge.

~~Section 8.3~~ Section 7.3 Transfer of Equity Stock in Trust.

(a)

Ownership in Trust. Upon any purported Transfer or Non-Transfer Event described  in Section ~~8.2~~7.2(a)(ii) that would  result in a transfer of shares of Equity Stock to a Trust, the shares of Equity Stock shall be deemed to have been  transferred to  the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. The transfer to the Trustee shall be deemed to be effective as of the close  of business on the Business Day immediately preceding the date of the purported Transfer or Non-Transfer Event that results in the transfer to the Trust pursuant to Section ~~8.2~~7.2(a)(ii). The Trustee shall be appointed by the Company and shall be a Person unaffiliated with both the Company and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Company as provided in Section ~~8.3~~7.3(f).

(b)

Status of Shares of Equity Stock Held by the Trustee. Shares of Equity Stock held by the Trustee shall be treated as issued and outstanding shares of Equity Stock. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other ~~Distributions~~distributions and shall not possess any rights to vote or other rights attributable to the shares of Equity Stock held in the Trust.

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(c)

Distribution and Voting Rights. The Trustee shall have all voting rights and rights to dividends or other ~~Distributions~~distributions with respect to shares of Equity Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other ~~Distribution~~distribution paid prior to the discovery by the Company that the shares of Equity Stock have been transferred  to the Trustee shall be paid by the recipient of such dividend or other ~~Distribution~~distribution to the Trustee upon demand and any dividend or other ~~Distribution~~distribution authorized but unpaid shall  be paid when due to the Trustee. The Prohibited Owner shall have no voting rights with respect to shares held  in the Trust and, subject to applicable law, effective as of the date that the shares  of Equity Stock have been transferred to the Trust, the Trustee shall have the authority  (at the Trustee’s sole discretion), assuming that the meeting or consent period has not otherwise been finally adjourned, (i) to rescind as void any proxy submitted or any vote cast by a Prohibited Owner prior to the discovery by the Company that the shares  of Equity Stock have been transferred to the Trustee and (ii) to resubmit a proxy or recast  any vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary. Notwithstanding the provisions of this Article ~~VIII~~VII, until the Company has received notification that shares of Equity Stock have been transferred  into a Trust, the Company shall be entitled to rely on its share transfer and other Stockholder records for purposes of preparing lists of Stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of Stockholders.

(d)

Sale of Shares of Equity Stock by Trustee. As soon as reasonably practicable after receiving notice from the Company that shares  of Equity Stock  have been transferred to the Trust (and no later than twenty (20) days after receiving notice in the case of shares of Equity Stock that are listed or admitted to trading on any national securities exchange), the Trustee of the Trust shall sell the shares held in the Trust to a Person whose ownership of the shares will not violate the ownership limitations  set forth in Section ~~8.2~~7.2(a)(i). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section ~~8.3~~7.3(d). The Prohibited Owner shall receive the lesser of: (1) the price paid by the  Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust; and (2) the sales proceeds received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares held in the Trust.  The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends or other ~~Distributions~~distributions which has been paid to the Prohibited Owner and is owed by the Prohibited Owner to the Trustee pursuant to Section ~~8.3~~7.3(c). Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Company that shares of Equity Stock have been transferred  to the Trustee, such shares are sold by a Prohibited Owner, then: (1)  such shares  shall be deemed to have been sold on behalf of the Trust; and (2) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section ~~8.3~~7.3(d), the excess shall be paid  to the Trustee upon demand.

(e)

Purchase Right in Stock Transferred to the Trustee.  Shares of  Equity Stock transferred to the Trustee shall be deemed to have been offered for sale to the Company, or its designee, at a price per share equal to the lesser of: (i) the price per share in the transaction that resulted in the transfer to the Trust (or,  in the case of a  devise or gift, the Market Price at the time of the devise or gift); and (ii) the  Market Price on the date the Company,  or its designee,  accepts the offer.  The Company shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section ~~8.3~~7.3(d). Upon  the sale to the Company, the interest  of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net  proceeds of the sale to the Prohibited Owner; provided, however, that the Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends or other ~~Distributions~~distributions which has been paid to the Prohibited Owner and is owed by the  Prohibited Owner  to the Trustee pursuant to Section ~~8.3~~7.3(c). Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary.

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(f)

Designation of Charitable Beneficiaries. By written  notice to the Trustee, the Company may change the Charitable Beneficiary by designating one  or more nonprofit organizations to be the Charitable Beneficiary of the interest  in the Trust such that: (i) the shares of Equity Stock held in the Trust would not violate the restrictions set forth in Section ~~8.2~~7.2(a)(i) in the hands of such Charitable Beneficiary; and (ii) each such organization must be described in Section 501(c)(3) of the  Code and  contributions to each such organization must be eligible for deduction under each of Sections 170(b)(~~1~~l)(A) (other than clauses (vii) and (viii) thereof), 2055 and 2522 of the  Code. Neither the failure of the Company to make such designation nor the failure of the Company to appoint the Trustee before the automatic transfer provided for in Section ~~8.2~~7.2(a)(ii)(A). shall make such transfer ineffective, provided that the Company thereafter makes such designation and appointment.  The designation  of a nonprofit organization as  a Charitable Beneficiary shall not entitle such nonprofit organization to serve in such capacity and the Company may, in its sole discretion, designate a different nonprofit organization as the Charitable Beneficiary at any time and for any or no reason. Any determination by the Company with respect to the application of this Article ~~VIII~~VII shall be binding on each Charitable Beneficiary.

~~Section 8.4~~ Section 7.4  NYSE Transactions. Nothing in this Article ~~VIII~~VII shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that settlement of any transaction occurs shall not negate the effect of any other provision of this Article ~~VIII~~VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article ~~VIII~~VII.

~~Section 8.5~~ Section 7.5  Enforcement. The Company is specifically authorized to seek equitable relief, including injunctive relief, to enforce the provisions of this Article ~~VIII~~VII.

~~Section 8.6~~ Section 7.6  Non-Waiver.   No delay or failure on the part of the Company or the Board of Directors in exercising any right under this Article ~~VIII~~VII shall operate as a waiver of any right of the Company or the Board of Directors, as the case may be, except to  the extent  specifically waived in writing.

~~Section 8.7~~ Section 7.7  Severability.  If any provision  of this Article ~~VIII~~VII or any application  of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court.

~~Article IX~~
~~INVESTMENT RESTRICTIONS~~

~~Section 9.1Investment Policies.  Subject to any restrictions set forth herein, the investment policies set forth in this Article IX shall be approved by the Board of Directors, including a majority of the Independent Directors, at or prior to Commencement of the Initial Public Offering.  The Independent Directors shall review the Company’s investment policies at least annually to determine that the policies being followed are in the best interests of the Company.~~

~~Section 9.2Investment Restrictions.  In addition to other investment restrictions imposed by the Directors from time to time consistent with the Company’s objective to qualify as a REIT and until the shares of Common Stock are listed on a national securities exchange or traded in the over-the-counter market, the Company may not:~~

~~(a)invest more than ten percent (10.0%) of the Company’s total assets in unimproved real property or Mortgage Loans secured by unimproved real property.  For purposes of this paragraph, “unimproved real property” does not include a Property:  (i)~~

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~~acquired for the purpose of producing rental or other operating income; (ii) having development or construction in process; or (iii) under contract for development or in planning for development within one (1) year from the date of acquisition;~~

~~(b)invest in commodities or commodity future contracts, except for interest rate futures used solely for hedging purposes;~~

~~(c)except for investments in commercial mortgage-backed securities, invest in, or make, Mortgage Loans unless an appraisal prepared by an Independent Expert is obtained for the underlying Property and the mortgage indebtedness on any Property would in no event exceed the Property’s appraised value; provided, however, that this restriction shall not apply to an investment in a publicly-traded entity (as defined in Section 7.8(d) hereof) that owns, invests in or makes Mortgage Loans.  The appraisal shall be maintained in the Company’s records for at least five (5) years and shall be available for inspection and duplication by any Stockholder.  In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment insuring the priority of the mortgage and condition of the title must be obtained prior to closing;~~

~~(d)invest in real estate contracts of sale otherwise known as land sale contracts unless the contracts are in recordable form and appropriately recorded in the chain of title;~~

~~(e)except for investments in commercial mortgage-backed securities, invest in, or make, Mortgage Loans, including construction loans, on any one Property, if the aggregate amount of all Mortgage Loans outstanding on the Property, including the loans made by the Company, would exceed an amount equal to eighty-five percent (85.0%) of the appraised value of the Property as determined by an Independent Expert unless the Board of Directors determines that substantial justification exists because of the presence of other underwriting criteria and provided further that the loans would in no event exceed the appraised value of the property at the date of the loans; provided that the aggregate amount of all Mortgage Loans outstanding and secured by the Property, including the loans of the Company, shall include all interest (excluding contingent participation in income or appreciation in value of the mortgaged Property), the current payment of which may be deferred pursuant to the terms of the loans, to the extent that deferred interest on each loan exceeds five percent (5.0%) per annum of the principal balance of the loan; provided, further, that this restriction shall not apply to an investment in a publicly-traded entity (as defined in Section 7.8(d) hereof) that owns, invests in or makes Mortgage Loans;~~

~~(f)invest in, or make, any Mortgage Loans that are subordinate to any mortgage or equity interest of the Business Manager, the Sponsor, a Director or any Affiliates thereof;~~

~~(g)invest in equity securities unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction approves the investment as being fair, competitive and commercially reasonable; provided however that the requirements of this section shall not apply to the purchase by the Company of (i) its own securities pursuant to its SRP or, when traded on a secondary market or on a national securities exchange or inter-dealer quotation system, if a majority of the Directors~~

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~~(including a majority of the Independent Directors) determine the purchase to be in the best interests of the Company; or (ii) the securities of a publicly-traded entity (as defined in Section 7.8(d) hereof) made in accordance with Section 7.8(d);~~

~~(h)invest in Joint Ventures as a partner with the Sponsor, Business Manager, a Director or any Affiliate thereof, unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approves the investment as being fair and reasonable to the Company and on substantially the same terms and conditions as those received by other Joint Venturers;~~

~~(i)borrow, on a secured and unsecured basis, in an aggregate amount that exceeds three hundred percent (300.0%) of Net Assets, except as approved by the Board of Directors (including a majority of the Independent Directors), upon a finding that a higher level of borrowing is appropriate.  Any excess in borrowing over three hundred percent (300.0%) of Net Assets level must be disclosed to Stockholders in the Company’s next quarterly report to Stockholders, along with the justification for the excess;~~

~~(j)invest in Real Estate Assets unless a majority of the Directors, including a majority of the Independent Directors, approves the investment; provided that if the Company acquires a Property from the Sponsor, the Business Manager, any Real Estate Manager, a Director or any Affiliates thereof, the provisions of Section 7.8 hereof also shall be applicable; and~~

~~(k)invest in Junior Debt secured by a mortgage on real property that is subordinate to the lien of Senior Debt, except where the amount of the Junior Debt, plus the outstanding amount of the Senior Debt, does not exceed eighty-five percent (85.0%) of the appraised value of the Property at the time of the investment, unless the Board of Directors determines that substantial justification exists because of the presence of other underwriting criteria and provided further that the amount of the Junior Debt, plus the outstanding amount of the Senior Debt, would in no event exceed the appraised value of the property at the date of the investment; provided that the value of all investments of the Company in Junior Debt (as reflected on the books of the Company in accordance with GAAP, after all reasonable reserves but before provision for depreciation) would not then exceed twenty-five percent (25.0%) of the Company’s tangible assets; provided, however, that this restriction shall not apply to an investment in a publicly-traded entity (as defined in Section 7.8(d) hereof) that invests in Junior Debt.  The value of any investments in Junior Debt not meeting the aforementioned requirements shall be limited to ten percent (10.0%) of the Company’s tangible assets (which would be included within the twenty-five percent (25.0%) limitation).~~

~~Article X~~
~~STOCKHOLDERS~~

~~Section 10.1Access to Corporate Documents and Records.~~

~~(a)Any Stockholder and any designated representative thereof shall be permitted access to the records of the Company to which it is entitled under the MGCL at~~

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~~all reasonable times, and may inspect and copy any of them for a reasonable charge. Inspection of the Company books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.~~

~~(b)An alphabetical list of the names, addresses and telephone numbers of the holders of shares of Common Stock, along with the number of shares of Common Stock held by each of them (the “Stockholder List”), shall be maintained as part of the books and records of the Company and shall be available for inspection by a Stockholder or the holder’s agent at the home office of the Company in accordance with Maryland law. The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of the Stockholder List shall be mailed to any Stockholder so requesting within ten days of receipt by the Company of the request. The copy of the Stockholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than ten-point type). The Company may impose a reasonable charge for expenses incurred in reproduction pursuant to the Stockholder request. A Stockholder may request a copy of the Stockholder List in connection with matters relating to Stockholders’ voting rights, the exercise of Stockholder rights under federal proxy laws or for any other proper and legitimate purpose. Each Stockholder who receives a copy of the Stockholder List shall keep the list confidential and shall sign a confidentiality agreement to the effect that the Stockholder will keep the Stockholder List confidential and share the list only with its employees, representatives or agents who agree in writing to maintain the confidentiality of the Stockholder List.~~

~~(c)The Company may impose, and require the Stockholder to pay, a reasonable charge for expenses incurred in producing and copying any of its corporate documents and records pursuant to this Section 10.1.  If the Business Manager or the Directors neglect or refuse to exhibit, produce or copy the Stockholder List, the Business Manager and the Directors shall be liable to the Stockholder making the request for the costs, including reasonable attorneys’ fees, incurred by that Stockholder for compelling the production of the Stockholder List and for actual damages suffered by the Stockholder by reason of such neglect or refusal; provided, however, that it shall be an absolute defense against any and all liability or damages that the actual purpose and reason for the request to inspect or copy the Stockholder List is to secure the information for the purpose of selling the Stockholder List or copies thereof, or of using the Stockholder for a commercial purpose or other purpose not in the interest of the Stockholder as a stockholder relative to the affairs of the Company.  The Company may require any Stockholder requesting to inspect or obtain the Stockholder List pursuant to this Section 10.1 to represent that the information is not requested for a commercial purpose unrelated to the Stockholder’s interest in the Company.  The remedies provided in this Section 10.1(c) to a Stockholder are in addition to, and shall not in any way limit, other remedies available to the Stockholder under federal law, or the laws of any state.~~

~~Section 10.2Reports and Meetings.~~

~~(a)Reports.  Each year the Company shall prepare an annual report in accordance with Regulation 14a-3 promulgated under the Exchange Act, and shall send the~~

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~~annual report to each Stockholder at or before the annual meeting of the Stockholders within 120 days after the end of the Company’s fiscal year.  The report shall include: (i) audited income statements and balance sheets for the previous three and two years, respectively or, the period of time the Company has been operating if less, all prepared in accordance with the rules and regulations of the Securities and Exchange Commission governing the preparation of financial statements; (ii) if applicable, the ratio of the costs of raising capital during the period to the capital raised; (iii) the aggregate amount of fees paid to the Sponsor, the Business Manager, the Real Estate Managers and any Affiliates thereof, including fees or charges paid to the Sponsor and its Affiliates by third parties doing business with the Company for the applicable period; (iv) the Total Operating Expenses stated as a percentage of Average Invested Assets and as a percentage of Net Income for the most recently completed fiscal year; (v) a report from the Independent Directors stating that the policies being followed by the Company are in the best interests of the Stockholders in the aggregate and the basis for the determination; and (vi) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Company, the Sponsor, the Business Manager, the Real Estate Managers, the Directors and any Affiliates thereof occurring in the most recently completed fiscal year, and the Independent Directors shall examine and comment on the fairness of these transactions.  Alternatively, the information may be provided in a proxy statement delivered with the annual report. The annual report, or proxy statement, as the case may be, may be delivered by any reasonable means, including through an electronic medium, to the extent consistent with any then-applicable rules of the Securities and Exchange Commission.  The Directors, including the Independent Directors, shall be required to take reasonable steps to insure that the requirements set forth in this Section 10.2 are satisfied.~~

~~(b)Location of Meetings. Meetings of Stockholders shall be held at any place in the United States as is provided in the Bylaws or as set by the Board of Directors under provisions in the Bylaws.~~

~~(c)Annual Meetings; Special Meetings.  There shall be an annual meeting of the Stockholders to elect Directors and transact any other business within a reasonable period (not less than thirty days) following delivery of the annual report described in Section 10.2(a) hereof.  The Directors, including the Independent Directors, shall take all reasonable steps to insure that the requirements of this Article X are satisfied.~~

~~Special meetings of the Stockholders may be called by the chairman, the chief executive officer, the president, a majority of the Directors or a majority of the Independent Directors, or any other person specified in the Bylaws, and shall be called by the secretary of the Company to act on any matter that may properly be considered at a meeting of Stockholders upon written request (which states the purpose of the meeting and the matter(s) to be acted upon) of Stockholders holding in the aggregate not less than ten percent (10.0%) of the outstanding shares of Common Stock entitled to vote on such matter at such meeting.  Within ten (10) days after receipt of such a written request, the secretary of the Company shall inform the Stockholders making the written request of the reasonably estimated cost of preparing and mailing a notice of the proposed meeting, and within ten (10) days of the Company’s receipt of payment of these costs, the secretary of the Company~~

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~~shall notify each Stockholder entitled to notice, either in person or by mail, of that meeting and the purpose of that meeting. Notwithstanding anything to the contrary herein, the meeting shall be held not less than fifteen (15) days nor more than sixty (60) days after the secretary’s delivery of the written notice of the meeting.~~

~~(d)Except as provided otherwise in Section 10.2(c) hereof, notice of any annual or special meeting of Stockholders shall be given not less than ten (10) nor more than ninety (90) days before the meeting and in the case of special meetings, shall state the purpose of the meeting and the matters to be acted upon.~~

~~Section 10.3~~

ARTICLE VIII
TENDER OFFERS

Section 8.1Tender Offers. If any Person makes a tender offer, including, without limitation, a “mini-tender” offer, that Person must comply with all of the provisions set forth in Regulation 14D of the Exchange Act, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than five percent (5.0%) of the outstanding shares of Equity Stock; provided, however, that, unless otherwise required by the Exchange Act, such documents are not required to be filed with the Securities and Exchange Commission. In addition, the Person must provide notice to the Company at least ten business days prior to initiating any such tender offer.  ~~If~~No Stockholder may Transfer any shares of Equity Stock held by such Stockholder to any Person who initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”) unless such Stockholder shall have first offered such shares of Equity Stock to the Company at the tender offer price offered in such Non-Compliant Tender Offer. In addition, ~~that~~any Person who initiates a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Company in connection with the enforcement of the provisions of this Section ~~10.3~~8.1, including, without limitation, expenses incurred in  connection with the review of all documents related to the tender offer.  In addition to the remedies provided herein, the Company may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Section ~~10.3~~8.1 shall be of no force or effect with respect to any shares of Equity Stock that are then listed on a national securities exchange.

~~Article XI~~
~~ROLL-UPS~~

~~Section 11.1Appraisal.  In connection with a proposed Roll-Up, an appraisal of all of the Company’s assets shall be obtained from an Independent Expert.  The appraisal will be included in a prospectus used to offer the securities of a Roll-Up Entity and shall be filed with the Securities and Exchange Commission and the state regulatory commissions as an exhibit to the registration statement for the offering of the Roll-Up Entity’s shares.~~

~~The Company’s assets shall be appraised in a consistent manner.  The appraisal shall:~~

~~(a)be based on an evaluation of all relevant information;~~

~~(b)indicate the value of the Company’s assets as of a date immediately prior to the announcement of the proposed Roll-Up; and~~

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~~(c)assume an orderly liquidation of the Company’s assets over a twelve month period.~~

~~The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Company and its Stockholders.  A summary of the independent appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to the Stockholders in connection with the proposed Roll-Up.~~

~~Section 11.2Stockholder Options.  Stockholders who vote “no” on the proposed Roll-Up shall have the choice of:~~

~~(a)accepting the securities of the Roll-Up Entity offered in the proposed Roll-Up; or~~

~~(b)one of the following:~~

~~(i)remaining as Stockholders of the Company and preserving their interests therein on the same terms and conditions as previously existed; or~~

~~(ii)receiving cash in an amount equal to the Stockholders’ pro rata share of the appraised value of the Net Assets.~~

~~Section 11.3Restrictions.  The Company may not participate in any proposed Roll-Up that would:~~

~~(a)result in the holders of Common Stock having rights to meetings less frequently or which are more restrictive to holders of Common Stock than those provided in this Charter;~~

~~(b)result in the holders of Common Stock having voting rights that are less than those provided in this Charter;~~

~~(c)result in the holders of Common Stock having greater liability than as provided in this Charter;~~

~~(d)result in the holders of Common Stock having rights to receive reports that are less than those provided in this Charter;~~

~~(e)result in the holders of Common Stock having access to records that are more limited than those provided in this Charter;~~

~~(f)include provisions that would operate to materially impede or frustrate the accumulation of shares of Equity Stock by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity);~~

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~~(g)limit the ability of an investor to exercise the voting rights of its securities in the Roll-Up Entity on the basis of the number of shares of Equity Stock held by that investor;~~

~~(h)result in investors in the Roll-Up Entity having rights of access to the records of the Roll-Up Entity that are less than those provided in this Charter; or~~

~~(i)place any of the costs of the transaction on the Company if the Roll-Up is rejected by the holders of a majority of the outstanding voting shares of Common Stock; provided, however, that nothing herein shall be construed to prevent participation in any proposed Roll-Up that would result in holders of Common Stock having rights and restrictions comparable to those contained in this Article XI.~~

~~Approval of the holders of a majority of the outstanding voting shares of Common Stock is required for the Company to engage in any Roll-Up that is in conformity with this Article XI.~~

~~Section 11.4General.  The provisions of this Article XI will cease to apply if the Board of Directors determines that it is no longer in the best interests of the Company to attempt, or continue, to qualify as a REIT or if the Common Stock is listed on a national securities exchange.~~

ARTICLE IX

~~Article XII~~
AMENDMENTS AND EXTRAORDINARY ACTIONS

~~Section 12.1General~~Section 9.1Amendments.  The Company reserves the right~~,~~ from time to time~~,~~ to ~~supplement, amend or restate this~~make any amendment to the Charter, now or hereafter authorized by law, including any ~~supplement,~~ amendment ~~or restatement~~ altering the terms or contract rights, as expressly set forth in ~~this~~the Charter, of any ~~unissued~~ shares of ~~Equity Stock~~outstanding stock.  All rights and powers conferred by ~~this~~the Charter on ~~Stockholders, Directors~~stockholders, directors and officers are granted subject to this reservation.  ~~All references to this Charter shall include all supplements,~~Except for amendments ~~or restatements thereto.~~

~~Section 12.2Stockholders’ Approval.  Subject to: (a) the restrictions on Roll-Ups described in Article XI hereof so long as applicable; (b) the limitations described in Article VIII hereof; and (c)~~to Article VI, Section ~~12.3 hereof,~~6.2 of the ~~Directors may not, without the approval of holders of at least a majority of the outstanding voting shares of Common Stock:  (i) amend this~~ Charter and except for those amendments permitted to be made without ~~Stockholder~~stockholder approval under Maryland law or by specific provision in ~~this~~the Charter~~; (ii) sell all or substantially all of the Company’s assets other than in the ordinary course of the Company’s business or in connection with liquidation and dissolution or as otherwise permitted by law; (iii) cause a merger, consolidation or share exchange~~, any amendment to the Charter shall be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast a majority of all the ~~Company except as permitted by law; or (iv) dissolve or liquidate the Company.  For purposes of~~votes entitled to be cast on the matter. However, any amendment to Article VI, Section 6.2 or to this sentence of the Charter~~, a sale of~~ shall be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast two-thirds ~~or more~~ of ~~the Company’s assets, based on number or fair market value, shall constitute a sale of “substantially~~ all ~~of~~ the ~~Company’s assets~~votes entitled to be cast on the matter.~~”~~

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~~Section 12.3By Stockholders.  Notwithstanding~~Section 9.2 Extraordinary Actions.  Except as specifically provided in Article VI, Section 6.2 (relating to removal of directors) and in Section 9.1 of this Article IX, notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of ~~the holders of shares~~stockholders entitled to cast a greater number of votes ~~and subject to the mandatory provisions of any applicable laws and regulations, the holders of a majority of the then outstanding voting shares of Common Stock may, at a duly called meeting of such holders and without necessity for concurrence by the Directors, vote to (i) amend this Charter; or (ii) dissolve or liquidate the Company.~~

~~Section 12.4Stockholder Actions. Subject to the mandatory provisions of any applicable laws and regulations, any action taken pursuant to Section 12.3~~, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of ~~holders of shares~~stockholders entitled to cast a majority of all the votes entitled to be cast ~~with respect to~~on the ~~action.  Any action permitted or required to be taken at a meeting of Stockholders may also be taken by consent, in writing or by electronic transmission, in any manner permitted by the MGCL and set forth in the Bylaws~~matter.

ARTICLE X

~~Article XIII~~
LIMITATION OF LIABILITY AND INDEMNIFICATION

~~Section 13.1~~ Section 10.1 Limitation of Stockholder Liability.  No  Stockholder shall  be personally liable for any debt, claim, demand, judgment or obligation of any  kind of, against  or with respect to the Company by reason of its being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the assets or the affairs of the Company.

~~Section 13.2~~ Section 10.2 Limitation of Director and Officer Liability.  ~~No Director or officer of the Company shall be liable to the Company or to any Stockholder for money damages to~~To the maximum extent that Maryland law, in effect from time to time, permits ~~the~~ limitation of the liability of directors and officers of a corporation~~.~~, no present or former director or officer of the Company shall be liable to the Company or to any Stockholder for money  damages. Neither the amendment nor repeal of this Section ~~13.2~~10.2, nor the  adoption or amendment of any other provision of this Charter inconsistent with this Section ~~13.2~~10.2, shall apply to or affect, in any respect, the applicability of this Section ~~13.2~~ 10.2 with  respect to any act or failure to act that occurred prior to amendment, repeal or adoption.

~~Section 13.3~~ Section 10.3 Indemnification.

(a)

~~Subject~~The Company shall, to the ~~limitations set forth under~~maximum extent permitted by Maryland law ~~and~~ in ~~paragraphs (b), (c) and (d) of this Section 13.3, the Company shall~~effect from time to time, indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay~~, advance~~ or reimburse reasonable expenses in advance of final disposition of a proceeding to (1) any ~~Director,~~individual who is a present or former director or officer ~~and employee~~ of  the Company and ~~the Business Manager and the Real Estate Managers and each of their Affiliates (each an “Indemnified Party”) from and against any liability~~who is made or ~~loss~~threatened to ~~which the Indemnified Party may become subject~~be made a party to, or ~~which~~witness in, the ~~Indemnified Party may incur~~proceeding by reason of his~~,~~ or her ~~or its~~ service ~~as a Director, officer or employee of the Company,~~in that capacity, (2) any individual who while a

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director or officer of the Company and  at the Company’s request, serves or has served as a director, officer, partner, member, manager or trustee of another corporation, partnership, limited liability company, joint venture, trust or employee benefit plan or any other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity and (3) the Business Manager, any of the Real Estate Managers and any of their respective Affiliates~~.~~ if such party is acting on behalf of or performing services for the Company and is made or threatened to be made a party to, or witness in, the proceeding by reason of service in that capacity.  The rights to indemnification and advance of expenses provided by the Charter shall vest immediately upon election of a director or officer.  The Company may, with the approval of the Board of Directors, provide such indemnification and advance of expenses to an individual who served a predecessor of the Company in any of the capacities described in (1) or (2) above and to any employee or agent of the Company or a predecessor of the Company. The indemnification and payment or reimbursement of expenses provided herein shall not be deemed exclusive of or limit in any way other rights to which any Person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaws, resolutions, insurance, agreement or otherwise,

(b)

~~The Company shall not indemnify an Indemnified Party unless:  (i) the Directors have determined, in good faith, that the course of conduct that caused the loss or liability was in the best interest of the Company; (ii) the Indemnified Party was acting on behalf of or performing services on the part of the Company; (iii) the liability or loss was not the result of gross negligence or willful misconduct by any Independent Director or negligence or misconduct by any other Indemnified Party (excluding the Independent Directors); and (iv) the indemnification is recoverable only out of the Net Assets of the Company and not from the Stockholders~~Neither the amendment nor repeal of this Section 10.3, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section 10.3, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

~~(c)Notwithstanding anything to the contrary in Section 13.3(b) hereof, the Company shall not indemnify a Director, officer or employee of the Company or the Business Manager or any Real Estate Manager or their Affiliates for losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met:  (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the particular Person; (ii) the claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular Person; or (iii) a court of competent jurisdiction approves a settlement of the claims and finds that indemnification of the settlement and related costs should be made and the court considering the request has been advised of the position of the Securities and Exchange Commission and the published opinions of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws.~~

~~(d)The Company shall advance amounts to an Indemnified Party for legal and other expenses and costs incurred as a result of any legal action for which indemnification is being sought, only if all of the following conditions are satisfied:  (i) the legal action relates to acts or omissions with respect to the performance of duties or services by the Person, for or on behalf of the Company; (ii) the legal action is initiated by a third party who is not a Stockholder or the legal action is initiated by a Stockholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves advancement; and (iii) the Indemnified Party receiving advances undertakes in writing to repay the advanced funds to the Company, together with the applicable legal rate of interest thereon, in cases in which such party is found not to be entitled to indemnification.~~

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~~(e)The Company shall have the power to purchase and maintain insurance or provide similar protection on behalf of an Indemnified Party against any liability or loss asserted that was incurred in any such capacity with the Company or arising out of such status.  Nothing contained herein shall constitute a waiver by any Indemnified Party of any right which he, she or it may have against any party under federal or state securities laws.  The Company shall also have power to enter into any contract for indemnity and advancement of expenses with a Director, officer, employee or agent to the extent consistent with law and this Charter.~~

THIRD:The amendment to and restatement of the charter of the Company as hereinabove set forth has been duly advised by the Board of Directors and approved by the ~~Stockholders~~stockholders of the Company as required by law.

FOURTH:The current address of the principal office of the Company in the State of Maryland is set forth in Article III of the foregoing amendment and restatement of the charter.

FIFTH:The name and address of the Company’s current resident agent is set forth in Article III of the foregoing amendment and restatement of the ~~articles of incorporation~~charter.

SIXTH:The number of directors of the Company and the names of those currently in office are as set forth in Article VI of the foregoing amendment and restatement of the charter.

SEVENTH:The undersigned ~~Vice President of Inland Real Estate Income Trust, Inc.~~ acknowledges these ~~Second~~Third Articles of Amendment and Restatement  to be the corporate  act of the Company and as to all matters or facts required to be verified  under oath, the undersigned ~~Vice President~~ acknowledges that, to the best of his or her knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under  the penalties of perjury.

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IN WITNESS WHEREOF, the Company has caused these ~~Second~~Third Articles of Amendment and Restatement to be signed in its name and on its behalf by its ~~Vice President~~______________ and attested to by its Secretary on this ~~____~~ day of ___ day of __________, ~~2012~~2021.

INLAND REAL ESTATE INCOME TRUST, INC.

~~By:~~
~~Name:~~	~~Roberta S. Matlin~~
~~Title:~~	~~Vice President~~

By:    ____________________________________

Name: ___________________________________

Title: ____________________________________

ATTEST: ~~INLAND REAL ESTATE INCOME TRUST, INC.~~

~~By:~~
~~Name:~~	~~Cathleen M. Hrtanek~~
~~Title:~~	~~Secretary~~

By:    ____________________________________

Name: ___________________________________

Title:  Secretary

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